AS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 12, 2010

SECURITIES ACT FILE NO. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

COLUMBIA FUNDS VARIABLE SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of Principal Executive Offices) (Zip Code)

612-671-1947

(Registrant’s Area Code and Telephone Number)

Scott R. Plummer, Esq.

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(612) 671-1947

(Name and Address of Agent for Service)

With a copy to:

Brian D. McCabe, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

TITLE OF SECURITIES BEING REGISTERED:

Class 1 and Class 2 shares of the Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund series of the Registrant.

Class 1 and Class 2 shares of the Columbia Variable Portfolio – Income Opportunities Fund series of the Registrant.

Class 1 shares of the Columbia Variable Portfolio – Cash Management Fund series of the Registrant.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on November 12, 2012 pursuant to Rule 488 under the Securities Act of 1933.

Columbia Variable Portfolio – Mid Cap Growth Fund

Columbia Variable Portfolio – High Income Fund

Columbia Variable Portfolio – Money Market Fund

COMBINED PROXY STATEMENT/PROSPECTUS

[[Date, 2012]]

This is a brief overview of the reorganization proposed for your fund. We encourage you to read the full text of the enclosed combined proxy statement/prospectus.

Q: Why am I being asked to provide voting instructions?

Funds are required to obtain shareholder approval for certain kinds of changes, like the reorganizations proposed in the enclosed combined proxy statement/prospectus. Shares of the above-listed funds are owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies, qualified pension or retirement plans, and other permissible investors under relevant U.S. federal income tax rules. References to “shareholders” herein refer to separate accounts of Participating Insurance Companies and/or to other permissible investors. Persons holding Contracts are referred to herein as “Contract Owners.” As a Contract Owner with Contract values allocated to one of the above-listed funds, you are being asked to provide voting instructions to the Participating Insurance Company that issued your Contract regarding a reorganization involving your fund.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, Contract Owners with interests in the selling fund will have interests in the buying fund.

Q: Are my voting instructions important?

Absolutely! While the board of trustees (the “Board”) of each fund listed above has reviewed its proposed reorganization and recommends that you approve it, these proposals generally cannot go forward without the approval of shareholders.

Q: On what am I being asked to provide voting instructions?

Contract Owners are being asked to provide voting instructions regarding the reorganization (a “Reorganization”) of one or more funds (each a “Selling Fund” and together, the “Selling Funds”) into other corresponding funds (each a “Buying Fund” and together, the “Buying Funds”), as noted in the table below:

Selling Fund	Buying Fund
Columbia Variable Portfolio – Mid Cap Growth Fund	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund
Columbia Variable Portfolio – High Income Fund	Columbia Variable Portfolio – Income Opportunities Fund
Columbia Variable Portfolio – Money Market Fund	Columbia Variable Portfolio – Cash Management Fund

The Participating Insurance Company that issued your Contract is the legal owner of your Selling Fund’s shares and will vote those shares at a joint special meeting of shareholders of the Selling Fund. However, as a Contract Owner, you are entitled to instruct that Participating Insurance Company how to vote the shares attributable to your Contract.

If the Reorganization of your Selling Fund is approved by the Participating Insurance Companies and the other closing conditions are met, interests in your Selling Fund attributable to your Contract will, in effect, be converted into interests in the corresponding Buying Fund with the same aggregate net asset value as that of your Selling Fund interests at the time of the Reorganization. (The Selling Funds and the Buying Funds are referred to individually or collectively as a “Fund” or the “Funds,” respectively.) While the aggregate net asset value of shares attributable to your Contract will not change as a result of the Reorganization, the number of shares attributable to your Contract may differ based on each Fund’s net asset value.

We encourage you to read the full text of the enclosed combined proxy statement/prospectus to obtain a more detailed understanding of the issues relating to each proposed Reorganization.

Q: Why are the Reorganizations being proposed?

Columbia Management Investment Advisers, LLC, the Funds’ investment manager (“Columbia Management”), proposed the Reorganizations to each Board in order to reduce, in the aggregate, the total expenses borne by Fund shareholders and to streamline the product offerings of the funds managed by Columbia Management (the “Columbia Funds”), so that management, administration, distribution and other resources can be focused more effectively on a smaller group of funds. The Reorganization of each Selling Fund into the corresponding Buying Fund will enable shareholders of each Selling Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment strategy.

Q: Are there costs or tax consequences of the Reorganizations?

Reorganization costs may be allocated to each Selling Fund, but will be limited to an amount that is not more than the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization. Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization, and regardless of whether the Buying Fund is treated for U.S. federal income tax purposes as a partnership or a regulated investment company (“RIC”). A portion of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs.

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

It is expected that, following the proposed Reorganizations, the expenses borne by Selling Fund shareholders would generally be the same as or lower than the expenses they currently bear, as described in detail in the combined proxy statement/prospectus under “Reorganization Proposals – Summary – Fees and Expenses.”

Q: If approved, when will the Reorganizations happen?

The Reorganizations will take place as soon as practicable following shareholder approval, and are expected to close before the end of the first half of 2013.

Q: How does my Board recommend that I instruct my Participating Insurance Company to vote?

After careful consideration, your Board recommends that you instruct your Participating Insurance Company to vote FOR the Reorganization of your Selling Fund.

Q: How can I provide voting instructions?

You can instruct your Participating Insurance Company how to vote the shares attributable to your Contract in one of three ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By internet (log on to the internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

We encourage you to vote as soon as possible. Please refer to the enclosed voting instruction card for instructions for providing voting instructions by telephone, internet or mail.

Q: Will I be notified of the results of the vote?

The final voting results for each proposal also will be included in each Selling Fund’s next report to shareholders following the special shareholder meeting.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined proxy statement/prospectus or about procedures for providing voting instructions, please call the Participating Insurance Company that issued your Contract. Computershare Fund Services has been engaged to provide mailing and tabulation services. It is not expected that the Selling Funds will require active solicitation services for any proposal or that Computershare Fund Services will receive any amount for solicitation services. Shareholders of Selling Funds for which a Reorganization is effected within 60 days following the completion of its fiscal year or half year may call 800-345-6611 to request a copy of the Selling Fund’s final report to shareholders for that period.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Columbia Funds Variable Insurance Trust	Columbia Funds Variable Insurance Trust I
Columbia Variable Portfolio – Money Market Fund	Columbia Variable Portfolio – Mid Cap Growth Fund
Columbia Variable Portfolio – High Income Fund

To be held February 27, 2013

A Joint Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (each a “Selling Fund”) will be held at 10:00 a.m. on February 27, 2013, at 225 Franklin Street, Boston, MA (32nd Floor, Room 3200). At the Meeting, shareholders will consider the following proposals with respect to their Selling Fund:

1.	To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among Columbia Funds Variable Insurance Trust, on behalf of its Columbia Variable Portfolio – Money Market Fund series, Columbia Funds Variable Insurance Trust I, on behalf of its Columbia Variable Portfolio – Mid Cap Growth Fund and Columbia Variable Portfolio – High Income Fund series, Columbia Funds Variable Series Trust II, on behalf of its Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Columbia Variable Portfolio – Income Opportunities Fund and Columbia Variable Portfolio – Cash Management Fund series, certain other registered investment companies and Columbia Management Investment Advisers, LLC, pursuant to which each selling fund, as indicated below (each a “Selling Fund”), will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding buying fund, as indicated below (each a “Buying Fund”), in exchange for shares of a corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

Shareholders of each Selling Fund will vote separately on the proposal, as shown below.

Selling Fund	Buying Fund	Proposal #
Columbia Variable Portfolio – Mid Cap Growth Fund	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	1
Columbia Variable Portfolio – High Income Fund	Columbia Variable Portfolio – Income Opportunities Fund	2
Columbia Variable Portfolio – Money Market Fund	Columbia Variable Portfolio – Cash Management Fund	3

Please take some time to read the enclosed combined proxy statement/prospectus. It discusses these proposals in more detail. Shares of the Selling Fund are owned of record predominantly by sub-accounts of separate accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. If you held a Contract as of the close of business on November 27, 2012, you may instruct your Participating Insurance Company how to vote the shares attributable to your Contract at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please instruct your Participating Insurance Company how to vote by mail, telephone or internet. Just follow the instructions on the enclosed voting instruction card. If you have questions, please call the Participating Insurance Company that issued your Contract. It is important that you instruct your Participating Insurance Company how to vote the shares attributable to your Contract. The board of trustees of each Selling Fund recommends that you instruct your Participating Insurance Company to vote FOR the Reorganization of your Selling Fund.

By order of the boards of trustees

Christopher O. Petersen, Secretary

[—], 2012

Columbia Variable Portfolio – Mid Cap Growth Fund

Columbia Variable Portfolio – High Income Fund

Columbia Variable Portfolio – Money Market Fund

COMBINED PROXY STATEMENT/PROSPECTUS

Dated [—], 2012

This document is a proxy statement for each Selling Fund (as defined below) and a prospectus for each Buying Fund (as defined below). The address and telephone number of each Selling Fund and each Buying Fund is c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, and 800.345.6611. This combined proxy statement/prospectus and the enclosed proxy card or voting instruction card were first mailed to shareholders of each Selling Fund beginning on or about [—]. This combined proxy statement/prospectus contains information you should know before providing voting instructions on the following proposals with respect to your Selling Fund, as indicated below. You should retain this document for future reference.

Proposal	To be voted on by shareholders of:

1.      To approve an Agreement and Plan of Reorganization by and among Columbia Funds Variable Insurance Trust I, on behalf of its Columbia Variable Portfolio – Mid Cap Growth Fund series (a “Selling Fund”), Columbia Funds Variable Series Trust II, on behalf of its Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC (“Columbia Management”). Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

Columbia Variable Portfolio – Mid Cap Growth Fund

Selling Fund		Buying Fund
Class 1	g	Class 1
Class 2	g	Class 2

2.      To approve an Agreement and Plan of Reorganization by and among Columbia Funds Variable Insurance Trust I, on behalf of its Columbia Variable Portfolio – High Income Fund series (a “Selling Fund”), Columbia Funds Variable Series Trust II, on behalf of its Columbia Variable Portfolio – Income Opportunities Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

Columbia Variable Portfolio – High Income Fund

Selling Funds		Buying Fund
Class 1	g	Class 1
Class 2	g	Class 2

Proposal	To be voted on by shareholders of:

3.      To approve an Agreement and Plan of Reorganization by and among Columbia Funds Variable Insurance Trust, on behalf of its Columbia Variable Portfolio – Money Market Fund series (a “Selling Fund”), Columbia Funds Variable Series Trust II, on behalf of its Columbia Variable Portfolio – Cash Management Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

Columbia Variable Portfolio – Money Market Fund

Selling Funds		Buying Fund
Class 1	g	Class 1

The proposals will be considered by shareholders who owned shares of the Selling Funds on November 27, 2012 at a joint special meeting of shareholders (the “Meeting”) that will be held at 10:00 a.m. on February 27, 2013, at 225 Franklin Street, Boston, MA in Room 3200 on the 32nd floor. Each of the Selling Funds and the Buying Funds (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company (or a series thereof).

Shares of the Selling Funds are owned of record predominantly by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. The Participating Insurance Company that issued your Contract is the legal owner of your Selling Fund’s shares and therefore holds all voting rights with respect to those shares. Persons holding Contracts are referred to herein as “Contract Owners.” References to “shareholder” refer to a separate account of a Participating Insurance Company.

Contract Owners: The Participating Insurance Company that issued your Contract sponsors a separate account that funds your Contract. This separate account, along with any other separate accounts sponsored by a Participating Insurance Company, is the shareholder of your Selling Fund. The separate account is composed of sub-accounts. Because you allocated Contract values to a sub-account that invests in your Selling Fund, you are entitled to instruct the Participating Insurance Company how to vote the shares of your Selling Fund attributable to your Contract.

Although the board of trustees (the “Board”) of each Selling Fund1 recommends that shareholders approve the reorganization of the Selling Fund into the corresponding Buying Fund (each a “Reorganization”), the Reorganization of each Selling Fund is not conditioned upon the Reorganization of any other Selling Fund. Accordingly, if shareholders of one Selling Fund approve its Reorganization, but shareholders of a second Selling Fund do not approve the second Selling Fund’s Reorganization, it is expected that the Reorganization of the first Selling Fund will take place as described in this combined proxy statement/prospectus. If shareholders of any Selling Fund fail to approve its Reorganization, the Board of such Selling Fund will consider what other actions, if any, may be appropriate.

[1]	References to the Board of a Selling Fund refer to the Board of the trust of which the Selling Fund is a series.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of such Buying Fund (“Reorganization Shares”) and the assumption by the Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the Selling Fund in liquidation of the Selling Fund in proportion to their holdings in such class of the Selling Fund. For example, holders of Class 1 shares of a Selling Fund will receive Class 1 shares of the corresponding Buying Fund with the same aggregate net asset value as their Selling Fund Class 1 shares at the time of the Reorganization.

•

Reorganization costs will be allocated to each Selling Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Selling Fund’s shareholders during the first year following the Reorganization. Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization, and regardless of whether the Buying Fund is treated for U.S federal income tax purposes as a partnership or a regulated investment company (a “RIC”). A portion of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this combined proxy statement/prospectus by reference:

•	the Statement of Additional Information of the Buying Funds relating to the Reorganizations (the “Merger SAI”), dated [—], 2012;

Columbia Variable Portfolio – Mid Cap Growth Fund (SEC file no. 811-08481)

•	the prospectuses of Columbia Variable Portfolio – Mid Cap Growth Fund, dated May 1, 2012, as supplemented to date;

•	the Statement of Additional Information of Columbia Variable Portfolio – Mid Cap Growth Fund, dated May 1, 2012, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Variable Portfolio – Mid Cap Growth Fund for the year ended December 31, 2011 and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Variable Portfolio – Mid Cap Growth Fund for the period ended June 30, 2012;

Columbia Variable Portfolio – High Income Fund (SEC file no. 811-08481)

•	the prospectuses of Columbia Variable Portfolio – High Income Fund, dated May 1, 2012, as supplemented to date;

•	the Statement of Additional Information of Columbia Variable Portfolio – High Income Fund, dated May 1, 2012, as supplemented to date;

•	the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Variable Portfolio – High Income Fund for

the year ended December 31, 2011 and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Variable Portfolio – High Income Fund for the period ended June 30, 2012;

Columbia Variable Portfolio – Money Market Fund (SEC file no. 811-05199)

•	the prospectus of Columbia Variable Portfolio – Money Market Fund, dated May 1, 2012, as supplemented to date;

•	the Statement of Additional Information of Columbia Variable Portfolio – Money Market Fund, dated May 1, 2012, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Variable Portfolio – Money Market Fund for the year ended December 31, 2011 and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Variable Portfolio – Money Market Fund for the period ended June 30, 2012;

For a free copy of any of the documents listed above and/or to ask questions about this combined proxy statement/prospectus, please call the Participating Insurance Company that issued your Contract.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

As with all open-end mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined proxy statement/prospectus. Any representation to the contrary is a criminal offense.

SECTION A — REORGANIZATION PROPOSALS	7

SUMMARY	7

How Each Reorganization Will Work	7

Tax Consequences	7

Fees and Expenses	8

Proposal 1. Fees and Expenses. Reorganization of Columbia Variable Portfolio – Mid Cap Growth Fund into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	8

Proposal 2. Fees and Expenses. Reorganization of Columbia Variable Portfolio – High Income Fund into Columbia Variable Portfolio – Income Opportunities Fund	11

Proposal 3. Fees and Expenses. Reorganization of Columbia Variable Portfolio – Money Market Fund into Columbia Variable Portfolio – Cash Management Fund	13

Proposal 1. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Variable Portfolio – Mid Cap Growth Fund into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	15

Comparison of the Selling Fund and the Buying Fund	15

Comparison of Investment Objectives	15

Comparison of Principal Investment Strategies	15

Comparison of Fundamental Investment Policies	17

Comparison of Non-Fundamental Investment Policies	19

Comparison of Principal Risks	21

Comparison of Performance	22

Proposal 2. Comparison of Objectives, Strategies and Risks. Reorganization of each of Columbia Variable Portfolio – High Income Fund into Columbia Variable Portfolio – Income Opportunities Fund	25

Comparison of the Selling Fund and the Buying Fund	25

Comparison of Investment Objectives	25

Comparison of Principal Investment Strategies	25

Comparison of Fundamental Investment Policies	28

Comparison of Non-Fundamental Investment Policies	30

Comparison of Principal Risks	32

Comparison of Performance	34

Proposal 3. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Variable Portfolio – Money Market Fund into Columbia Variable Portfolio – Cash Management Fund	37

Comparison of the Selling Fund and the Buying Fund	37

Comparison of Investment Objectives	37

Comparison of Principal Investment Strategies	37

Comparison of Fundamental Investment Policies	39

SECTION A — REORGANIZATION PROPOSALS

The following information describes each proposed Reorganization.

SUMMARY

This combined proxy statement/prospectus is being used by each Selling Fund to solicit proxies to vote at a joint special meeting of shareholders. Shareholders of each Selling Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of their Selling Fund into the corresponding Buying Fund.

The following is a summary. More complete information appears later in this combined proxy statement/prospectus. You should read the entire combined proxy statement/prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for Reorganization Shares and the assumption by the corresponding Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Reorganization Shares of each class of each Buying Fund will be distributed to the shareholders of the corresponding class of the corresponding Selling Fund in proportion to their holdings of such class of such Selling Fund. For example, holders of Class 1 shares of a Selling Fund will receive Class 1 shares of the corresponding Buying Fund with the same aggregate net asset value as the aggregate net asset value of their Selling Fund Class 1 shares at the time of the Reorganization.

•	After a Reorganization is completed, Selling Fund shareholders will be shareholders of the corresponding Buying Fund, and the Selling Fund will be dissolved.

Tax Consequences

The tax consequences of the Reorganizations differ depending on whether the Buying Fund is treated as a partnership or as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. As described below, none of the Reorganizations is expected to be a taxable event for Contract Owners. In addition, none of the Reorganizations is expected to be a taxable event for investors that hold shares in tax-advantaged accounts, such as tax-qualified retirement plans.

In the Reorganization described in Proposal 1 below, the Buying Fund is treated as a partnership for U.S. federal income tax purposes. The Reorganization in that case is expected to be treated as a contribution of the Selling Fund’s assets to the Buying Fund in exchange for Reorganization Shares, followed by a distribution of Reorganization Shares to shareholders of the Selling Fund in liquidation of the Selling Fund. This Reorganization will not take place unless the Selling Fund and the corresponding Buying Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Selling Fund’s tax basis in its assets will carry over to the Buying Fund, the Buying Fund’s holding period in those assets will include the Selling Fund’s holding period therein, and the distribution by the Selling Fund of the Reorganization Shares in liquidation will eliminate any tax liability of Selling Fund on any gain realized in connection with the Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganizations – The RIC-to-Partnership Reorganization.”

In each of the Reorganizations described in Proposals 2 and 3 below, the Buying Fund is treated as a RIC. Each of these Reorganizations is expected to be tax-free to shareholders for U.S. federal income tax purposes and will not take place unless the Selling Fund and the corresponding Buying Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganizations – The RIC Reorganizations.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of its Reorganization. The Selling Fund shareholders’ aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders’ Selling Fund shares, and the Selling Fund shareholders’ holding period in the Reorganization Shares is expected to include the shareholders’ holding period in the Selling Fund shares.

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization, and regardless of whether the Buying Fund is treated as a partnership or a RIC.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganizations.”

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The tables do not reflect fees or expenses imposed under your Contract, if any. The total fees and expenses you bear may therefore be higher than those shown in the tables.

Annual fund operating expense ratios are based on expenses incurred during each Fund’s most recently completed fiscal year, adjusted to reflect current and expected fees, as more fully described below, and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the period. Pro forma expense ratios are based on the average net assets of each Buying Fund and the corresponding Selling Fund for the twelve months ended June 30, 2012. As of the date of this combined proxy statement/prospectus, each Fund’s net assets may be lower or higher than the Fund’s average net assets over such period. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables below. The commitment by Columbia Management and/or its affiliates to waive fees and/or to reimburse expenses for each Buying Fund, noted below, may limit the effect that any decrease in the Buying Fund’s net assets will have on its annual net operating expense ratios in the current fiscal year.

Certain Selling Funds have contractual fee waiver and/or expense reimbursement arrangements. For more information, see the Selling Funds’ prospectuses.

The fees and expenses below exclude one-time costs of the Reorganizations. The costs of each Reorganization expected to be borne by each Fund are set forth in Exhibit A.

Proposal 1. Fees and Expenses. Reorganization of Columbia Variable Portfolio – Mid Cap Growth Fund into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class 1	Class 2
Columbia Variable Portfolio – Mid Cap Growth Fund (Current) (Selling Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	N/A	N/A

	Class 1	Class 2
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Current and Pro Forma) (Buying Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class 1	Class 2
Columbia Variable Portfolio – Mid Cap Growth Fund (Current) (Selling Fund)
Management fees (1) (2)	0.82%	0.82%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses (3)	0.46%	0.46%

Total annual Fund operating expenses	1.28%	1.53%

Less: Fee waiver/expense reimbursement (4)	(0.40)%	(0.40)%
Total annual fund operating expenses after fee waiver/expense reimbursement	0.88%	1.13%

	Class 1	Class 2
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Current) (Buying Fund)
Management fees (1) (2)	0.82%	0.82%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%

Total annual Fund operating expenses	0.93%	1.18%

Less: Fee waiver/expense reimbursement (4)	(0.05)%	(0.05)%
Total annual fund operating expenses after fee waiver/expense reimbursement	0.88%	1.13%

	Class 1	Class 2
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Pro Forma) (Buying Fund)
Management fees (1) (2)	0.82%	0.82%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%

Total annual Fund operating expenses	0.93%	1.18%

Less: Fee waiver/expense reimbursement (5)	(0.05)%	(0.05)%
Total annual fund operating expenses after fee waiver/expense reimbursement	0.88%	1.13%

(1)	Management fees are composed of an investment management service fee of 0.76% and an administration fee of 0.06%.
(2)	Management fees have been restated to reflect contractual changes to the investment advisory and/or administrative fee rates.
(3)	Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.
(4)	Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.88% for Class 1 and 1.13% for Class 2.
(5)	Columbia Management and certain of its affiliates have further contractually agreed, assuming approval by shareholders of the Reorganization, effective upon the closing of the reorganization to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses), until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.88% for Class 1 and 1.13% for Class 2.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples do not reflect fees and expenses imposed under your Contract, if any. If these examples reflected those fees and expenses, the figures shown would be higher. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Columbia Variable Portfolio – Mid Cap Growth Fund (Current) (Selling Fund)
Class 1	$90	$366	$664	$1,510
Class 2	$115	$444	$796	$1,789

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Current) (Buying Fund)
Class 1	$90	$292	$511	$1,143
Class 2	$115	$370	$645	$1,432

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Pro Forma) (Buying Fund)
Class 1	$90	$292	$511	$1,143
Class 2	$115	$370	$645	$1,432

Because none of the share classes have deferred sales charges, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs.

Those costs, which are not reflected in annual Fund operating expenses or in the example, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Variable Portfolio – Mid Cap Growth Fund (Selling Fund)	131%
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Buying Fund)	165%

Proposal 2. Fees and Expenses. Reorganization of Columbia Variable Portfolio – High Income Fund into Columbia Variable Portfolio – Income Opportunities Fund

If the Reorganizations occur, certain Reorganization expenses, as described in Exhibit A, may be allocated to each Selling Fund, which will reduce such Selling Fund’s net asset value prior to the closing of the Reorganizations by less than $0.001 per share, based on the Selling Fund’s shares outstanding as of August 31, 2012.

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class 1	Class 2
Columbia Variable Portfolio – High Income Fund (Current) (Selling Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	N/A	N/A

	Class 1	Class 2
Columbia Variable Portfolio – Income Opportunities Fund (Current and Pro Forma) (Buying Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	N/A	N/A

Annual Fund Operating Expenses (expenses that expenses that you pay each year as a percentage of the value of your investment):

	Class 1	Class 2
Columbia Variable Portfolio – High Income Fund (Current) (Selling Fund)
Management fees (1)	0.63%	0.63%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses (2)	0.15%	0.15%

Total annual Fund operating expenses	0.78%	1.03%

Less: Fee waiver/expense reimbursement (3)	(0.06)%	(0.06)%
Total annual fund operating expenses after fee waiver/expense reimbursement	0.72%	0.97%

	Class 1	Class 2
Columbia Variable Portfolio – Income Opportunities Fund (Current) (Buying Fund)
Management fees (4) (5)	0.64%	0.64%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%

Total annual Fund operating expenses	0.71%	0.96%

	Class 1	Class 2
Columbia Variable Portfolio – Income Opportunities Fund (Pro Forma) (Buying Fund)
Management fees (6) (5)	0.63%	0.63%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses (2)	0.08%	0.08%

Total annual Fund operating expenses	0.71%	0.96%

(1)	Management fees are composed of an investment management service fee of 0.55% and an administration fee of 0.08%.
(2)	Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.
(3)	Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.72% for Class 1 and 0.97% for Class 2.
(4)	Management fees are composed of an investment management service fee of 0.57% and an administration fee of 0.07%.
(5)	Management fees have been restated to reflect contractual changes to the investment advisory and/or administrative fee rates.
(6)	Management fees are composed of an investment management service fee of 0.57% and an administration fee of 0.06%.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples do not reflect fees and expenses imposed under your Contract, if any. If these examples reflected those fees and expenses, the figures shown would be higher. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Columbia Variable Portfolio – High Income Fund (Current) (Selling Fund)
Class 1	$74	$243	$427	$960
Class 2	$99	$322	$563	$1,254

Columbia Variable Portfolio – Income Opportunities Fund (Current) (Buying Fund)
Class 1	$73	$227	$396	$886
Class 2	$98	$306	$532	$1,183

Columbia Variable Portfolio – Income Opportunities Fund (Pro Forma) (Buying Fund)
Class 1	$73	$227	$396	$886
Class 2	$98	$306	$532	$1,183

Because none of the share classes have deferred sales charges, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Variable Portfolio – High Income Fund (Selling Fund)	98%
Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund)	66%

Proposal 3. Fees and Expenses. Reorganization of Columbia Variable Portfolio – Money Market Fund into Columbia Variable Portfolio – Cash Management Fund

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Class 1
Columbia Variable Portfolio – Money Market Fund (Current) (Selling Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at time of purchase)	N/A

Class 1
Columbia Variable Portfolio – Cash Management Fund (Current and Pro Forma) (Buying Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at time of purchase)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Class 1
Columbia Variable Portfolio – Money Market Fund (Current) (Selling Fund)
Management fees (1)	0.50%
Distribution and/or service (12b-1) fees	0.00%
Other expenses (2)	0.16%

Total annual Fund operating expenses	0.66%

Less: Fee waiver/expense reimbursement (3)	(0.21)%
Total annual fund operating expenses after fee waiver/expense reimbursement	0.45%

Class 1
Columbia Variable Portfolio – Cash Management Fund (Current) (Buying Fund)
Management fees (4)	0.39%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.08%

Total annual Fund operating expenses	0.47%

Less: Fee waiver/expense reimbursement (5)	(0.01)%
Total annual fund operating expenses after fee waiver/expense reimbursement	0.46%

Class 1
Columbia Variable Portfolio – Cash Management Fund (Pro Forma) (Buying Fund)
Management fees (4)	0.39%
Distribution and/or service (12b-1) fees	0.00%
Other expenses (2)	0.08%

Total annual Fund operating expenses	0.47%

Less: Fee waiver/expense reimbursement (6)	(0.02)%
Total annual fund operating expenses after fee waiver/expense reimbursement	0.45%

(1)	Management fees are composed of an investment management service fee of 0.35% and an administration fee of 0.15%.
(2)	Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.
(3)	Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.45% for Class 1.
(4)	Management fees are composed of an investment management service fee of 0.33% and an administration fee of 0.06%.
(5)	Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.46% for Class 1.
(6)	Columbia Management and certain of its affiliates have further contractually agreed, assuming approval by shareholders of the Reorganization, effective upon the closing of the reorganization to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses), until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.45% for Class 1.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples do not reflect fees and expenses imposed under your Contract, if any. If these examples reflected those fees and expenses, the figures shown would be higher. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Columbia Variable Portfolio – Money Market Fund (Current) (Selling Fund)
Class 1	$46	$190	$347	$803

	1 year	3 years	5 years	10 years
Columbia Variable Portfolio – Cash Management Fund (Current) (Buying Fund)
Class 1	$47	$150	$263	$593

Columbia Variable Portfolio – Cash Management Fund (Pro Forma) (Buying Fund)
Class 1	$46	$149	$262	$592

Because none of the share classes have deferred sales charges, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated.

Proposal 1. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Variable Portfolio – Mid Cap Growth Fund into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Comparison of the Selling Fund and the Buying Fund

The Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Delaware statutory trust and the Buying Fund is organized as a series of a Massachusetts business trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Variable Portfolio – Mid Cap Growth Fund seeks long-term capital appreciation.

Buying Fund: Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund seeks to provide shareholders with growth of capital.

Each Fund seeks generally the same investment objective.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of the Buying Fund may be changed only with shareholder approval, while the investment objective of the Selling Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund normally invests at least 80% of its net assets in equity securities of mid-capitalization companies, which Columbia Management defines as those companies with market capitalization within the range of companies that comprise the Russell Midcap® Index. As of September 30, 2012, the Buying Fund and the Selling Fund had invested 92.75% and 93.06% of their net assets, respectively, in equity securities of companies with market capitalization within this range. The 80% policy (described below) of each of the Buying Fund and the Selling Fund may be changed by the Fund’s

Board on 60 days notice to shareholders. Each Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through depositary receipts. As of September 30, 2012, the Buying Fund and the Selling Fund had each invested 2.74% of their net assets in foreign securities. In addition, the Selling Fund may invest in convertible securities, including preferred stock, warrants and debentures; the Buying Fund may make similar investments, though not as a principal investment strategy.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia Variable Portfolio – Mid Cap Growth Fund (Selling Fund)	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Buying Fund)

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies that have market capitalizations in the range of companies in the Russell Midcap Index at the time of purchase (between $124.0 million and $22.7 billion as of March 31, 2012). The Fund invests primarily in common stocks of companies that Columbia Management believes have the potential for long-term, above-average earnings growth.

The Fund’s policy of investing at least 80% of its “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days advance notice of the change.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) at the time of purchase in the common stocks of mid-capitalization companies. Columbia Management defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the market capitalization range of the companies that comprise the Russell Midcap® Index (the Index). The market capitalization range of the companies included within the Index was $124 million to $22.72 billion as of March 31, 2012.

The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.
The Fund may invest in convertible securities, including preferred stock, warrants and debentures.
The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or developing new technologies.
The Fund may invest up to 20% of its net assets in equity securities of companies that have market capitalizations outside the range of the Russell Midcap Index.	Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the largest market capitalization of a company within the Index or falls below the market capitalization of the smallest company within the Index. Columbia Management may select investments for either their short-, medium or long-term prospects.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

Columbia Management combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Buying Fund’s portfolio. Columbia Management considers, among other factors:

•	overall economic and market conditions.

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

Columbia Management may sell a security when the security’s price reaches a target set by Columbia Management; if Columbia Management believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference between the way the Funds have been managed and the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Columbia Variable Portfolio – Mid Cap Growth Fund (Selling Fund)	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Buying Fund)
Borrowing/ Issuing Senior Securities	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Policy	Columbia Variable Portfolio – Mid Cap Growth Fund (Selling Fund)	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Buying Fund)
Commodities	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
Diversification	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Fund.	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Industry Concentration	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief obtained by the Fund.	The Fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

Policy	Columbia Variable Portfolio – Mid Cap Growth Fund (Selling Fund)	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Buying Fund)
Lending	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.
Real Estate	The Fund may not purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
Underwriting	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences between the way the Funds have been managed and the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia Variable Portfolio – Mid Cap Growth Fund (Selling Fund)	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Buying Fund)
Illiquid Securities	The Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others: (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (c) repurchase agreements not terminable within seven days.	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.
Investments in Other Investment Companies	The Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act. Any fund that is purchased by another fund in the Columbia Funds Family in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(G) will not purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Short Selling	The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”) or the Fund segregates assets in the amount at least equal to the underlying security or asset.	The Fund may sell securities short in accordance with the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Investment in Futures and Options Contracts	The Fund may invest in futures or options contracts regulated by the CFTC for: (i) bona fide hedging purposes within the meaning of the rules of the CFTC; and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.	As a matter of fundamental policy, the fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commoditiess.
Lending	The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.	As a matter of fundamental policy, the Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

Policy	Columbia Variable Portfolio – Mid Cap Growth Fund (Selling Fund)	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Buying Fund)
Investments for the Purpose of Control	The Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)	The Fund does not intend to make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Active Management Risk – The Buying Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Buying Fund could underperform other mutual funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Issuer Risk – An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Buying Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors. The Selling Fund is also subject to this risk.

•

Market Risk – The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably. The Selling Fund is also subject to this principal risk.

•

Mid-Cap Company Risk – Investments in mid-capitalization (mid-cap) companies often involve greater risks than investments in larger, more established companies because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger-cap companies. Securities of mid-cap companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading may be substantially less and may be more volatile than is typical of larger-cap companies. The Selling Fund is also subject to this principal risk.

•

Quantitative Model Risk – Securities or other instruments selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Buying Fund to achieve its objective. The Selling Fund is also subject to this risk.

•

Risks of Foreign Investing – Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks associated with domestic securities of the same type, foreign securities are subject to the following risks:

•

Country risk includes the risks associated with political, economic, social and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices. The Selling Fund is also subject to this risk.

•

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment. The Selling Fund is also subject to this principal risk.

•

Custody risk refers to the risks associated with the process of clearing and settling trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring. The Selling Fund is also subject to this principal risk.

•

Sector Risk – By emphasizing one or more economic sectors or industries, the Buying Fund may be more susceptible to the financial, market or economic conditions or events affecting the particular issuers, sectors or industries in which it invests than funds that do not so emphasize. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility. The Selling Fund is also subject to this principal risk.

•

Special Situations Risk – Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets. The Selling Fund is also subject to this principal risk.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class 1 share information is shown in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. The returns shown are compared to measures of market performance shown for the same periods.

The inception date for the Selling Fund’s Class 2 shares is October 2, 2006. The returns shown for Class 2 shares include the returns of the Selling Fund’s Class 1 shares for periods prior to its inception date. Except for differences in expenses and sales charges (where applicable), Class 2 shares have annual returns substantially similar to those of Class 1 shares, because all classes of the Selling Fund’s shares invest in the same portfolio of securities. The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did.

The inception date of the Buying Fund’s Class 1 and Class 2 shares is May 3, 2010. The returns shown for each of these classes of shares include the returns of the Buying Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to their inception date. Except for differences in expenses (where applicable), these classes of shares would have annual returns substantially similar to those of Class 3 shares because all classes of the Buying Fund’s shares invest in the same portfolio of securities. The Buying Fund’s returns do not reflect expenses that apply to your Contract. Inclusion of these charges would reduce total returns for all periods shown.

Columbia Variable Portfolio – Mid Cap Growth Fund (Selling Fund)

CLASS 1 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.29% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -27.37% (quarter ended December 31, 2008).

These returns do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class 1 shares year-to-date return at September 30, 2012 was 12.71%.

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Buying Fund)

CLASS 1 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 26.95% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -28.82% (quarter ended December 31, 2008).

These returns do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class 1 shares year-to-date return at September 30, 2012 was 12.29%.

Average Annual Total Returns (for periods ended December 31, 2011)

	1 year	5 years	10 years
Columbia Variable Portfolio – Mid Cap Growth Fund (Selling Fund)(1)
Class 1
Return before taxes	-5.07	3.48	3.49
Class 2
Return before taxes	-5.25	3.23	3.21
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-1.65	2.44	5.29
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	-1.55	1.41	6.99

Average Annual Total Returns (for periods ended December 31, 2011)

	1 year	5 years	10 years
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Buying Fund)
Class 1
Return before taxes	-14.98	1.96	3.41
Class 2
Return before taxes	-15.21	1.81	3.29
Class 3
Return before taxes	-15.07	1.91	3.39
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-1.65	2.44	5.29

Proposal 2. Comparison of Objectives, Strategies and Risks. Reorganization of each of Columbia Variable Portfolio – High Income Fund into Columbia Variable Portfolio – Income Opportunities Fund

Comparison of the Selling Fund and the Buying Fund

The Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Delaware statutory trust and the Buying Fund is organized as a series of a Massachusetts business trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Variable Portfolio – High Income Fund seeks total return, consisting of a high level of income and capital appreciation.

Buying Fund: Columbia Variable Portfolio – Income Opportunities Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

Each Fund seeks generally the same investment objective.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of the Buying Fund may be changed only with shareholder approval, while the investment objective of the Selling Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund invests primarily in debt securities. The Selling Fund normally invests at least 80% of its net assets in corporate below investment grade debt securities (commonly referred to as “junk” or “high-yield” bonds), while the Buying Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. As of September 30, 2012, the Buying Fund and the Selling Fund had invested 99.86% and 98.49% of their net assets, respectively, in debt securities. Each Fund may invest in securities of any maturity and duration. The Buying Fund may, as a principal investment strategy, invest up to 25% of its net assets in foreign investments; the Selling Fund may make similar investments, though not as a principal investment strategy. As of September 30, 2012, the Buying Fund and the Selling Fund had invested 10.24% and 9.52% of their net assets, respectively, in foreign securities.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia Variable Portfolio – High Income Fund (the Selling Fund)	Columbia Variable Portfolio – Income Opportunities Fund (the Buying Fund)

Under normal circumstances, the Fund invests at least 80% of its net assets in domestic and foreign corporate below investment grade debt securities (commonly referred to as “junk” or “high-yield” bonds). These securities generally will be, at the time of purchase, rated “BB” or below by Standard & Poor’s, a division of the McGraw Hill Companies, Inc. (S&P), or Fitch, Inc. (Fitch), rated “Ba” or below by Moody’s Investors Service, Inc. (Moody’s), or unrated but determined by Columbia Management to be of comparable quality.

The Fund’s policy of investing at least 80% of its “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days advance notice of the change.

Under normal market conditions, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or unrated, securities determined by Columbia Management to be of comparable quality. If a security falls below a B rating after investment by the Fund, the Fund may continue to hold the security.
Up to 25% of the Fund’s net assets may be in foreign investments.
The Fund invests primarily in domestic corporate below investment grade securities (including private placements), U.S. dollar-denominated foreign corporate below investment grade securities (including private placements), zero-coupon bonds and U.S. Government obligations.	Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as “floating rate loans”), which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.
The Fund may invest up to 20% of its net assets in equity securities that may include convertible securities.

Columbia Variable Portfolio – High Income Fund (the Selling Fund)	Columbia Variable Portfolio – Income Opportunities Fund (the Buying Fund)
The Fund is not managed to a specific duration.	The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund, and a bond fund investor, faces as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk. Because the Fund emphasizes high-yield investments, analysis of credit risk is more important in selecting investments than either maturity or duration. While maturity and duration are both closely monitored, neither is a primary factor in the decision making process.

Buying Fund Investment Style

A description of the investment style of the Buying fund is set forth below.

In pursuit of the Fund’s objectives Columbia Management chooses investments using:

•	Rigorous, in-house credit research using a proprietary risk and relative value rating system with the goal of generating strong risk-adjusted returns.

•	A process focused on identifying issuers with improving credit quality characterized by several factors including:

•	stable and strengthening cash flows,

•	the ability to de-leverage through free cash flow,

•	asset valuations supporting debt,

•	strong management,

•	strong and sustainable market positioning, and

•	access to capital.

•	A top down assessment of broad economic and market conditions to determine quality and industry weightings.

Additionally, for bank loans, Columbia Management’s process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether to sell an investment, considerations by Columbia Management include but are not limited to:

•	Deterioration in the issuer’s results relative to analyst expectations,

•	Inability of the issuer to de-leverage,

•	Reduced asset coverage for the issuer,

•	Deterioration in the issuer’s competitive position,

•	Reduced access to capital for the issuer,

•	Changes in the issuer’s management,

•	Columbia Management’s price target for the security has been achieved, and

•	Columbia Management’s assessment of the security’s relative upside value is limited.

Differences between each Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in each Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference between the way the Funds have been managed and the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Columbia Variable Portfolio – High Income Fund (Selling Fund)	Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund)
Borrowing/Issuing Senior Securities	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

Policy	Columbia Variable Portfolio – High Income Fund (Selling Fund)	Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund)
Diversification	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Fund.

The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation.

The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.

Industry Concentration	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief obtained by the Fund.	The Fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry
Lending	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

Policy	Columbia Variable Portfolio – High Income Fund (Selling Fund)	Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund)
Real Estate	The Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
Underwriting	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

Differences between each Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in each Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences between the way the Funds have been managed and the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia Variable Portfolio – High Income Fund (Selling Fund)	Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund)
Illiquid Securities	The Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others: (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (c) repurchase agreements not terminable within seven days.	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.

Policy	Columbia Variable Portfolio – High Income Fund (Selling Fund)	Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund)
Investments in Other Investment Companies	The Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act. Any fund that is purchased by another fund in the Columbia Funds Family in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(G) will not purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Short Selling	The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”) or the Fund segregates assets in the amount at least equal to the underlying security or asset.	The Fund may sell securities short in accordance with the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Foreign Investment	No stated policy.	Up to 25% of the Fund’s net assets may be invested in foreign investments.
Investment in Futures and Options Contracts	The Fund may invest in futures or options contracts regulated by the CFTC for: (i) bona fide hedging purposes within the meaning of the rules of the CFTC; and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.	As a matter of fundamental policy, the fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
Lending	The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.	As a matter of fundamental policy, the Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.
Investments for the Purpose of Control	The Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)	The Fund does not intend to make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

Differences between each Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in each Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Funds are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Funds are also identified below.

•

Active Management Risk – The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Counterparty Risk – The risk that a counterparty to a financial instrument entered into by the Fund or held by special purpose or structured vehicle held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality. The Selling Fund is also subject to this risk.

•

Credit Risk – Credit risk is the risk that the borrower of a loan or the issuer of another debt security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments to the Fund. Rating agencies assign credit ratings to certain loans and other fixed-income securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the borrower or the issuer or other news affects the market’s perception of the credit risk of the borrower or the issuer. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. If the Fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the Fund will depend on the analysis of credit risk more heavily than usual. Non-investment grade loans or securities (commonly called “high-yield” or “junk”) have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. The Selling Fund is also subject to this principal risk.

•

Highly Leveraged Transactions Risk – The loans or other securities in which the Fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers upon their credit analysis to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments. The Selling Fund is also subject to this principal risk.

•

High-Yield Securities Risk – Below-investment grade loans or other fixed-income securities, commonly called “high-yield” or “junk,” may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and repay principal when due than to changes in interest rates. Below-investment grade loans or other debt securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The Selling Fund is also subject to this principal risk.

•

Impairment of Collateral Risk – The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value. The Selling Fund is also subject to this principal risk.

•

Interest Rate Risk – Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value. The Selling Fund is also subject to this principal risk.

•

Issuer Risk – An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors. The Selling Fund is also subject to this principal risk.

•

Liquidity Risk – Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund’s performance. Securities in which the Fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The Selling Fund is also subject to this principal risk.

•

Market Risk – The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably. The Selling Fund is also subject to this principal risk.

•

Prepayment and Extension Risk – Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time. The Selling Fund is also subject to this risk.

•

Risks of Foreign Investing – Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks associated with domestic securities of the same type, foreign securities are subject to the following risks:

•

Country risk includes the risks associated with political, economic, social and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices. The Selling Fund is also subject to this risk.

•

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment. The Selling Fund is also subject to this risk.

•

Custody risk refers to the risks associated with the process of clearing and settling trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring. The Selling Fund is also subject to this risk.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class 1 share information is shown in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. The returns shown are compared to measures of market performance shown for the same periods.

The inception date for the Selling Fund’s Class 2 shares is May 1, 2006. The returns shown for Class 2 shares include the returns of the Selling Fund’s Class 1 shares for periods prior to its inception date. Except for differences in expenses and sales charges (where applicable), Class 2 shares have annual returns substantially similar to those of Class 1 shares, because all classes of the Selling Fund’s shares invest in the same portfolio of securities. The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did.

The inception date of the Buying Fund’s Class 1 and Class 2 shares is May 3, 2010. The returns shown for each of these classes of shares include the returns of the Buying Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to their inception date. Except for differences in expenses (where applicable), these classes of shares would have annual returns substantially similar to those of Class 3 shares because all classes of the Buying Fund’s shares invest in the same portfolio of securities. The Buying Fund’s returns do not reflect expenses that apply to your Contract. Inclusion of these charges would reduce total returns for all periods shown.

Columbia Variable Portfolio – High Income Fund (Selling Fund)

CLASS 1 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.45% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -18.24% (quarter ended December 31, 2008).

These returns do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class 1 shares year-to-date return at September 30, 2012 was 11.39%.

Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund)

CLASS 1 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.79% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -13.34% (quarter ended December 30, 2008).

These returns do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class 1 shares year-to-date return at September 30, 2012 was 11.25%.

Average Annual Total Returns (for periods ended December 31, 2011)

	1 year	5 years	10 years
Columbia Variable Portfolio – High Income Fund (Selling Fund):
Class 1
Return before taxes	6.46	5.67	8.38
Class 2
Return before taxes	6.41	5.59	8.32
Credit Suisse High Yield Index (reflects no deductions for fees, expenses or taxes)	5.47	7.12	9.07

Average Annual Total Returns (for periods ended December 31, 2011)

	1 year	5 years	Since Inception (6/01/04)
Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund):
Class 1
Return before taxes	6.42	7.38	7.71
Class 2
Return before taxes	6.17	7.17	7.52
Class 3
Return before taxes	6.26	7.34	7.69
BOFAML U.S. High Yield Cash Pay BB-B Rated Constrained Index (reflects no deduction for fees, expenses or taxes)	5.43	6.85	7.52

Proposal 3. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Variable Portfolio – Money Market Fund into Columbia Variable Portfolio – Cash Management Fund

Comparison of the Selling Fund and the Buying Fund

The Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. Each Fund is organized as a series of a Massachusetts business trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Variable Portfolio – Money Market Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Buying Fund: Columbia Variable Portfolio – Cash Management Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

Each Fund seeks generally the same investment objective.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of the Buying Fund may be changed only with shareholder approval, while the investment objective of the Selling Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund invests primarily in money market instruments. The Selling Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations, while the Buying Fund is not similarly limited in its purchases of money market instruments. Each Fund seeks to maintain a constant net asset value of $1.00 per share. The Buying Fund may, as a principal investment strategy, invest up to 25% of its total assets in U.S. dollar-denominated foreign investments; the Selling Fund may also make such investments, though not as a principal investment strategy. As of September 30, 2012, the Buying Fund and the Selling Fund had invested 4.94% and 5.76% of their net assets, respectively, in U.S. dollar-denominated foreign securities.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia Variable Portfolio – Money Market Fund (the Selling Fund)	Columbia Variable Portfolio – Cash Management Fund (the Buying Fund)
The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. issuers and U.S. dollar-denominated short-term debt securities of foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.	The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign investments.
The Fund may invest more than 25% of its assets in U.S. dollar-denominated obligations of issuers in the financial services industries, including commercial banks, mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.	The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities.
Columbia Management seeks to maintain a constant net asset value of $1.00 per share for the Fund.	Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund’s return. The Fund’s yield will vary from day-to-day.
The Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign investments.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the SEC for money market funds. For example, the Fund:

•

Invests substantially in securities rated in the highest short-term rating category, or deemed of comparable quality by Columbia Management. However, the Fund is permitted to invest up to 3% of its total assets in securities rated in the second highest short-term rating category, or deemed to be of comparable quality by Columbia Management.

•	Limits its U.S. dollar-weighted average portfolio maturity to sixty days or less and U.S. dollar-weighted average life to 120 days or less.

•	Buys obligations with remaining maturities of 397 days or less.

•	Buys only obligations that are denominated in U.S. dollars and present minimal credit risk

In pursuit of the Fund’s objective, Columbia Management chooses investments by:

•	Considering opportunities and risks given current interest rates and anticipated interest rates.

•	Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, Columbia Management considers, among other factors, whether:

•

The issuer’s credit rating declines or Columbia Management expects a decline (the Fund, in certain cases, may continue to own securities that are down-graded until Columbia Management believes it is advantageous to sell).

•	Political, economic, or other events could affect the issuer’s performance.

•	Columbia Management identifies a more attractive opportunity.

•	The issuer or the security continues to meet the other standards described above.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference between the way the Funds have been managed and the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Columbia Variable Portfolio – Money Market Fund (Selling Fund)	Columbia Variable Portfolio – Cash Management Fund (Buying Fund)
Borrowing/Issuing Senior Securities	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.	The Fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

Policy	Columbia Variable Portfolio – Money Market Fund (Selling Fund)	Columbia Variable Portfolio – Cash Management Fund (Buying Fund)
Diversification	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation.

The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.

Industry Concentration	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and (iii) this restriction shall not apply to securities of issuers in the financial services industry.	The Fund will not intentionally invest more than 25% of its assets taken at market value in any particular industry, except with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.
Lending	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

Policy	Columbia Variable Portfolio – Money Market Fund (Selling Fund)	Columbia Variable Portfolio – Cash Management Fund (Buying Fund)
Real Estate	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.	The Fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.
Short Selling	See non-fundamental investment policy.	The Fund will not buy on margin or sell short or deal in options to buy or sell securities.
Underwriting	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
Types of Investments	No stated policy.	The Fund will not purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences between the way the Funds have been managed and the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia Variable Portfolio – Money Market Fund (Selling Fund)	Columbia Variable Portfolio – Cash Management Fund (Buying Fund)
Illiquid Securities	The Fund may not invest more than 10% of the Fund’s net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.	No more than 10% of the Fund’s net assets will be held in securities and other instruments that are illiquid.
Securities of Other Investment Companies

The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The Fund may not purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation or acquisition of assets.

The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Control	The Fund may not invest in companies for the purpose of exercising management or control.	The Fund does not intend to invest in companies for the purpose of exercising management or control.
Pledging	The Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures.	No stated policy.

Policy	Columbia Variable Portfolio – Money Market Fund (Selling Fund)	Columbia Variable Portfolio – Cash Management Fund (Buying Fund)
Issuing Senior Securities	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act (including permitted borrowings).	See fundamental investment policy.
Transactions with Trustees and Officers	The Fund may not purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser.	No stated policy.
Warrants	The Fund may not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges.	No stated policy.
Options	The Fund may not write an option on a security unless, in compliance with SEC requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets. The Fund may not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.	See fundamental policy.
Short Selling	The Fund may not purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures).	See fundamental investment policy.

Policy	Columbia Variable Portfolio – Money Market Fund (Selling Fund)	Columbia Variable Portfolio – Cash Management Fund (Buying Fund)
Diversification	With respect to 100% of the Fund’s assets, SEC rules prohibit the Fund from investing more than 5% of its assets, taken at market value at the time of purchase, in the securities of any one issuer; provided that (i) the Fund may invest more than 5% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) the Fund may invest more than 5% of its assets for a period of up to three business days after the purchase thereof (but not more than 25% of its assets) in the securities of any one first-tier issuer (as determined by SEC rules); provided, further, that the Fund may not make more than one investment in accordance with this exception at any one time.	See fundamental investment policy.
Concentration	Under normal market conditions, the Fund will invest at least 25% of its assets in securities of issuers in the financial services industries. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industries. The financial services industries include issuers that are in the following categories: banks; financial companies such as mortgage companies; investment banks; brokerage companies; special purpose entities; and personal and business credit institutions.	See fundamental investment policy.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Active Management Risk – The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other money market funds with similar investment objectives. The Selling Fund is also subject to this risk.

•

Credit Risk – Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk. The Selling Fund is also subject to this principal risk.

•

Industry Concentration Risk – Investments that are concentrated in a particular issuer will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry. The Selling Fund is also subject to this risk.

•

Interest Rate Risk – A rise in the overall level of interest rates may result in the decline in the prices of fixed-income securities held by the Fund. The Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Falling interest rates may result in a decline in the Fund’s income and yield (since the Fund must then invest in lower-yielding fixed-income securities). Under certain circumstances, the yield decline could cause the Fund’s net yield to be negative (such as when Fund expenses exceed income levels). The Selling Fund is also subject to this risk.

•

Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations. The Selling Fund is also subject to this risk.

•

Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the Securities and Exchange Commission (SEC) has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund. The Selling Fund is also subject to this risk.

•

Reinvestment Risk – Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same rate it is currently earning. The Selling Fund is also subject to this risk.

•

U.S. Government Obligations Risk – While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change. The Selling Fund is also subject to this principal risk.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class 1 share information is shown in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. The returns shown are compared to measures of market performance shown for the same periods.

The inception date of the Buying Fund’s Class 1 shares is May 3, 2010. The returns shown for this class of shares include the returns of the Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), this class of shares would have annual returns substantially similar to those of Class 3 shares because all classes of the Fund’s shares invest in the same portfolio of securities.

Columbia Variable Portfolio – Money Market Fund (Selling Fund)

CLASS 1 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.28% (quarter ended September 30, 2007) and the lowest return for a calendar quarter was 0.00% (quarter ended December 31, 2011).

These returns do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did.

The Fund’s Class 1 shares year-to-date return at September 30, 2012 was 0.00%.

Columbia Variable Portfolio – Cash Management Fund (Buying Fund)

CLASS 1 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.20% (quarter ended September 30, 2007) and the lowest return for a calendar quarter was 0.00% (quarter ended December 31, 2011).

These returns do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class 1 shares year-to-date return at September 30, 2012 was 0.01%.

Average Annual Total Returns (for periods ended December 31, 2011)

	1 year	5 years	10 years
Columbia Variable Portfolio – Money Market Fund (Selling Fund):
Class 1
Return before taxes	0.00%	1.55%	1.80%

Average Annual Total Returns (for periods ended December 31, 2011)

	1 year	5 years	10 years
Columbia Variable Portfolio – Cash Management Fund (Buying Fund):
Class 1
Return before taxes	0.01%	1.42%	1.65%

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Terms of Each Reorganization

The board of trustees of each Fund has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this combined proxy statement/prospectus is a part, the following is a summary of certain terms of the Agreement:

•

Each Reorganization is expected to occur before the end of the first half of 2013, subject to approval by Selling Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Selling Fund and the corresponding Buying Fund.

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund and, in exchange, the corresponding Buying Fund will assume all the Selling Fund’s liabilities and will issue Reorganization Shares to the Selling Fund. The value of each Selling Fund’s assets, as well as the number of Reorganization Shares to be issued to the Selling Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Selling Fund, less the liabilities assumed by the corresponding Buying Fund in the transaction. The Reorganization Shares will immediately be distributed to Selling Fund shareholders in proportion to their holdings of shares of the Selling Fund, in liquidation of the Selling Fund. As a result, shareholders of the Selling Fund will become shareholders of the corresponding Buying Fund.

•

The net asset value of each Selling Fund and the corresponding Buying Fund will be computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the closing date of the applicable Reorganization.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•

The Selling Fund will have declared and paid one or more dividends that, together with all previous dividends, will distribute all of the Selling Fund’s net investment income and net realized capital gains, if any, to the shareholders of the Selling Fund for its tax year ending on or prior to the closing date of the Reorganization, and for prior tax years to the extent such dividends are eligible to be treated as paid in respect of such prior tax years.

•	The Selling Fund and the corresponding Buying Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Selling Fund will have approved the Agreement by the requisite vote.

•

With respect to the RIC-to-Partnership Reorganization (defined below), described in Proposal 1, the Selling Fund will have received an opinion of tax counsel to the effect that the Selling Fund’s tax basis in its assets will carry over to the Buying Fund, the Buying Fund’s holding period in those assets will include the Selling Fund’s holding period therein and the distribution by the Selling Fund of the Reorganization Shares in liquidation will eliminate any tax liability of the Selling Fund on any again realized in connection with the Reorganization.

•

With respect to each RIC Reorganization (defined below), described in Proposals 2 and 3, the Selling Fund will have received an opinion of tax counsel to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the shareholders of the Selling Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Fund shares for the Reorganization Shares of the corresponding Buying Fund in connection with the Reorganization and the Selling Fund generally will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by mutual agreement of the Selling Fund and the Buying Fund at any time prior to the closing date thereof, or by either the Selling Fund or the Buying Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination, Columbia Management will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

Each Selling Fund is treated as a RIC for U.S. federal income tax purposes. The Buying Fund in the Reorganization listed in Table 1 below (“The RIC-to-Partnership Reorganization”) is, and the combined Fund will be, treated as a partnership. The Buying Funds in each Reorganization listed in Table 2 below (“The RIC Reorganizations”) are, and the combined Funds will be, treated as RICs for U.S. federal income tax purposes. The tax consequences of the Reorganizations differ depending on whether the Buying Fund is treated as a partnership or as a RIC for U.S. federal income tax purposes.

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, a Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization, and regardless of whether the Buying Fund is treated as a partnership or a RIC.

None of the Reorganizations is expected to be a taxable event for investors that hold shares in tax-advantaged accounts, such as tax-qualified retirement plans. Special tax rules apply to investments through such accounts. Persons investing through such accounts should consult their tax advisers to determine the precise effect of a Reorganization in light of their particular tax situation.

The RIC-to-Partnership Reorganization

Table 1.

Selling Fund	Buying Fund	Proposal #
Columbia Variable Portfolio – Mid Cap Growth Fund	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	1

The RIC-to-Partnership Reorganization is expected to be treated for U.S. federal income tax purposes as a contribution of the Selling Fund’s assets to the Buying Fund in exchange for Reorganization Shares, followed by a distribution of Reorganization Shares to shareholders of the Selling Fund in liquidation of the Selling Fund. Any capital gain recognized by the Selling Fund in the Reorganization will be distributed to the shareholders in the form of Reorganization Shares. As a condition to the closing of the RIC-to-Partnership Reorganization, the Selling Fund and the Buying Fund will receive an opinion from Ropes & Gray LLP to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

•

Under Section 723 of the Code, the Buying Fund’s tax basis in the assets of the Selling Fund transferred to the Buying Fund in the Reorganization will be the same as the Selling Fund’s tax basis in such assets immediately prior to the Reorganization.

•	Under Section 1223(2) of the Code, the Buying Fund’s holding periods in the assets received from the Selling Fund in the Reorganization will include the Selling Fund’s holding periods in such assets.

•

Under Sections 852(b) and 561(a) of the Code, the Selling Fund’s distribution of the Reorganization Shares will eliminate the tax liability of the Selling Fund with respect to any gain recognized upon the distribution of the Reorganization Shares to Selling Fund shareholders.

The opinion will be based on certain factual certifications made by the officers of the Selling Fund and the Buying Fund and will also be based on customary assumptions. It is possible that the IRS could disagree with Ropes & Gray LLP’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

As long as Contracts qualify as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, any capital gains distributed to the shareholders or recognized by the shareholders in the Reorganization will not be currently taxable to Contract Owners. Accordingly, the RIC-to-Partnership Reorganization is not expected to result in any tax liability or tax effect to Contract Owners including by virtue of any gain realized by the Selling Fund or the fact that the Buying Fund will be treated as a partnership rather than a RIC for U.S. federal income tax purposes.

Similarly, the RIC-to-Partnership Reorganization is not expected to be a taxable event for investors that hold shares in tax-advantaged accounts, including by virtue of any gain realized by the Selling Fund or the fact that the Buying Fund will be treated as a partnership rather than a RIC for U.S. federal income tax purposes.

The RIC Reorganizations

Table 2.

Selling Fund	Buying Fund	Proposal #
Columbia Variable Portfolio – High Income Fund	Columbia Variable Portfolio – Income Opportunities Fund	2
Columbia Variable Portfolio – Money Market Fund	Columbia Variable Portfolio – Cash Management Fund	3

Each RIC Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Reorganization, the Selling Fund and the Buying Fund will receive an opinion from Ropes & Gray LLP to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

(i)	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)	Under Sections 361 and 357 of the Code, the Selling Fund will not recognize gain or loss upon the transfer of all of its assets to the Buying Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund, or upon the distribution of the Reorganization Shares by the Selling Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of the Selling Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(iii)	Under Section 354 of the Code, the shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their Selling Fund shares for Reorganization Shares.

(iv)	Under Section 358 of the Code, the aggregate tax basis of Reorganization Shares that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

(v)	Under Section 1223(1) of the Code, a Selling Fund shareholder’s holding period for the Reorganization Shares received in the Reorganization will include the shareholder’s holding period for the Selling Fund shares exchanged therefor, provided the shareholder held such Selling Fund shares as capital assets.

(vi)	Under Section 1032 of the Code, the Buying Fund will not recognize gain or loss upon the receipt of assets of the Selling Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund.

(vii)	Under Section 362(b) of the Code, the Buying Fund’s tax basis in the assets of the Selling Fund transferred to the Buying Fund in the Reorganization will be the same as the Selling Fund’s tax basis in such assets immediately prior to the Reorganization, adjusted for any gain or loss required to be recognized as described in (ii) above.

(viii)	Under Section 1223(2) of the Code, the Buying Fund’s holding periods in the assets received from the Selling Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Selling Fund.

(ix)	The Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Each opinion will be based on certain factual certifications made by the officers of the Selling Fund and the Buying Fund and will also be based on customary assumptions. Each opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Selling Fund would recognize gain or loss for federal income tax purposes equal to the difference between his or her tax basis in his or her Selling Fund shares and the fair market value of the Reorganization Shares he or she received.

As long as Contracts qualify as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, the RIC Reorganizations, whether or not treated as tax-free for U.S. federal income tax purposes, will not create any tax liability for Contract Owners. In addition, the RIC Reorganizations, whether or not treated as tax-free for U.S. federal income tax purposes, are not expected to be taxable events for investors that hold shares in tax-advantaged accounts.

Although it is not expected to affect Contract Owners or investors that hold shares in tax-advantaged accounts, as a result of a RIC Reorganization, each Fund participating in the Reorganization may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined Fund, and the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the RIC Reorganization.

Tax Considerations Applicable to the RIC-to-Partnership Reorganization and the RIC Reorganizations

A portion of the portfolio assets of a Buying Fund or Selling Fund may be sold at any time before or after a Reorganization in connection with the Reorganization. Any gains recognized in these sales on a net basis, after reduction by any available losses as appropriate, will be distributed to shareholders during or with respect to the year of sale. Further, each Reorganization will end the tax year of the applicable Selling Fund, and will therefore accelerate any distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization.

As long as the Contracts qualify as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, these distributions will not create any tax liability for Contract Owners. In addition, these distributions are not expected to be taxable events for investors that hold shares in tax-advantaged accounts.

Contract Owners who choose to redeem or exchange their investments by surrendering their contracts or initiating a partial withdrawal may be subject to taxes and a 10% penalty. For a description of the tax consequences of investing in Contracts, Contract Owners should consult the prospectus or other information provided by the Participating Insurance Company regarding their Contracts.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their tax advisers regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders and Contract Owners should also consult their tax advisers as to the state, local and foreign tax consequences, if any, of a Reorganization.

Reasons for the Proposed Reorganizations and Board Deliberations

Each Reorganization was reviewed by the Board of the Selling Fund involved therein, with the advice and assistance of Fund counsel and independent legal counsel to such Board. Columbia Variable Portfolio – Mid Cap Growth Fund and Columbia Variable Portfolio – High Income Fund are overseen by one Board (the “Columbia Funds Board”); Columbia Variable Portfolio – Money Market Fund is overseen by a second Board (the “Columbia Atlantic Board”). At regular meetings of each Selling Fund’s Board in June and August 2012 (and September 2012 for Columbia Funds Board), each Board considered the Reorganization of each Selling Fund overseen by it, as proposed by Columbia Management. In connection with those Board meetings, Columbia Management and its affiliates provided background materials, analyses and other information to each Board regarding, among other things, the topics discussed below, including responses to specific requests by each Board, and responded to questions raised by each Board at those meetings.

After each Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, each Board, including the independent Board members thereof, unanimously approved the Reorganization of each Selling Fund overseen by it. Each Board, including the independent Board members thereof, also unanimously determined that participation by each Selling Fund overseen by it in its Reorganization was in the best interests of the Selling Fund and that the interests of existing shareholders of the Selling Fund would not be diluted as a result of the Reorganization.

The general factors considered by each Board in assessing and approving each applicable Reorganization included, among others, in no order of priority:

1.	various potential benefits of the Reorganization to the shareholders of the Selling Fund;

2.	the Reorganization as part of Columbia Management’s overall commitment to streamline and to improve its fund offerings for the benefit of Fund shareholders;

3.	the investment objectives and principal investment strategies of the Selling Fund and the Buying Fund;

4.

the operating expenses that shareholders of each class of shares of the Selling Fund are expected to experience as shareholders of the Buying Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that, on a net basis, such expenses generally are expected to decline or remain the same as a result of the Reorganization and including Columbia Management’s contractual agreement to limit the total operating expenses of the Buying Fund (see “Fees and Expenses”);

5.	the current assets of the Selling Fund and the Buying Fund, and the anticipated combined pro forma assets of the Buying Fund after the Reorganization;

6.	the portfolio management team expected to be responsible for the combined Fund, and the historical performance of the Selling Fund and the Buying Fund, recognizing that no assurances can be given that the Buying Fund will achieve any particular level of performance after the Reorganization;

7.	the likelihood that the Selling Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Buying Fund’s relative prospects for attracting additional assets after the Reorganization;

8.	the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Buying Fund’s use of the Funds’ pre-merger losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Buying Fund’s ability to use those losses to offset future gains (see “Tax Status of the Reorganizations”);

9.	the potential benefits of the Reorganization to Columbia Management and its affiliates;

10.	that shareholders of the Selling Fund will experience no material change in shareholder services as a result of the Reorganization;

11.	any brokerage costs resulting from the Reorganization (e.g., the Selling Fund’s turnover associated with and resulting from the sale of any securities the Buying Fund cannot, or does not wish to, acquire);

12.	that the direct costs associated with the Reorganization will be borne by the Selling Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of the Selling Fund in the first year following the Reorganization; and

13.	the likelihood that the Selling Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Buying Fund’s relative prospects for attracting additional assets after the Reorganization.

In their deliberations, the Boards did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. Each Board also evaluated the information available to it on a Selling Fund-by-Selling Fund basis, and made determinations separately in respect of each Selling Fund it oversees. Certain of the factors considered by each Board are discussed in more detail below.

STREAMLINED PRODUCT LINE. Each Board considered that the Reorganizations are part of a larger effort intended, among other things, to streamline Columbia Management’s product offerings by reducing the number of funds in the Columbia Fund Complex. Reducing the number of funds in the complex is intended to enhance the funds’ prospects for attracting additional assets by better differentiating the funds for potential shareholders (which may lead to a more concentrated selling effort).

CONTINUITY OF INVESTMENT. Each Board took into account the fact that each applicable Selling Fund and its corresponding Buying Fund have similar investment objectives and principal investment strategies. Specifically, the relevant Board noted the following with respect to each Reorganization:

Proposal 1

Columbia Variable Portfolio – Mid Cap Growth Fund into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Among other factors, the Columbia Funds Board noted that both Columbia Variable Portfolio – Mid Cap Growth Fund and the Buying Fund seek long-term capital appreciation through a diversified portfolio of stocks of primarily mid cap growth companies. The Columbia Funds Board also noted that the Funds share the same portfolio management team and both benchmark their performance against the Russell Midcap® Growth Index.

Proposal 2

Columbia Variable Portfolio – High Income Fund into Columbia Variable Portfolio – Income Opportunities Fund.

Among other factors, the Columbia Funds Board noted that both Columbia Variable Portfolio – High Income Fund and the Buying Fund seek to provide high total return through current income and capital appreciation. The Columbia Funds Board noted that the Funds share the same portfolio management team, and that both Funds may invest in securities of any maturity and duration. The Columbia Funds Board further noted that, under normal conditions, Columbia Variable Portfolio – High Income Fund invests at least 80% of its net assets in corporate below investment grade debt securities (commonly referred to as “junk” or “high-yield” bonds), while the Buying Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

Proposal 3

Columbia Variable Portfolio – Money Market Fund into Columbia Variable Portfolio – Cash Management Fund

The Columbia Atlantic Board noted that Columbia Variable Portfolio – Money Market Fund and the Buying Fund seek generally the same investment objective. The Columbia Atlantic Board noted that the Funds share the same portfolio management team and both invest primarily in money market instruments. The Columbia Atlantic Board noted that Columbia Variable Portfolio – Money Market Fund purchases only first-tier securities, while the Buying Fund is not similarly limited. The Columbia Atlantic Board further noted that both Funds seek to maintain a constant net asset value of $1.00 per share. The Columbia Atlantic Board noted that each Fund may invest in U.S. dollar-denominated securities of foreign issuers, although the Buying Fund may only invest up to 25% of its total assets in such securities, while Columbia Variable Portfolio – Money Market Fund does not specify a limit.

EXPENSE RATIO. Each Board took into account the fact that the total annual operating expense ratio of (after fee waivers/reimbursements) each applicable Selling Fund is generally expected to decrease or remain the same following its Reorganization.

INVESTMENT PERFORMANCE. Each Board considered the relative performance record of each Selling Fund overseen by it and of each corresponding Buying Fund, noting, however, that past performance is no guarantee of future results. Specifically, the relevant Board noted the following with respect to each Reorganization:

Proposal 1

Columbia Variable Portfolio – Mid Cap Growth Fund into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Among other factors, the Columbia Funds Board considered the relative performance of the Funds for periods ending March 31, 2012, during which Columbia Variable Portfolio – Mid Cap Growth Fund’s performance was better for the one-, three-, five- and ten-year periods. The Columbia Funds Board noted, however, that since August 2011, both Funds have had the same portfolio management team, which is managing both Funds in a substantially similar investment style.

Proposal 2

Columbia Variable Portfolio – High Income Fund into Columbia Variable Portfolio – Income Opportunities Fund

Among other factors, the Columbia Funds Board considered the relative performance of the Funds for periods ending March 31, 2012, during which the Buying Fund’s performance was better for the five-year period, while Columbia Variable Portfolio – High Income Fund’s performance was better for the one- and three-year periods. The Columbia Funds Board noted, however, that since October 2010, both Funds have had the same portfolio management team, which is managing both Funds in a substantially similar investment style.

Proposal 3

Columbia Variable Portfolio – Money Market Fund into Columbia Variable Portfolio – Cash Management Fund

Among other factors, the Columbia Atlantic Board considered the relative performance of the Funds for periods ending March 31, 2012, during which the Buying Fund’s performance was better for the one-year period, while Columbia Variable Portfolio – Money Market Fund’s performance was better for the three-, five- and ten-year periods. The Columbia Atlantic Board noted that both Funds have had the same portfolio management team since August 2010 and that both Funds had fee waivers in place to ensure that they return 0.01%.

ECONOMIES OF SCALE. Each Board observed that, in addition to the potential to realize immediate economies associated with consolidating each Selling Fund into a larger combined Fund, such as the elimination of duplicative costs, the combined funds may be able to take advantage of other economies of scale associated with larger funds. For example, a larger fund may benefit from fee breakpoints more quickly, may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. Each Board also considered the potential benefits and economies of scale to Columbia Management resulting from the Reorganizations and whether those benefits were shared with Fund shareholders. Each Board also considered Columbia Management’s belief that each Buying Fund would be better positioned to experience growth in assets from investor inflows than each Selling Fund overseen by such Board.

Board Recommendation and Required Vote

The Board of each Selling Fund unanimously recommends that shareholders of that Selling Fund approve the proposed Agreement.

For each Selling Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of the Selling Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Selling Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Selling Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Selling Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Selling Fund.

If the Agreement is not approved for a Selling Fund, the applicable Board will consider what further action should be taken with respect to the Selling Fund. The approval of the Reorganization of one Selling Fund is not conditioned upon the approval of the Reorganization of any other Selling Fund.

If shareholders approve the Reorganization of a Selling Fund, it is anticipated that the Reorganization would occur before the end of the first half of 2013.

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Selling Fund on November 27, 2012 (the “Record Date”) are entitled to vote at the Meeting. With respect to each Reorganization, shares of Columbia Variable Portfolio – Money Market Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote, and shareholders of Columbia Variable Portfolio – Mid Cap Growth Fund and Columbia Variable Portfolio – High Income Fund are entitled to vote based on the ratio their interests bear to the interests of all holders entitled to vote. All share classes of a Selling Fund will vote together as one class on the Selling Fund’s proposed Reorganization. The total number of shares of each class of each Selling Fund outstanding as of the close of business on the Record Date, and the total number of votes to which shareholders of such class are entitled at the Meeting, are set forth below.

	Class 1	Class 2	Total
Columbia Variable Portfolio – Mid Cap Growth Fund
Shares Outstanding
Total Votes to which Entitled

Columbia Variable Portfolio – High Income Fund
Shares Outstanding
Total Votes to which Entitled

Columbia Variable Portfolio – Money Market Fund
Shares Outstanding
Total Votes to which Entitled

Shares of the Selling Funds are owned of record predominantly by sub-accounts of separate accounts of Participating Insurance Companies established to fund benefits under Contracts issued by the Participating Insurance Companies. The Participating Insurance Company that issued your Contract is the legal owner of your Selling Fund’s shares and will vote those shares at the meeting. However, as a Contract Owner, you are entitled to instruct the Participating Insurance Company how to vote the shares attributable to your Contract.

Contract Owner Instructions. The Participating Insurance Companies are mailing copies of these proxy materials to Contract Owners who, by completing and signing the accompanying voting instruction card, will instruct their Participating Insurance Company how they wish the shares of the applicable Selling Fund to be voted. Contract Owners also may provide their instructions to the Participating Insurance Company by telephone or internet. Each Contract Owner is entitled to instruct his or her Participating Insurance Company as to how to vote the shares attributable to his or her Contract. The Participating Insurance Companies will vote shares of each Selling Fund as instructed by their Contract Owners. If a Contract Owner simply signs and returns the voting instruction card, the Participating Insurance Company will treat the card as an instruction to vote the shares represented thereby in favor of the Agreement.

The Participating Insurance Companies intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.” “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. Any Contract Owner giving voting instructions has the power to revoke such instructions by providing superseding instructions by mail, telephone or internet. All properly executed instructions received in time for the Meeting will be voted as specified in the instructions. Because the Participating Insurance Companies may vote all Selling Fund shares even if only a small number of Contract Owners forward voting instructions, it is possible that a small number of Contract Owners may determine the outcome of the vote for a Selling Fund.

Quorum and Methods of Tabulation. A quorum is required for shareholders of a Selling Fund to take action at the Meeting. For Columbia Variable Portfolio – Mid Cap Growth Fund and Columbia Variable Portfolio – High Income Fund, thirty three and one-third percent (33 1/3%) of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum. For Columbia Variable Portfolio – Money Market Fund, thirty percent (30%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum. Because the Participating Insurance Companies intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned, it is expected that the presence at the Meeting, in person or by proxy, of Participating Insurance Companies entitled to cast such votes will constitute a quorum regardless of the number of Contract Owners who provide voting instructions.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. For the purpose of determining whether a quorum is present, shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote. Abstentions will have the effect of votes against a Reorganization.

Shareholder Proxies. If a shareholder properly authorizes its proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and the proxy is not subsequently revoked, the shareholder’s vote will be cast at the Meeting and at any postponement or adjournment thereof. If a shareholder gives instructions, the shareholder’s vote will be cast in accordance with your instructions. If a shareholder returns a signed proxy card without instructions, the shareholder’s vote will be cast in favor of the Reorganization of the shareholder’s Selling Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. Not all proposals affect each Selling Fund, and shareholders of a Selling Fund will be entitled to cast votes and authorize proxies on only those proposals affecting the Selling Fund in which they are shareholders.

If you intend to vote in person at the Meeting, please call 800-708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Revoking a Shareholder’s Proxy. A Shareholder may revoke its proxy prior to the Meeting by providing written notice to Computershare Fund Services, c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, or change its vote by submitting a subsequently executed and dated proxy card, by authorizing its proxy by internet or telephone on a later date or by attending the Meeting and casting its vote in person. If a shareholder authorizes its proxy by internet or telephone, it may change its vote prior to the Meeting by authorizing a subsequent proxy by internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than its last internet or telephone proxy authorization or by attending the Meeting and casting its vote in person. Merely attending the Meeting without voting will not revoke a prior proxy.

Simultaneous Meetings. The meeting for each Selling Fund will be held simultaneously with the meeting for each other Selling Fund, with each proposal being voted on separately by the shareholders of the relevant Selling Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Selling Fund’s meeting to a time after the Meeting so that a meeting for that Selling Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of each Selling Fund is asking for your voting instructions and for you to provide your voting instructions as promptly as possible. The expenses of the solicitation will be allocated to each Fund subject to the limitations described in Exhibit A. Proxies will be solicited primarily through the mailing of the prospectus/proxy statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Selling Fund or by employees or agents of Columbia Management and its affiliated companies.

Shareholder Proposals. The Selling Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at a Selling Fund’s next special meeting that may be included in the Selling Fund’s proxy materials must notify the relevant Selling Fund a reasonable amount of time before the Selling Fund begins to print and mail its proxy materials. The fact that a Selling Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules and the Selling Fund’s bylaws relating to such inclusion.

Dissenters’ Right of Appraisal. Neither Contract Owners nor shareholders of the Selling Funds have appraisal or dissenters’ rights.

Other Business. The Board of each Selling Fund does not know of any matters to be presented at the Meeting other than the Reorganizations. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If the quorum required for the Meeting has not been met for any Selling Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders. The procedures for adjournment of the Meeting for each Selling Fund are as follows:

•

For Columbia Variable Portfolio – Money Market Fund, the Meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice.

•

For Columbia Variable Portfolio – Mid Cap Growth Fund and Columbia Variable Portfolio – High Income Fund, the Meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares present in person or represented by proxy at the Meeting.

The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein.

SECTION C — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Buying Funds and the Selling Funds (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
C-1	Current and pro forma capitalization of each Selling Fund and each Buying Fund
C-2	Current and pro forma ownership of shares of each Selling Fund and each Buying Fund
C-3	Financial highlights of each Buying Fund

The Funds’ Investment Manager and Distributor. Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110, is the investment manager for each Fund. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110, is the distributor for each Fund.

Capitalization of Selling Funds and Buying Funds

The following table shows the capitalization as of June 30, 2012 for each Fund and, with respect to each corresponding Buying Fund, on a pro forma basis, assuming the proposed Reorganization had taken place as of that date. The pro forma combined net assets are determined by adding the net assets of the Selling Funds and the net assets of the Buying Fund. The pro forma combined shares outstanding are determined by dividing the net assets of the Selling Funds by the net asset value per share of the corresponding Buying Fund and adding the actual shares outstanding of the Buying Fund.

Table C-1. Current and Pro Forma Capitalization of each Selling Fund and each Buying Fund

Fund	Net assets	Net asset value per share	Shares outstanding*
Columbia Variable Portfolio – Mid Cap Growth Fund (Selling Fund)
Class 1	$23,942,450	$8.06	2,971,307
Class 2	$6,462,130	$7.95	812,430

Total	$30,404,580		3,783,737

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Current) (Buying Fund)
Class 1	$212,435,142	$13.27	16,004,153
Class 2	$769,074	$13.21	58,217
Class 3	$285,740,835	$13.24	21,586,296

Total	$498,945,051		37,648,666

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Pro Forma Combined Fund)**
Class 1	$236,377,592	$13.27	17,808,407
Class 2	$7,231,204	$13.21	547,402
Class 3	$285,740,835	$13.24	21,586,296

Total	$529,349,631		39,942,105

Fund	Net assets	Net asset value per share	Shares outstanding
Columbia Variable Portfolio – High Income Fund (Selling Fund)
Class 1	$47,380,028	$10.61	4,465,124
Class 2	$133,488,093	$10.60	12,593,065

Total	$180,868,121		17,058.189

Columbia Variable Portfolio – Income Opportunities Fund (Current) (Buying Fund)
Class 1	$932,918,608	$9.74	95,819,171
Class 2	$6,072,886	$9.70	625,878
Class 3	$254,294,203	$9.76	26,043,336

Total	$1,193,285,697		122,488,385

Columbia Variable Portfolio – Income Opportunities Fund (Pro Forma Combined)**
Class 1	$980,293,858	$9.74	100,683,160
Class 2	$139,547,516	$9.70	14,386,149
Class 3	$254,294,203	$9.76	26,043,336

Total	$1,374,135,577		141,112,645

Columbia Variable Portfolio – Money Market Fund (Selling Fund)
Class 1	$78,233,124	$1.00	78,318,723

Total	$78,233,124		78,318,723

Columbia Variable Portfolio – Cash Management Fund (Current) (Buying Fund)
Class 1	$295,969,245	$1.00	295,938,295
Class 2	$7,827,650	$1.00	7,827,441
Class 3	$494,075,854	$1.00	494,039,904

Total	$797,872,749		797,805,640

Columbia Variable Portfolio – Cash Management Fund (Pro Forma Combined)**
Class 1	$374,201,442	$1.00	374,171,419
Class 2	$7,827,625	$1.00	7,827,441
Class 3	$494,074,306	$1.00	494,039,904

Total	$876,103,373		876,038,764

*	Pro forma shares outstanding are calculated by dividing the net assets of the applicable Selling Fund by the net asset value per share of the corresponding Buying Fund and adding the result to the number of shares of such Buying Fund currently outstanding.
**	Pro forma figures reflect the effect of estimated Reorganization costs as set forth in Exhibit A hereto.

Ownership of Selling Fund and Buying Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of September 30, 2012 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Fund	Shareholder Account Registration	Percentage of Fund		Percentage of Fund following Reorganization
Columbia Variable Portfolio – Mid Cap Growth Fund (Selling Fund)	Hartford Life Insurance Company, Hartford, CT	62.25%		N/A

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Buying Fund)	Hartford Life Insurance Company, Hartford, CT RiverSource Life, Minneapolis, MN	N/A 52.46%		3.50 49.52	% %

Columbia Variable Portfolio – High Income Fund (Selling Fund)	RiverSource Life, Minneapolis, MN	65.87%		N/A

Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund)	Affiliated Funds-of-Funds Aggregate Ownership (1)(2) RiverSource Life, Minneapolis, MN	69.45 25.40	% %	58.53 31.76	% %

Columbia Variable Portfolio – Money Market Fund (Selling Fund)	Sun Life Assurance Company of Canada (U.S.), Wellesley Hills, MA	64.85%		N/A

Columbia Variable Portfolio – Cash Management Fund (Buying Fund)	Sun Life Assurance Company of Canada (U.S.), Wellesley Hills, MA RiverSource Life, Minneapolis, MN	N/A 56.10%		5.36 51.46	% %

(1)	Includes the aggregate ownership of the following affiliated funds of funds: VP Moderate Portfolio, VP Moderately Aggressive Portfolio, VP Moderately Conservative Portfolio and VP Conservative Portfolio.
(2)	Investments by funds-of-funds advised by Columbia Management (Columbia Funds-of-Funds) in shares of certain underlying funds (underlying funds) may represent significant ownership positions in such underlying funds. The Columbia Funds-of-Funds generally vote on underlying fund proposals in the same proportion that other shareholders vote on such proposals except where the Board(s) of Trustees of the Columbia Funds-of-Funds direct otherwise, including, for example, where the Columbia Funds-of-Funds own, in aggregate, a majority position of the underlying fund.

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund’s outstanding shares as of September 30, 2012. As of September 30, 2012, the officers and trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Table C-2. Current and Pro Forma Ownership of Fund Shares

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Columbia Variable Portfolio – Mid Cap Growth Fund (Selling Fund)
Class 1	Hartford Life Insurance Company, Hartford, CT	79.00%	N/A
	Great West Life & Annuity, Greenwood Village, CO	9.67%	N/A
	Transamerica Life Insurance Company, Cedar Rapids, IA	5.97%	N/A
Class 2	Kansas City Life Insurance, Kansas City, MO	91.23%	N/A

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Buying Fund)
Class 1	VP Moderate Portfolio, Minneapolis, MN	45.38%	40.96%
	VP Moderately Aggressive Portfolio, Minneapolis, MN	32.19%	29.05%
	VP Aggressive Portfolio, Minneapolis, MN	10.47%	9.45%
	VP Moderately Conservative Portfolio, Minneapolis, MN	8.98%	8.10%
	Hartford Life Insurance Company, Hartford, CT	N/A	7.69%
	Great West Life & Annuity, Greenwood Village, CO	N/A	0.94%
	Transamerica Life Insurance Company, Cedar Rapids, IA	N/A	0.58%
Class 2	RiverSource Life, Minneapolis, MN	96.76%	10.99%
	Kansas City Life Insurance, Kansas City, MO	N/A	80.87%

Columbia Variable Portfolio – High Income Fund (Selling Fund)
Class 1	Anchor National Life Insurance Company, Los Angeles, CA	45.60%	N/A
	Hartford Life Insurance Company, Hartford, CT	40.04%	N/A
	Transamerica Life Insurance Company, Cedar Rapids, IA	5.05%	N/A
Class 2	RiverSource Life, Minneapolis, MN	88.46%	83.72%
	RiverSource Life New York, Minneapolis, MN	5.03%	4.76%

Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund)
Class 1	VP Moderate Portfolio, Minneapolis, MN	60.16%	56.46%
	VP Moderately Aggressive Portfolio, Minneapolis, MN	22.17%	20.80%
	VP Moderately Conservative Portfolio, Minneapolis, MN	7.96%	7.47%
	VP Conservative Portfolio, Minneapolis, MN	5.37%	5.04%
	Anchor National Life Insurance Company, Los Angeles, CA	N/A	2.81%
	Hartford Life Insurance Company, Hartford, CT	N/A	2.47%
	Transamerica Life Insurance Company, Cedar Rapids, IA	N/A	0.31%
Class 2	RiverSource Life, Minneapolis, MN	94.80%	88.80%
	Riversource Life New York, Minneapolis, MN	5.15%	5.04%

Columbia Variable Portfolio – Money Market Fund (Selling Fund)
Class 1	Sun Life Assurance Company of Canada (US), Wellesley Hills, MA	64.85%	N/A
	Sun Life Insurance and Annuity Company of New York, Wellesley Hills, MA	14.73%	N/A

Columbia Variable Portfolio – Cash Management Fund (Buying Fund)
Class 1	VP Conservative Portfolio, Minneapolis, MN	60.25%	49.29%
	VP Moderately Conservative Portfolio, Minneapolis, MN	39.73%	32.50%
	Sun Life Assurance Company of Canada (US), Wellesley Hills, MA	N/A	11.80%
	Sun Life Insurance and Annuity Company of New York, Wellesley Hills, MA	N/A	2.68%

Financial Highlights of the Buying Funds

The financial highlights tables below are designed to help you understand how each Buying Fund has performed for the past five full fiscal years or, if shorter, the Buying Fund’s period of operations. Certain information reflects financial results for a single Buying Fund share. The total return line indicates how much an investment in the Buying Fund would have earned each period assuming any dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any.

The information shown below for each Buying Fund has been audited by Ernst & Young LLP, except that the information shown for the six-month period ended July 31, 2012 is unaudited. The auditor is an independent registered public accounting firm, whose reports, along with the Buying Funds’ financial statements, are included in the Buying Funds’ annual report to shareholders. The independent registered public accounting firms’ reports and the Buying Funds’ financial statements are also incorporated by reference into the Merger SAI. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return line indicates how much an investment of a Buying Fund would have earned or lost each period assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods less than one year.

Table C-3. Financial Highlights of Buying Funds

Financial Highlights

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
Class 1			2011	2010(a)
Per share data
Net asset value, beginning of period	$12.37		$14.55	$13.30

Income from investment operations:
Net investment income (loss)	0.02		(0.01)	(0.01)

Net realized and unrealized gain (loss)	0.88		(2.17)	1.26

Total from investment operations	0.90		(2.18)	1.25

Net asset value, end of period	$13.27		$12.37	$14.55

Total return	7.28%		(14.98)%	9.40%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.93	%(c)	0.92%	0.81	%(c)

Net expenses after fees waived or expenses reimbursed(d)	0.88	%(c)	0.92%	0.81	%(c)

Net investment income (loss)	0.38	%(c)	(0.08)%	(0.09	)%(c)

Supplemental data
Net assets, end of period (in thousands)	$212,435		$5	$5

Portfolio turnover	76%		165%	100%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Columbia Management and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

Financial Highlights (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
Class 2			2011	2010(a)
Per share data
Net asset value, beginning of period	$12.32		$14.53	$13.30

Income from investment operations:
Net investment loss	(0.02)		(0.03)	(0.03)

Net realized and unrealized gain (loss)	0.91		(2.18)	1.26

Total from investment operations	0.89		(2.21)	1.23

Net asset value, end of period	$13.21		$12.32	$14.53

Total return	7.22%		(15.21)%	9.25%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.18	%(c)	1.18%	1.09	%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.17	%(c)	1.18%	1.09	%(c)

Net investment loss	(0.35	)%(c)	(0.25)%	(0.31	)%(c)

Supplemental data
Net assets, end of period (in thousands)	$769		$572	$134

Portfolio turnover	76%		165%	100%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Columbia Management and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

Financial Highlights (continued)

Columbia Variable Portfolio – Income Opportunities Fund

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
Class 1			2011	2010(a)
Per share data
Net asset value, beginning of period	$10.02		$10.69	$11.25

Income from investment operations:
Net investment income	0.33		0.70	0.51

Net realized and unrealized gain (loss)	0.32		(0.04)	0.23

Total from investment operations	0.65		0.66	0.74

Less distributions to shareholders:
Net investment income	(0.71)		(1.03)	(1.30)

Net realized gains	(0.22)		(0.30)	—

Total distributions to shareholders	(0.93)		(1.33)	(1.30)

Net asset value, end of period	$9.74		$10.02	$10.69

Total return	6.55%		6.42%	7.68%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.71	%(c)	0.72%	0.78	%(c)

Net expenses after fees waived or expenses reimbursed(d)	0.71	%(c)	0.72%	0.78	%(c)

Net investment income	6.34	%(c)	6.76%	7.47	%(c)

Supplemental data
Net assets, end of period (in thousands)	$932,919		$983,282	$842,202

Portfolio turnover	31%		66%	77%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Columbia Management and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

Financial Highlights (continued)

Columbia Variable Portfolio – Income Opportunities Fund

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
Class 2			2011	2010(a)
Per share data
Net asset value, beginning of period	$9.98		$10.67	$11.25

Income from investment operations:
Net investment income	0.31		0.66	0.47

Net realized and unrealized gain (loss)	0.32		(0.03)	0.24

Total from investment operations	0.63		0.63	0.71

Less distributions to shareholders:
Net investment income	(0.69)		(1.02)	(1.29)

Net realized gains	(0.22)		(0.30)	—

Total distributions to shareholders	(0.91)		(1.32)	(1.29)

Net asset value, end of period	$9.70		$9.98	$10.67

Total return	6.38%		6.17%	7.44%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.96	%(c)	0.97%	1.01	%(c)

Net expenses after fees waived or expenses reimbursed(d)	0.96	%(c)	0.96%	1.01	%(c)

Net investment income	6.11	%(c)	6.54%	6.87	%(c)

Supplemental data
Net assets, end of period (in thousands)	$6,073		$4,704	$929

Portfolio turnover	31%		66%	77%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Columbia Management and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

Financial Highlights (continued)

Columbia Variable Portfolio – Cash Management Fund

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
Class 1			2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	0.00	(b)	0.00	(b)	0.00	(b)

Net realized and unrealized gain	0.00	(b)	0.00	(b)	0.00	(b)

Increase from payments by affiliate	—		—		0.00	(b)

Total from investment operations	0.00	(b)	0.00	(b)	0.00	(b)

Less distributions to shareholders:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Total distributions to shareholders	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net asset value, end of period	$1.00		$1.00		$1.00

Total return	0.00	%(c)	0.01%		0.01	%(d)

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.48	%(e)	0.47%		0.51	%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.14	%(e)	0.15%		0.23	%(e)

Net investment income	0.01	%(e)	0.01%		0.01	%(e)

Supplemental data
Net assets, end of period (in thousands)	$295,969		$283,185		$212,830

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	Rounds to less than 0.01%.
(d)	During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.
(e)	Annualized.
(f)	Columbia Management and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

Financial Highlights (continued)

Columbia Variable Portfolio – Cash Management Fund

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
Class 2			2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	0.00	(b)	0.00	(b)	0.00	(b)

Net realized and unrealized gain	0.00	(b)	0.00	(b)	0.00	(b)

Increase from payments by affiliate	—		—		0.00	(b)

Total from investment operations	0.00	(b)	0.00	(b)	0.00	(b)

Less distributions to shareholders:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Total distributions to shareholders	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net asset value, end of period	$1.00		$1.00		$1.00

Total return	0.00	%(c)	0.01%		0.02%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.73	%(d)	0.71%		0.76	%(d)

Net expenses after fees waived or expenses reimbursed(e)	0.14	%(d)	0.15%		0.23	%(d)

Net investment income	0.01	%(d)	0.01%		0.00	%(c)(d)

Supplemental data
Net assets, end of period (in thousands)	$7,828		$9,774		$3,829

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	Rounds to less than 0.01%.
(d)	Annualized.
(e)	Columbia Management and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

Exhibit A

Costs of the Reorganizations

Each Selling Fund and the corresponding Buying Fund may bear a portion of the out-of-pocket expenses associated with its Reorganization. Out-of-pocket expenses associated with a Reorganization include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this proxy statement/prospectus, and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization; and (3) the legal and other fees and expenses incurred in connection with the Reorganization.

All fees paid to governmental authorities for the registration or qualification of the Buying Fund shares to be issued in the Reorganization and all transfer agency costs related to such shares will be allocated to the Buying Fund. All fees and expenses related to printing and mailing communications to Selling Fund shareholders will be allocated to the Selling Fund. All of the other out-of-pocket expenses of a Reorganization including, without limitation, accounting, legal and custodial expenses, will be allocated equally among the applicable Funds. Following this initial allocation among the Funds, Columbia Management limits the expenses actually borne by a Fund to not more than the anticipated reduction in expenses to be incurred by that Fund over the first year following the Reorganization. Any reduction in the Reorganization expenses borne by a Fund as a result of this limitation is absorbed by Columbia Management, not by any other Fund. The estimated costs of each Reorganization expected to be borne by each Selling Fund and each Buying Fund, in the aggregate and on a per-share basis based on shares outstanding as of August 31, 2012, are set forth below:

	Costs Estimated to be Borne
Fund	Total	Per Share
Columbia Variable Portfolio – Mid Cap Growth Fund (Selling Fund)	$0	$0.000
Columbia Variable Portfolio – High Income Fund (Selling Fund)	$18,241	$0.001
Columbia Variable Portfolio – Money Market Fund (Selling Fund)	$0	$0.000
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Buying Fund)	$0	$0.000
Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund)	$0	$0.000
Columbia Variable Portfolio – Cash Management Fund (Buying Fund)	$2,500	$0.000

Should any Reorganization fail to occur, Columbia Management will bear all costs associated with that Reorganization.

Based on the operating expense ratios shown in the Fees and Expenses section above for each Buying Fund, it is projected that, after the Reorganizations, assuming all of the Reorganizations are consummated, each class of each Selling Fund will benefit from expense savings that will offset the allocated Reorganization expenses. However, the benefit of those projected expense savings will not be realized immediately. It is projected that the aggregate expense savings for each Selling Fund will not exceed the allocated Reorganization expenses of that Selling Fund until approximately the number of months after its Reorganization set forth below.

Fund	Number of Months
Columbia Variable Portfolio – Mid Cap Growth Fund	N/A
Columbia Variable Portfolio – High Income Fund	12
Columbia Variable Portfolio – Money Market Fund	N/A

If a Contract Owner ceases to have an indirect interest in the corresponding Buying Fund prior to the indicated time, the Contract Owner will receive no net benefit from the projected expense savings.

A-1

Exhibit B

Additional Information Applicable to the Buying Funds

Below is information regarding the Buying Funds. All references to a Fund or the Funds in this Exhibit B refer to a Buying Fund or the Buying Funds, respectively, unless otherwise noted.

Fund Management and Compensation (for all Buying Funds)

Columbia Management is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Funds. Columbia Management is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. Prior to May 1, 2010, Columbia Management’s name was RiverSource Investments, LLC. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. Columbia Management’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to mutual funds, Columbia Management acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board of Trustees (the Board), Columbia Management manages the day-to-day operations of each Fund, determines what securities and other investments each Fund should buy or sell and executes the portfolio transactions. Although Columbia Management is responsible for the investment management of each Fund, Columbia Management may delegate certain of its duties to one or more subadvisers. Columbia Management may use the research and other capabilities of its affiliates and third parties in managing investments.

Columbia Management may, subject to the approval of the Board, engage an investment subadviser or subadvisers to make the day-to-day investment decisions for each Fund. Columbia Management retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating each Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the Board that each Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser.

The SEC has issued an order that permits Columbia Management, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for each Fund without first obtaining shareholder approval. The order permits each Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

Each Fund pays Columbia Management a fee for its investment advisory services. The fees paid by each Buying Fund for the most recent fiscal year were the following percentage of each Fund’s average daily net assets:

Buying Fund	Percentage of Fund’s Average Daily Net Assets
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	0.58%
Columbia Variable Portfolio – Income Opportunities Fund	0.73%
Columbia Variable Portfolio – Cash Management Fund	0.33%

For Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, the fee structure currently includes an adjustment in the form of a performance incentive arrangement that decreased the management fee by 0.01% for the Fund’s most recent fiscal year. The adjustment is computed by comparing the Fund’s performance to the performance of an index of comparable funds published by Lipper, Inc. The maximum adjustment (increase or decrease) is 0.12% of the Fund’s average net assets on an annual basis. Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund is currently measured against the Lipper Mid-Cap Growth Funds Index for the purposes of the performance incentive adjustment. As of April 1, 2011, the performance incentive adjustment for Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund has been eliminated.

Under its investment management services agreement (“IMS Agreement”), each Fund also pays taxes brokerage commissions and nonadvisory expenses. A discussion regarding the basis for each Fund’s board of trustees approving the IMS Agreement is available in each Fund’s annual report to shareholders for the semi-annual period ended June 30, 2012.

Each Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where Columbia Management believes such defensive positioning is appropriate. While each Fund is so positioned defensively, derivatives could comprise a substantial portion of a Fund’s investment. For more information on the risks of investing in derivatives, as applicable, see Comparison of Principal Risks section above.

The Funds may not achieve their investment objectives when they are investing defensively.

Portfolio Managers

Information about the portfolio managers who are primarily responsible for overseeing each Fund’s investments is shown below. The Merger SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

George J. Myers, CFA, Lead Portfolio Manager

•	Managed the Fund since August 2011.

•	Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since October 2004.

•	Began investment career in 1998.

•	MS, University of Wisconsin, Madison.

Wayne M. Collette, CFA, Portfolio Manager

•	Managed the Fund since August 2011.

•	Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since March 2001.

•	Began investment career in 1996.

•	MBA, Columbia University.

Lawrence W. Lin, CFA, Portfolio Manager

•	Managed the Fund since August 2011.

•

Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since December 2006. Prior to 2006, Mr. Lin was a research analyst at Primarius Capital from May 2006 to December 2006, and at Engemann Asset Management from July 1998 to April 2006.

•	Began investment career in 1998.

•	BS, University of Southern California.

Brian D. Neigut, Portfolio Manager

•	Managed the Fund since August 2011.

•

Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since February 2007. Prior to 2007, Mr. Neigut was a portfolio manager at Kern Capital Management LLC from February 2006 to February 2007, and at OppenheimerFunds Inc. from November 2003 to February 2006.

•	Began investment career in 1995.

•	BBA, Pacific Lutheran University.

Columbia Variable Portfolio – Income Opportunities Fund

Brian Lavin, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Sector Manager on the high yield fixed income sector team.

•	Joined the Investment Manager in 1994 as a high yield analyst.

•	Began investment career in 1986.

•	MBA, University of Wisconsin – Milwaukee.

Columbia Variable Portfolio – Cash Management Fund

Alexander D. Powers, Portfolio Manager

•	Began investment career in 1986.

•	Managed the Fund since 2011.

•	Joined the Investment Manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 1993.

•	Began investment career in 1979.

•	BA, Boston College, MBA, New York University’s Stern Graduate School of Business Administration.

Carl W. Pappo, CFA, Portfolio Manager

•	Managed the Fund since 2011.

•	Joined the Investment Manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 1996.

•	Began investment career in 1991.

•	BS, Babson College

Michael Zazzarino, Portfolio Manager

•	Managed the Fund since 2011.

•	Joined the Investment Manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 2005.

•	Began investment career in 1988.

•	BS, Lafayette College, MBA, Columbia University.

Brian Lavin, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Sector Manager on the high yield fixed income sector team.

•	Joined the Investment Manager in 1994 as a high yield analyst.

•	Began investment career in 1986.

•	MBA, University of Wisconsin – Milwaukee.

Certain Legal Matters

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that each Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates is the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on a Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with each Fund. Information regarding certain pending and settled legal proceedings may be found in each Fund’s shareholder reports and in the Merger SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

BUYING AND SELLING SHARES

References to “the Fund” throughout the remainder of the prospectus refer to the VP Funds singularly or collectively as the context requires.

DESCRIPTION OF THE SHARE CLASSES

Share Class Features

Each Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1 and Class 2 shares.

	Class 1 Shares	Class 2 Shares
Eligible Investors	Shares of the Funds are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.

Investment Limits	none	none

Conversion Features	none	none

Front-End Sales Charges	none	none

Contingent Deferred Sales Charges (CDSCs)	none	none

Maximum Distribution and/or Service Fees	none	0.25%

FUNDamentalsTM
Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Distribution and/or Service Fees

Pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act), the Board has approved, and the Fund has adopted, distribution and/or shareholder servicing plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets for Class 2 shares. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or selling agents for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time.

Selling Agent Compensation

The Distributor and Columbia Management make payments, from their own resources, to selling agents, including to affiliated and unaffiliated insurance companies (each an intermediary), for marketing/sales support services relating to the Columbia Funds. The amount and computation of such payments varies by Fund, although such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for an intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the intermediary. The Distributor and Columbia Management may make payments in larger amounts or on a basis other than those described above when dealing with certain intermediaries, including certain affiliates of Bank of America Corporation. Such increased payments may enable such selling agents to offset credits that they may provide to customers. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and Columbia Management, and the products they offer, including the Fund.

Amounts paid by the Distributor and Columbia Management and their affiliates are paid out of the Distributor’s and Columbia Management’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and Columbia Management and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and Columbia Management have agreed to make marketing/sales support payments. Your selling agent may charge you fees and commissions in addition to those described herein. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent may have a conflict of interest or financial incentive with respect to its recommendations regarding the Fund or any Contract that includes the Fund.

BUYING, SELLING AND TRANSFERRING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or transfer shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentalsTM
NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

NAV=	(Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentalsTM
Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Shareholder Information

Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product. Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.

Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations. Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract or a participant in a Qualified Plan who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.

Order Processing

Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by Columbia Management Investment Services Corp. (the Transfer Agent) or a selling agent, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your Contract prospectus or Qualified Plan disclosure documents.

You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested.

Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require untimely dispositions of portfolio securities or large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Fund or certain of its service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Fund are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information, see Buying, Selling and Transferring Shares – Excessive Trading Practices Policy of Non-Money Market Funds.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders – The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or transfer order even if the transaction is not subject to the specific transfer limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or transfer transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Transferring Limitations – If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including transfer buy orders, involving any Fund. For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices – The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and transfer orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker- dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading – Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

DISTRIBUTIONS AND TAXES

REINVESTMENTS

All distributions by the Funds are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

Columbia VP - Income Opportunities Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

Columbia VP - Mid Cap Growth Opportunity Fund is treated as a partnership for federal income tax purposes, and does not expect to make regular distributions to shareholders.

Each Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

Important: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Funds. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Fund. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under “Other expenses” in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Fund.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Fund. The Fund pays the Transfer Agent a fee as set forth in the SAI, and reimburses the Transfer Agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Fund. Fees paid by the Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the Accounts.

ADDITIONAL MANAGEMENT INFORMATION

Affiliated Products. Columbia Management serves as Investment Manager to the Columbia Funds, including those that are structured to provide asset-allocation services to shareholders of those funds (funds of funds) by investing in shares of other Columbia Funds, including the Fund (collectively referred to as underlying funds)

and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of Columbia Management to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by Columbia Management. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. Columbia Management and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the Securities and Exchange Commission website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

POTENTIAL CONFLICTS OF INTEREST

Shares of the Fund may serve as the underlying investments for both variable annuity contracts and variable life insurance policies issued by participating life insurance companies. Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflict. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Accounts of the participating insurance companies might be required to withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.

Exhibit C

Comparison of Organizational Documents

This chart highlights material differences between the terms of the Declarations of Trust and By-Laws of the Buying Funds and Selling Funds.

Group A:	Selling Fund: Columbia Variable Portfolio – Money Market Fund. Buying Funds: Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Columbia Variable Portfolio – Income Opportunities Fund, Columbia Variable Portfolio – Cash Management Fund.

Group B:	Selling Funds: Columbia Variable Portfolio – Mid Cap Growth Fund, Columbia Variable Portfolio – High Income Fund.

Policy	Group A	Group B
Shareholder Liability	The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains express disclaimers of shareholder liability for acts, obligations or affairs of the trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.	Shareholders of the Trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.
Shareholder Voting Rights

At all meetings of shareholders, each shareholder of record is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or shareholder, (iii) with respect to termination of the trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to

Shareholders have power to vote only (a) for the election of trustees, (b) with respect to any investment advisory contract, (c) with respect to termination of the Trust, (d) with respect to any amendment of the Declaration of Trust, (e) with respect to any merger, consolidation, conversion or sale of assets, (f) with respect to incorporation of the trust, and (g) with respect to such additional matters relating to the trust as may be required by the 1940 Act, the Delaware Statutory Trust Act, or any other law, the Declaration of Trust, the By-Laws or any registration of the trust with the SEC (or any successor agency) or any state, or as and when the trustees may consider necessary or desirable.

Each shareholder is entitled to vote based on the ratio his or her Interest bears to the Interests of all holders entitled to vote, where “Interest” means interest in the trust

Policy	Group A	Group B

which shareholder approval is required by the 1940 Act, and (v) with respect to additional matters relating to the trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the trust with the SEC (or any successor agency) or any State, or as the trustees may consider necessary or desirable.

On any matter submitted to a vote of shareholders, all shares entitled to vote will be voted in the aggregate as a single class without regard to series or class of shares, except that shares may be voted by individual series or classes (1) when required by the 1940 Act, (2) when the trustees have determined that the matter affects one or more series or classes of shares materially differently, or (3) when the matter affects only the interests of one or more series or classes.

There is no cumulative voting in the election of trustees.

or in trust property, as the case may be, including all rights, powers and privileges accorded to shareholders in the Declaration of Trust.

On any matter submitted to a vote of shareholders of Interests in the trust, all Interests then entitled to vote shall be voted by individual series, except that (i) when required by the 1940 Act, Interests shall be voted in the aggregate and not by individual series, and (ii) when the trustees have determined that the matter affects only the interests of holders of Interests in a limited number of series, then only the holders of Interests in such series shall be entitled to vote thereon.

Shareholder Meetings

The Declaration of Trust and By-Laws do not address annual shareholder meetings. Regular shareholder meetings are not required for business trusts under the General Laws of Massachusetts.

Shareholder meetings will be held when called by the trustees for the purpose of taking action on any matter requiring the vote or authority of the shareholders, or for any other matter the trustees deem necessary or desirable.

The trust is not required to hold annual shareholder meetings.

Shareholder meetings may be called at any time by a majority of the trustees and are required to be called by any trustee upon written request of shareholders holding, in the aggregate, not less than 10% of the Interests in the trust, or, with respect to a meeting of the shareholders of one or more series, not less than 10% of the Interests of the affected series, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting will be held within or without the State of Delaware on such day and at such time as the trustees designate.

Policy	Group A	Group B
Shareholder Quorum

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.[2]

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.[3]

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Shareholders of one-third of the Interests in the trust, or with respect to a meeting of the shareholders of one or more series, holders of one-third of the Interests of that series, present in person or by proxy, constitutes a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by the Declaration or the By-Laws of the trust.

If a quorum is present at a meeting, an affirmative vote by the shareholders present, in person or by proxy, holding more than 50% of the total Interests of the shareholders present, either in person or by proxy, at such meeting constitutes the action of the shareholders, unless the 1940 Act, other applicable law, the Declaration of Trust or the By-Laws of the trust requires a greater number of affirmative votes.

Shareholder Consent	Except as otherwise provided by law, the Declaration of Trust or the By-Laws, any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting if a majority of the shareholders entitled to vote consent to the action in writing and the consents are filed with the records of the trust. The consent will be treated for all purposes as a vote taken at a meeting of shareholders.	Any action which may be taken by shareholders may be taken without a meeting if shareholders holding more than 50% of the total Interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of the Declaration of Trust) consent to the action in writing and the written consents are filed with the records of the meetings of shareholders. Such consents will be treated for all purposes as a vote taken at a meeting of shareholders.

[2]

For Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Columbia Variable Portfolio – Income Opportunities Fund and Columbia Variable Portfolio – Cash Management Fund, the presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

[3]

For Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Columbia Variable Portfolio – Income Opportunities Fund and Columbia Variable Portfolio – Cash Management Fund, when any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

Policy	Group A	Group B
Notice to Shareholders of Record Date

Written notice of any meeting of shareholders must be given by the trustees at least 7 days before the meeting.

The trustees may set a record date for the purpose of determining the shareholders entitled to notice of or to vote at a shareholder meeting. The record date cannot be more than 90 days or less than 7 days before the date of the meeting.

Written or printed notice of all meetings of the shareholders, stating the time, place and purposes of the meeting, are required to be given by the trustees either by presenting it personally to a shareholder, leaving it at his or her residence or usual place of business, or by mailing it to a shareholder, at his or her registered address, at least 20 business days and not more than 90 business days before the meeting. If mailed, such notice is deemed to be given when deposited in the United States mail addressed to the shareholder at his or her address as it is registered with the trust, with postage thereon prepaid. At any such meeting, any business properly before the meeting may be considered whether or not stated in the notice of the meeting.

Any adjourned meeting may be held as adjourned without further notice.

For the purpose of determining the shareholders who are entitled to notice of any to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the trustees may from time to time fix a date, not more than 90 calendar days prior to the date of any meeting of the shareholders or payment of distributions or other action, as the case may be, as a record date for the determination of the persons to be treated as shareholders of record for such purposes.

Shareholder Proxies

Shareholders may vote in person or by proxy.

A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.

At any meeting of shareholders, shareholders, any shareholder entitled to vote thereat may vote by proxy, provided that no proxy will be voted at any meeting unless it has been placed on file with the Secretary, or with such other officer or agent of the trust as the Secretary may direct, for verification prior to the time at which such vote will be taken. Pursuant to a resolution of a majority of the trustees, proxies may be solicited in the name of one or more trustees or one or more of the officers of the trust. Only shareholders of record are entitled to vote. Each shareholder is entitled to a vote proportionate to his or her Interest in the

Policy	Group A	Group B
trust. When Interests are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Interest, but if more than one of them is present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote will not be received in respect of such Interest. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity rests on the challenger. If the shareholder is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person regarding the charge or management of his or her Interest, he or she may vote by his or her guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.
Trustee Power to Amend Organizational Document

The trustees may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the then trustees provided that notice of such amendment is transmitted promptly to shareholders of record.

The trustees need not, however, provide notice of an amendment if the amendment is for the purpose of supplying an omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust, or having any other purpose which is ministerial or clerical in nature.

The By-Laws may be amended or repealed, in whole or in part, by a majority of the trustees then in office at any meeting of the trustees, or by written consent in lieu thereof. In no event, however, are the trustees permitted to adopt By-Laws that conflict or are inconsistent with the Declaration of Trust.

The Declaration of Trust may be amended by the vote of shareholders holding more than 50% of the total Interests entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the trustees and consented to by the vote of shareholders holding more than 50% of the total Interests entitled to vote.

The trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to conform the Declaration of Trust to the requirements of the 1940 Act, the Internal Revenue Code of 1986, the Delaware Statutory Trust Act, or any other applicable Federal laws or regulations, but the trustees are not liable for failing to do so.

However, no amendment may be made to the Declaration of Trust which would change any rights with respect to any Interest in the trust by reducing the amount payable thereon upon liquidation of the trust or by diminishing or eliminating any

Policy	Group A	Group B

voting rights pertaining thereto, except with a vote, at a meeting of the shareholders of Interests in the trust, or in any series thereof, of the lesser of (a) 67% or more of the Interests present or represented at such meeting, provided the shareholders of more than 50% of the Interests in the trust, or the affected series, are present or represented by proxy or (b) more than 50% of the Interests in the trust, or the affected series (a “Majority Interests Vote”).

The trustees may adopt and, from time to time, amend or repeal the By-Laws for the conduct of the business of the trust.

Termination of Trust

The trust may be terminated by the trustees with written notice to shareholders, or by the affirmative vote of at least two-thirds of the shares of each series entitled to vote.

Any series of or class may be terminated by the affirmative vote of at least two-thirds of the shares of that series or class, or by the trustees by written notice to the shareholders of that series or class.

The trust may be terminated (i) by the affirmative vote of the shareholders of not less than two-thirds of the Interests in the trust at any meeting of the shareholders or by an instrument in writing, without a meeting, signed by a majority of the trustees and consented to by the holders of not less than two-thirds of such Interests, or (ii) by the trustees by written notice to the shareholders of the trust.
Merger or Consolidation	Subject to applicable laws, the trustees may, without shareholder consent, cause the trust or any series to be merged or consolidated with another trust or company. The trustees may also transfer all or a substantial portion of the trust’s assets to another fund or company.	The trust, or any series thereof, may (a) merge or consolidate with or into one or more statutory trusts or other statutory entities (as defined in the Delaware Statutory Trust Act) or any other organization formed or organized or existing under the laws of the State of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction, (b) convert to a common-law trust, a general partnership (including a registered limited liability partnership), a limited partnership (including a registered limited liability limited partnership) or a limited liability company organized, formed or created under the laws of the State of Delaware, or (c) sell, lease or exchange all or substantially all of its property, including its good will, in each such case, upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the trustees and, at any meeting of shareholders called for the purpose, by a Majority Interests Vote, or by

Policy	Group A	Group B

an instrument or instruments in writing without a meeting, consented to by a Majority Interests Vote.

In accordance with Section 3815(f) of the Delaware Statutory Trust Act, an agreement of merger or consolidation may effect any amendment to the Declaration of Trust or By-Laws or effect the adoption of a new declaration of trust or by-laws of the trust if the trust is the surviving or resulting statutory trust.

Removal of Trustees

Trustees may be removed with or without cause by majority vote of the trustees.

The trustees may appoint from their own number and terminate committees consisting of one or more trustees, which may exercise the powers and authority of the trustees to the extent that the trustees determine.

Any of the trustees may be removed by the affirmative vote of the holders of two-thirds (2/3) of the Interests or (provided the aggregate number of trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, is not less than three) with cause, by the action of two-thirds of the remaining trustees. Removal with cause includes, but is not limited to, the removal of a trustee due to physical or mental incapacity.
Trustee Committees	The trustees may appoint from their own number and terminate committees consisting of one or more trustees, which may exercise the powers and authority of the trustees to the extent that the trustees determine.	The board of trustees may appoint from among its members committees composed of two or more of its trustees which will have such powers as may be delegated or authorized by the resolution appointing them.
Trustee Liability

Trustees are not subject to personal liability, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Additionally, trustees are not personally liable for any neglect or wrong-doing of any officer, agent, or employee of the trust or for any act or omission of any other trustee.

Trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts.

No trustee, when acting in such capacity, will be subject to any personal liability whatsoever, in his or her official or individual capacity, to any individual or entity, other than the trust or its shareholders, in connection with trust property or the affairs of the trust, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such individual or entity; and all such individuals or entities are required to look solely to the trust’s property for satisfaction of claims of any nature against a trustee arising in connection with the affairs of the trust.

No trustee, officer or employee of the trust will be liable to the trust, shareholders of Interests therein, or to any trustee, officer

Policy	Group A	Group B
or employee thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.
Trustee Indemnification

The trust indemnifies each of its trustees against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and attorneys’ fees incurred in connection with the defense of any civil or criminal suit or action, except with respect to any matter (i) as to which a trustee is finally adjudicated in any such action or proceeding not to have acted in good faith in reasonable belief that such trustee’s action was in the best interests of the trust; or (ii) where the trustee acted in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee’s office.

Expenses, including counsel fees, so incurred by any such trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) will be paid from time to time by the trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such trustee to repay amounts so paid to the trust if it is ultimately determined that indemnification of such expenses is not authorized under the By-Laws, provided, however, that either (a) such trustee shall have provided appropriate security for such undertaking, (b) the trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested trustees acting on the matter (provided that a majority of the disinterested trustees then in office act on the matter), or independent legal counsel in a written opinion, will have determined, based upon a review of readily available facts, that there is reason to believe that such trustee will be found entitled to indemnification under the By-Laws.

The trust is required to indemnify each of its trustees, officers and employees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a trustee, except with respect to any matter as to which he or she will have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such trustee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses will be provided unless there has been a determination that such trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the trustees.

The rights accruing to any trustee under these provisions will not exclude any other right to which he or she may be lawfully entitled; provided that no trustee may satisfy any right of indemnity or reimbursement granted by the Declaration

Policy	Group A	Group B
of Trust or to which he or she may be otherwise entitled except out of the property of the trust. The trustees may make advance payments in connection with indemnification, provided that the indemnified trustee gives a written undertaking to reimburse the trust in the event it is subsequently determined that he or she is not entitled to such indemnification.
Dividends	Dividends and distributions may be paid to shareholders from the trust’s net income with the frequency as the trustees may determine

The trustees are required to distribute periodically to the shareholders of each series of Interests an amount approximately equal to the net income of that series, determined by the trustees or as they may authorize and as provided in the Declaration of Trust. Distributions of income may be made in one or more payments, which will be in Interests, cash or otherwise, and on a date or dates and as of a record date or dates determined by the trustees. At any time and from time to time in their discretion, the trustees also may cause to be distributed to the shareholders of any one or more series as of a record date or dates determined by the trustees, in Interests, cash or otherwise, all or part of any gains realized on the sale or disposition of the assets of the series or all or part of any other property of the trust attributable to the series. Each distribution pursuant to this provision will be made ratably according to the number of Interests of the series held by the several Holders on the record date for such distribution, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Interests of that series, and any distribution to the shareholders of a particular class of Interests shall be made to such Holders pro rata in proportion to the number of Interests of such class held by each of them. No distribution need be made on Interests purchased pursuant to orders received, or for which payment is made, after such time or times as the trustees may determine.

No dividend or distribution (including, without limitation, any distribution paid upon termination of the trust or of any series) with respect to the Interests of any series shall be effected by the trust other than from the assets of such series.

Policy	Group A	Group B
Capitalization	The beneficial interest in the trust shall at all times be divided into an unlimited number of shares, without par value.	The number of interests authorized is unlimited.
Number of Trustees and Vacancies

The trustees may fix the number of trustees, fill vacancies in the trustees, including vacancies arising from an increase in the number of trustees, or remove trustees with or without cause.

Shareholders may fix the number of trustees and elect trustees at any meeting of shareholders called by the trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

Each trustee serves during the continued lifetime of the trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.

The number of trustees may be fixed from time to time by written instrument signed by a majority of the trustees so fixed then in office, provided, however, that the number of trustees will in no event be less than three or more than fifteen.

Any vacancy created by an increase in trustees may be filled by the appointment of an individual made by a written instrument signed by a majority of the trustees then in office. Any such appointment will not become effective, however, until the individual named in the written instrument of appointment has accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration of Trust. No reduction in the number of trustees will have the effect of removing any trustee from office.

Whenever a vacancy in the number of trustees occurs, until such vacancy is filled by shareholder vote, the trustees in office, regardless of their number, will have all the powers granted to the trustees and will discharge all the duties imposed upon the trustees by the Declaration of Trust.

Independent Chair of the Board	The Declaration of Trust and By-Laws do not require an independent chair of the board of trustees.[4]	The Declaration of Trust and By-Laws do not require an independent chair of the board of trustees.

Inspection of Books and Records	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the trust where it may be inspected by any shareholder.	At each meeting of the shareholders there shall be open for inspection the minutes of the last previous meeting of shareholders of the trust and a list of the shareholders of the trust, certified to be true and correct by the Secretary or other proper agent of the trust, as of the record date of the meeting. Such list of shareholders is required to contain the name of each shareholder in alphabetical order, the shareholder’s address and Interests owned by such shareholder. Shareholders have the right to inspect books and records of the trust during normal business hours and for any purpose not harmful to the trust.

[4]

For Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Columbia Variable Portfolio – Income Opportunities Fund and Columbia Variable Portfolio – Cash Management Fund, the By-Laws require an independent chair of the board of trustees.

Policy	Group A	Group B
Involuntary Redemption of Accounts	The trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof: (i) if at such time such shareholder owns shares of any series or class having an aggregate net asset value of less than an amount determined from time to time by the trustees; or (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of the trust or of any series or class.	The trust has the right at its option and at any time to redeem Interests of any shareholder at the net asset value thereof: (a) if at such time such shareholder owns fewer Interests than, or Interests having an aggregate net asset value of less than, an amount determined from time to time by the trustees; or (b) to the extent that such shareholder owns Interests of a particular series or class of Interests equal to or in excess of a percentage of the outstanding Interests of that series or class determined from time to time by the trustees; or (c) to the extent that such shareholder owns Interests of the trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding Interests of the trust or the aggregate net asset value of the trust determined from time to time by the trustees.

COLUMBIA FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2013

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of a Joint Special Meeting of Shareholders and Combined Proxy Statement/Prospectus for the Joint Special Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m., local time, on February 27, 2013, at 225 Franklin Street, Boston, Massachusetts 02110, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen and Ryan C. Larrenaga (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Combined Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-XXX-XXX-XXXX

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date	2011
CFS_22080_MB7_120910

FUND	FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7

VOTING OPTIONS

Read your Combined Proxy Statement/Prospectus and have it at hand when voting.

Vote on the Internet	Vote by Phone	Vote by Mail	Vote In Person
Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-xxx-xxx-xxxx Follow the recorded instructions available 24 hours	Vote, sign and date this proxy card and return it in the postage-paid envelope.	Attend Shareholder Meeting 225 Franklin Street, Boston, MA 02110 on February 27, 2013

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	¡

☐ To vote FOR all Proposals for your Fund or Fund(s), mark this box. No other vote is necessary.

1.

To approve an Agreement and Plan of Reorganization between your Selling Fund listed below and the corresponding Buying Fund providing for (i) the sale of all of the assets of the Selling Fund to, and the assumption of all of the liabilities of the Selling Fund by, the corresponding Buying Fund and (ii) the distribution of such shares to the shareholders of the Selling Fund in complete liquidation of the Selling Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐

2.

To approve an Agreement and Plan of Reorganization between your Selling Fund listed below and the corresponding Buying Fund providing for (i) the sale of all of the assets of the Selling Fund to, and the assumption of all of the liabilities of the Selling Fund by, the corresponding Buying Fund and (ii) the distribution of such shares to the shareholders of the Selling Fund in complete liquidation of the Selling Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐

3.

To approve an Agreement and Plan of Reorganization between your Selling Fund listed below and the corresponding Buying Fund providing for (i) the sale of all of the assets of the Selling Fund to, and the assumption of all of the liabilities of the Selling Fund by, the corresponding Buying Fund and (ii) the distribution of such shares to the shareholders of the Selling Fund in complete liquidation of the Selling Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐

4.

To approve an Agreement and Plan of Reorganization between your Selling Fund listed below and the corresponding Buying Fund providing for (i) the sale of all of the assets of the Selling Fund to, and the assumption of all of the liabilities of the Selling Fund by, the corresponding Buying Fund and (ii) the distribution of such shares to the shareholders of the Selling Fund in complete liquidation of the Selling Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Meeting

to Be Held on February 27, 2013.

The Combined Proxy Statement/Prospectus for the Meeting and the

Notice of a Joint Special Meeting of Shareholders are available at:

[https://www.proxy-direct.com/col22080]

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

STATEMENT OF ADDITIONAL INFORMATION

[Date, 2012]

This Statement of Additional Information (the “SAI”) relates to the following proposed reorganizations (the “Reorganizations”):

1.	Reorganization of Columbia Variable Portfolio – Mid Cap Growth Fund, a series of Columbia Funds Variable Insurance Trust I (a “Selling Fund”) into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, a series of Columbia Funds Variable Series Trust II (a “Buying Fund”).

2.	Reorganization of Columbia Variable Portfolio – High Income Fund, a series of Columbia Funds Variable Insurance Trust I (a “Selling Fund”) into Columbia Variable Portfolio – Income Opportunities Fund, a series of Columbia Variable Series Trust II (a “Buying Fund”).

3.	Reorganization of Columbia Variable Portfolio – Money Market Fund, a series of Columbia Funds Variable Insurance Trust (a “Selling Fund”) into Columbia Variable Portfolio – Cash Management Fund, a series of Columbia Funds Variable Series Trust II (a “Buying Fund”).

This SAI contains information which may be of interest to shareholders of the Selling Funds but which is not included in the combined Prospectus/Proxy Statement dated [[Date, 2012]] (the “Proxy Statement/Prospectus”) which relates to the Reorganizations. As described in the Proxy Statement/Prospectus, the Reorganizations would involve the transfer of all the assets of each Selling Fund in exchange for shares of the Buying Fund and the assumption of all the liabilities of each Selling Fund by the Buying Fund. Each Selling Fund would distribute the Buying Fund shares it receives to its shareholders in complete liquidation of each Selling Fund. This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Buying Funds at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, or by calling 800.345.6611.

Additional Information About Each Buying Fund	1

Independent Registered Public Accounting Firms	1

Financial Statements	1

Appendix A – Statement of Additional Information of Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Columbia Variable Portfolio – Income Opportunities Fund and Columbia Variable Portfolio – Cash Management Fund

A-1

Appendix B – Pro forma financial statements of Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Columbia Variable Portfolio – Income Opportunities Fund and Columbia Variable Portfolio – Cash Management Fund

B-1

i

ADDITIONAL INFORMATION ABOUT EACH BUYING FUND

Attached hereto as Appendix A is the Statement of Additional Information of Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Columbia Variable Portfolio – Income Opportunities Fund and Columbia Variable Portfolio – Cash Management Fund dated May 1, 2012, as supplemented.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Ernst & Young LLP, located at 220 South 6th Street, Suite 1400, Minneapolis, MN 55402-3900, is the independent registered public accounting firm for each Buying Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in each Buying Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2011 and each Buying Fund’s unaudited Financial Highlights and Financial Statements included in its Semiannual Report to Shareholders for the period ended June 30, 2012, are incorporated by reference into this SAI. The audited financial statements for each Buying Fund included in its Annual Report to Shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of Ernst & Young LLP, given on their authority as experts in auditing and accounting.

The audited financial statements for each Selling Fund incorporated by reference to the Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Buying Funds for the Reorganizations are attached hereto as Appendix B.

1

Appendix A – Statement of Additional Information of Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Columbia Variable Portfolio – Income Opportunities Fund and Columbia Variable Portfolio – Cash Management Fund

A-1

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Balanced Fund

Columbia Variable Portfolio – Cash Management Fund

Columbia Variable Portfolio – Core Equity Fund*

Columbia Variable Portfolio – Diversified Bond Fund

Columbia Variable Portfolio – Diversified Equity Income Fund

Columbia Variable Portfolio – Dynamic Equity Fund

Columbia Variable Portfolio – Emerging Markets Opportunity Fund

Columbia Variable Portfolio – Global Bond Fund

Columbia Variable Portfolio – Global Inflation Protected Securities Fund

Columbia Variable Portfolio – High Yield Bond Fund

Columbia Variable Portfolio – Income Opportunities Fund

Columbia Variable Portfolio – International Opportunity Fund

Columbia Variable Portfolio – Large Cap Growth Fund

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Columbia Variable Portfolio – S&P 500 Index Fund

Columbia Variable Portfolio – Select Large-Cap Value Fund

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Columbia Variable Portfolio – Seligman Global Technology Fund

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Variable Portfolio – Davis New York Venture Fund

Variable Portfolio – Goldman Sachs Mid Cap Value Fund

Variable Portfolio – Partners Small Cap Value Fund

*	This Fund is closed to new investors.

Each fund may offer Class 1, Class 2 and Class 3 shares, with the exception of Columbia Variable Portfolio – Balanced Fund, which only offers, Class 3 shares, Columbia Variable Portfolio – Core Equity Fund, which offers a single class of shares, and Columbia Variable Portfolio – Seligman Global Technology Fund, which only offers Class 1 and Class 2 shares, to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the distributor).

This is the Statement of Additional Information (“SAI”) for each of the funds listed above. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus dated the same date as this SAI.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to Shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Portfolio of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia and Columbia Acorn branded funds (collectively, the “Fund Family”), c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or call 800.345.6611.

Unless the context indicates otherwise, references herein to “each fund,” “the funds, “a fund” or “funds” indicates the disclosure is applicable to each fund in the Fund Family managed by Columbia Management Investment Advisers, LLC (“Columbia Management” or “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and distributed by the distributor. Each fund is governed by a Board of Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, Columbia Management, and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.

Fundamental and Nonfundamental Investment Policies	p. 4
Investment Strategies and Types of Investments	p. 7
Information Regarding Risks and Investment Strategies	p. 8
Securities Transactions	p. 39
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager	p. 46
Valuing Fund Shares	p. 46
Performance Information	p. 48
Portfolio Holdings Disclosure	p. 48
Proxy Voting	p. 51
Investing in a Fund	p. 53
Capital Loss Carryover	p. 54
Taxes	p. 54
Service Providers	p. 56
Investment Management Services	p. 56
Administrative Services	p. 73
Transfer Agency Services	p. 74
Distribution Services	p. 74
Plan and Agreement of Distribution	p. 74
Payments to Financial Intermediaries	p. 75
Custodian Services	p. 77
Board Services Corporation	p. 77
Organizational Information	p. 77
Board Members and Officers	p. 79
Control Persons and Principal Holders of Securities	p. 92
Information Regarding Pending and Settled Legal Proceedings	p. 93
Independent Registered Public Accounting Firm	p. 94
Appendix A: Description of Ratings	p. A-1
Appendix B: Additional Information About S&P 500 Index	p. B-1
Appendix C: Proxy Voting Guidelines	p. C-1

List of Tables

1.	Fund Fiscal Year Ends and Investment Categories	p. 3
2.	Fundamental Policies	p. 4
3.	Investment Strategies and Types of Investments	p. 7
4.	Total Brokerage Commissions	p. 42
5.	Brokerage Directed for Research and Turnover Rates	p. 43
6.	Securities of Regular Brokers or Dealers	p. 44
7.	Capital Loss Carryover	p. 54
8.	Investment Management Services Agreement Fee Schedule	p. 56
9.	PIA Indexes	p. 60
10.	Performance Incentive Adjustment Calculation	p. 60
11.	Management Fees and Nonadvisory Expenses	p. 61
12.	Subadvisers and Subadvisory Agreement Fee Schedules	p. 62
13.	Subadvisory Fees	p. 63
14.	Portfolio Managers	p. 63
15.	Administrative Services Agreement Fee Schedule	p. 73
16.	Administrative Fees	p. 73
17.	12b-1 Fees	p. 75
18.	Fund History Table	p. 78
19.	Board Members	p. 80
20.	Fund Officers	p. 85
21.	Board Member Holdings — All Funds	p. 89
22.	Board Member Compensation — All Funds	p. 89
23.	Board Member Compensation — Individual Funds	p. 90
24.	Control Persons and Principal Holders	p. 93

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 1

Throughout this SAI, the funds are referred to as follows:

Columbia Variable Portfolio – Balanced Fund (Balanced)

Columbia Variable Portfolio – Cash Management Fund (Cash Management)

Columbia Variable Portfolio – Core Equity Fund (Core Equity)

Columbia Variable Portfolio – Diversified Bond Fund (Diversified Bond)

Columbia Variable Portfolio – Diversified Equity Income Fund (Diversified Equity Income)

Columbia Variable Portfolio – Dynamic Equity Fund (Dynamic Equity)

Columbia Variable Portfolio – Emerging Markets Opportunity Fund (Emerging Markets Opportunity)

Columbia Variable Portfolio – Global Bond Fund (Global Bond)

Columbia Variable Portfolio – Global Inflation Protected Securities Fund (Global Inflation Protected Securities)

Columbia Variable Portfolio – High Yield Bond Fund (High Yield Bond)

Columbia Variable Portfolio – Income Opportunities Fund (Income Opportunities)

Columbia Variable Portfolio – International Opportunity Fund (International Opportunity)

Columbia Variable Portfolio – Large Cap Growth Fund (Large Cap Growth)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Mid Cap Growth Opportunity)

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Mid Cap Value Opportunity)

Columbia Variable Portfolio – S&P 500 Index Fund (S&P 500 Index)

Columbia Variable Portfolio – Select Large-Cap Value Fund (Select Large-Cap Value)

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Select Smaller-Cap Value)

Columbia Variable Portfolio – Seligman Global Technology Fund (Seligman Global Technology)

Columbia Variable Portfolio – Short Duration U.S. Government Fund (Short Duration U.S. Government)

Variable Portfolio – Davis New York Venture Fund (Davis New York Venture)

Variable Portfolio – Goldman Sachs Mid Cap Value Fund (Goldman Sachs Mid Cap Value)

Variable Portfolio – Partners Small Cap Value Fund (Partners Small Cap Value)

The table that follows lists each fund’s fiscal year end and investment category. The information can be used to identify groups of funds that are referenced throughout this SAI.

Table 1. Fund Fiscal Year Ends and Investment Categories

Fund	Fiscal Year End	Fund Investment Category
Balanced	December 31	Flexible
Cash Management	December 31	Money market
Core Equity	December 31	Equity
Davis New York Venture	December 31	Equity
Diversified Bond	December 31	Fixed Income
Diversified Equity Income	December 31	Equity
Dynamic Equity	December 31	Equity
Emerging Markets Opportunity	December 31	Equity
Global Bond	December 31	Fixed Income
Global Inflation Protected Securities	December 31	Fixed Income
Goldman Sachs Mid Cap Value	December 31	Equity
High Yield Bond	December 31	Fixed Income
Income Opportunities	December 31	Fixed Income
International Opportunity	December 31	Equity
Large Cap Growth	December 31	Equity
Mid Cap Growth Opportunity	December 31	Equity
Mid Cap Value Opportunity	December 31	Equity
Partners Small Cap Value	December 31	Equity
S&P 500 Index	December 31	Equity
Select Large Cap Value	December 31	Equity
Select Smaller-Cap Value	December 31	Equity
Seligman Global Technology	December 31	Equity
Short Duration U.S. Government	December 31	Fixed Income

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 3

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval.

The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Buy more than 5% of an issuer	E Lending	F Act as an underwriter	G Borrow money	H Issue Senior Securities	I Concentration
Balanced	A1	B1	C1	D1	E1	F1	G1	H1	I1
Cash Management	A2	A2	C1	D1	E1	F1	G1	H1	—
Core Equity	A1	B1	C1	D1	E1	F1	G1	H1	I1
Diversified Bond	A1	B1	C1	D1	E1	F1	G1	H1	I1
Diversified Equity Income	A1	B1	C1	D1	E1	F1	G1	H1	I1
Dynamic Equity	A1	B1	C1	D1	E1	F1	G1	H1	I1
Davis New York Venture	A1	B2	C1	D1	E1	F1	G1	H1	I1
Emerging Markets Opportunity	A1	B1	C1	D1	E1	F1	G1	H1	I1
Global Bond	A1	B1	C1	—	E1	F1	G1	H1	I1
Global Inflation Protected Securities	A1	B1	—	—	E1	F1	G1	H1	I1
Goldman Sachs Mid Cap Value	A1	B2	C1	D1	E1	F1	G1	H1	I1
High Yield Bond	A1	B1	C1	D1	E1	F1	G1	H1	I1
Income Opportunities	A1	B1	C1	D1	E1	F1	G1	H1	I1
International Opportunity	A1	B1	C1	D1	E1	F1	G1	H1	I1
Large Cap Growth	A1	B1	C1	D1	E1	F1	G1	H1	I1
Mid Cap Growth Opportunity	A1	B1	C1	D1	E1	F1	G1	H1	I1
Mid Cap Value Opportunity	A1	B1	C1	D1	E1	F1	G1	H1	I1
Partners Small Cap Value	A1	B2	C1	D1	E1	F1	G1	H1	I1
S&P 500 Index	A1	B1	C1	D1	E1	F1	G1	H1	I1
Select Large-Cap Value	A1	B2	C1	D1	E1	F1	G1	H1	I1
Select Smaller-Cap Value	A1	B1	C1	D1	E1	F1	G1	H1	I1
Seligman Global Technology	A3	B3	C2	C2	E2	F2	G2	G2	I2
Short Duration U.S. Government	A1	B1	C1	D1	E1	F1	G1	H1	I1

A.	Buy or sell real estate
	A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 4

	A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

	A3 –	The fund will not purchase or hold any real estate, except the fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein.

B.	Buy or sell physical commodities
	B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B2 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B3 –	The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

C.	Buy more than 10% of an issuer
	C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation.

	C2 –	The fund will not make any investment inconsistent with the fund’s classification as a diversified company under the 1940 Act.

D.	Invest more than 5% in an issuer
	D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation.

E.	Lending
	E1 –	The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund’s total assets, except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

	E2 –	The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

F.	Act as an underwriter
	F1 –	The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

	F2 –	The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio securities or in connection with investments in other investment companies.

G.	Borrow Money
	G1 –	The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

	G2 –	The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exceptions therefrom which may be granted by the SEC. For borrowing, the 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

H.	Issue senior securities
	H1 –	The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 5

I.	Concentration
	I1 –	The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

	I2 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuer in any particular industry, provided that: 1) this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; and 2) for the purpose of this limitation, mortgage-related securities do not constitute an industry.

For purposes of applying the limitation set forth in the concentration policy, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

In addition to the policies described above and any fundamental policy described in the prospectus:

Additionally for Cash Management, the fund will not:

•	Buy on margin or sell short or deal in options to buy or sell securities.

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

•

Intentionally invest more than 25% of the fund’s assets taken at market value in any particular industry, except with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.

Additionally for Seligman Global Technology, the fund will not:

•

Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission (the “SEC”) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies may be changed by the Board at any time and are in addition to those described in the prospectus.

For all funds:

•

The fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the fund are held by such other fund, the fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

For funds other than Cash Management:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For Cash Management:

•	No more than 10% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For all funds EXCEPT Cash Management, Emerging Markets Opportunity, Global Bond, Global Inflation Protected Securities, International Opportunity and S&P 500 Index:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.*

* For Balanced, the 20% limitation stated in the prospectus is an investment policy.

For Seligman Global Technology:

•

The fund will not invest in oil, gas or other mineral exploration or development programs; provided, however, that this investment restriction shall not prohibit the fund from purchasing publicly-traded securities of companies engaging in whole or in part in such activities.

•

The fund will not purchase securities from or sell securities to any of its officers or Trustees, except with respect to its own shares and as permissible under applicable statutes, rule ad regulations.

•

The fund will not invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants and rights not listed on the New York or American Stock Exchange. For this purpose, warrants acquired by the fund in units or attached to securities may be deemed to have been purchased without cost.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 6

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

Investment Strategy	Equity	Fixed Income	Flexible	Money Market
Agency and government securities	—	—	—	—
Borrowing	—	—	—	—
Cash/money market instruments	—	—	—	—
Collateralized bond obligations	—	—	—	—
Commercial paper	—	—	—	—
Common stock	—	— A	—	—
Convertible securities	—	—	—	—
Corporate bonds	—	—	—	B
Debt obligations	—	—	—	—
Depositary receipts	—	— C	—	—
Derivative instruments (including options and futures)	—	—	—	—
Exchange-traded funds	—	—	—	—
Floating rate loans	—	—	—	—
Foreign currency transactions	—	—	—	—
Foreign securities	—	—	—	—
Funding agreements	—	—	—	—
High yield debt securities (junk bonds)	—	—	—	—
Illiquid and restricted securities	—	—	—	—
Indexed securities	—	—	—	—
Inflation protected securities	—	—	—	—
Initial Public Offerings (IPOs)	—	—	—	—
Inverse floaters	D	—	—	—
Investment companies	—	—	—	—
Lending of portfolio securities	—	—	—	—
Loan participations	—	—	—	—
Mortgage- and asset-backed securities	— E	—	—	—
Mortgage dollar rolls	F	—	—	—
Municipal obligations	—	—	—	—
Pay-in-kind securities	—	—	—	—
Preferred stock	—	G	—	—
Real estate investment trusts	—	—	—	—

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 7

Investment Strategy	Equity	Fixed Income	Flexible	Money Market
Repurchase agreements	—	—	—	—
Reverse repurchase agreements	—	—	—	—
Short sales	H	H	H	—
Sovereign debt	—	—	—	—
Structured investments	—	—	—	—
Swap agreements	—	—	—	—
Variable- or floating-rate securities	—	—	—	—
Warrants	—	—	—	—
When-issued securities and forward commitments	—	—	—	—
Zero-coupon and step-coupon securities	—	—	—	—

A.	The following funds are not authorized to invest in common stock: Short Duration U.S. Government.

B.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

C.	The following funds are not authorized to invest in depositary receipts: Short Duration U.S. Government.

D.	The following funds are authorized to invest in inverse floaters: Dynamic Equity.

E.	The following funds are not authorized to invest in mortgage- and asset-backed securities: S&P 500 Index and Select Smaller-Cap Value.

F.	The following funds are authorized to invest in mortgage dollar rolls: Core Equity and Dynamic Equity.

G.	The following funds are not authorized to invest in preferred stock: Short Duration U.S. Government.

H.	The funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or principal investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and principal investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Allocation Risk. For funds that use an asset allocation strategy in pursuit of its investment objective, there is a risk that the fund’s allocation among asset classes or investments will cause the fund’s shares to lose value or cause the fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed money exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 8

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund’s concentration, the fund’s overall value may decline to a greater degree than if the fund held a less concentrated portfolio.

Confidential Information Access Risk. In managing the fund, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle held by the fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceedings. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

Currency Risk. The performance of the fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying investment, for example, a security, pools of securities, options, futures, indexes, currencies or interest rate. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency, index or rate may result in a substantial loss for the fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within a fund. Derivative instruments in which the fund invests will typically increase the fund’s exposure to its principal risks (as described in the fund’s prospectus) to which it is otherwise exposed, and may expose the fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 9

Counterparty risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within a fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments, which are traded over-the-counter (OTC) and, therefore, are not traded on an exchange, may present liquidity risk to the fund.

Derivatives Risk - Credit Default Swaps. The fund may enter into credit default swaps for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps subject the fund to counterparty risk, pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible for the fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the fund is selling credit protection, there is a risk that a credit event will occur and that the fund will have to pay the counterparty. If the fund is buying credit protection, there is a risk that no credit event will occur and the fund will receive no benefit for the premium paid.

Derivatives Risk - Forward Foreign Currency Contracts. The fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the fund may buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The inability of the fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the fund’s hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the fund. The fund may designate cash or securities in an amount equal to the value of the fund’s forward foreign currency contracts which may limit the fund’s investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At or prior to maturity of a forward contract, the fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the fund converts its foreign currencies into U.S. dollars it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

Derivatives Risk - Forward Contracts. The fund may enter into forward contracts (or forwards) for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the fund to counterparty risk. For a description of the risks associated with mortgage-backed securities, see “Mortgage-Related and Other Asset-Backed Risks.”

Derivatives Risk - Forward Rate Agreements. The fund may enter into forward rate agreements for investment purposes, for risk management (hedging) purposes, and to increase flexibility. Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. These transactions involve risks, including counterparty risk, hedging risk and interest rate risk.

Derivatives Risk - Futures Contracts. The fund may enter into futures contracts, including equity, currency, fixed income/bond, index and interest rate futures for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 10

(holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. The fund’s investment or hedging strategies may be unable to achieve their objectives.

Derivatives Risk - Interest Rate Swaps. The fund may enter into interest rate swap agreements to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk, pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible for the fund to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk - Options. The fund may enter into option transactions. If the fund sells a put option, there is a risk that the fund may be required to buy the underlying investment at a disadvantageous price. If the fund sells a call option, there is a risk that the fund may be required to sell the underlying investment at a disadvantageous price. If the fund sells a call option on an investment that the fund owns (a “covered call”) and the investment has increased in value when the call option is exercised, the fund will be required to sell the investment at the call price and will not be able to realize any of the investment’s value above the call price. These transactions involve risk, including correlation risk, counterparty risk, hedging risk and leverage risk.

Derivatives Risk - Portfolio Swaps and Equity Swaps. In a swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Portfolio swaps and equity swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk, pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible for the fund to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk - Swaps. Swaps can involve greater risks than direct investment in the underlying securities, because swaps subject the fund to counterparty risk, pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible for the fund to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk - Total Return Equity Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses.

Derivatives Risk - Warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the fund may invest are actively managed ETFs (i.e., they do not track a

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 11

particular benchmark), which subjects the fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk. The fund’s exposure to foreign currencies subjects the fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the fund’s exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. The fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Risks of Foreign/Emerging Markets Investing. Foreign securities are defined as securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, economic, and other conditions of the country. These conditions can include lack of publicly available information, less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times, it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 12

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are typically in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

Highly Leveraged Transactions Risk. The loans or other securities in which the fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s portfolio managers upon their credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and repay principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Indexing Risk. For funds that are managed to an index, the fund’s performance will rise and fall, subject to any tracking error, as the performance of the index rises and falls.

Industry Concentration Risk. Investments that are concentrated in a particular issuer will make the fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 13

investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate charges also may increase payments of debt obligations, which in turn, would increase prepayment risk.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. The fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the fund to underperform other mutual funds if that style falls out of favor with the market.

Mortgage-Related and Other Asset Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Multi-Adviser Risk. The fund has multiple subadvisers. Each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may even contradict that of the other subadviser(s), including makings off-setting trades that have no net effect to the fund, but which may increase fund expenses. As a result, the fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the fund were managed by a single subadviser, which could affect the fund’s performance.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as “portfolio turnover.” The portfolio managers may actively and frequently trade securities in the fund’s portfolio to carry out its investment strategies. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 14

other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Prepayment and Extension Risk. The risk that a loan, bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a loan or security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Redemption Risk. The fund may need to sell portfolio securities to meet redemption requests. The fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of fund shares, (ii) a disruption in the normal operation of the markets in which the fund buys and sells portfolio securities or (iii) the inability of the fund to sell portfolio securities because such securities are illiquid. In such events, the fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the fund. In addition, the Securities and Exchange Commission (SEC) has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the fund.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector Risk. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to the financial market or economical conditions or events affecting the particular issuer, geographic region, industry or sector. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Selling Risk. The fund may make short sales, which involves selling a security or other asset the fund does not own in anticipation that its price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund’s use of short sales in effect “leverages” the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 15

Small and Mid-Cap Company Risk. Investments in small and mid-capitalization (small- and mid-cap) companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies tend to have less predictable earnings may lack the management experience, financial resources, product diversification and competitive strengths of larger-cap companies. Additionally, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger-cap companies.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest, including in a timely manner, may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risks of Foreign/Emerging Markets Investing.

Special Situations Risk

Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

Technology and Technology-Related Investment Risks. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Tracking Error Risk. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund’s performance is affected by factors such as the size of the fund’s portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 16

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

Value Securities Risk. Value-oriented securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Borrowing

If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Borrowing Risk and Inflation Risk.

Cash/Money Market Instruments

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

A fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the Fund Family and other institutional clients of RiverSource Investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 17

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 18

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks associated with the investments in the underlying foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 19

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, an index or some other underlying instrument. A small change in the value of the underlying security, currency, index or instrument can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 20

up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 21

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Equity Securities and Fixed/Variable Income Securities

Equity securities in which the Fund may invest include, without limitation, common stocks, including those that pay dividends or other distributions, securities that are convertible into common stocks or other equity securities, depositary receipts or shares, warrants, rights, real estate investment trusts, partnership securities, and other securities with equity characteristics as further described in the Prospectus. The fixed or variable income securities in which the Fund may invest include, without limitation, corporate bonds (including high-yield bonds), preferred stocks, trust-preferred securities, Treasury securities, U.S. government agency securities, asset-backed securities, and other income-producing investments as further described in the Prospectus.

Eurodollar and Yankee Dollar Instruments

The fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund might use Eurodollar futures contracts and options thereon to hedge against changes in the London Interbank Offered Rate (“LIBOR”), to which many interest rate swaps and fixed income instruments may be linked.

Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. Certain ETFs, such as passively managed ETFs, hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 22

exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The fund’s ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that the ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the securities in which the ETFs invest, including Market Risk. ETFs using a “passive” investment strategy generally will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index (as the case may be) or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 23

assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

Foreign Currency Transactions

Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 24

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

The funds may also invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies.

Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 25

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 26

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations.

The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. market and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 27

Funding Agreements

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 28

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Initial Public Offerings (IPOs)

Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 29

Inverse Floaters

Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses. The fund is also subject to the risk associated with investing in such investment companies.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Lending of Portfolio Securities

To generate additional income, a fund may lend up to 33%, or such lower percentage specified by the fund or investment manager of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 30

a conflict of interest between the Lending Agent (or its affiliates) and the fund with respect to the management of such collateral. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The investment manager is not responsible for any loss incurred by the funds in connection with the securities lending program.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 31

enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 32

Partnership Securities

The fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 33

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

Short Sales

In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain to the fund, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 34

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result, a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 35

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 36

value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

Trust-Preferred Securities

The fund may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the funds as debt investments.

Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet.

The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution, The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.

The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the fund.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 37

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government can or would provide financial support to any of these entities, including whether or not the U.S. Government is obligated to do so by law.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 38

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager and subadvisers have been directed to use best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 39

services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 40

legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

Certain Investment Limitations

From time to time, the investment manager or subadviser for a fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund’s adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the funds’ affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund’s adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund’s adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the funds, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 41

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services.

Table 4. Total Brokerage Commissions

Total Brokerage Commissions
Fund	2011	2010	2009
Balanced	$664,792	$312,914	$869,205
Cash Management	0	0	0
Core Equity	24,088	58,040	200,188
Davis New York Venture	366,732	1,113,702	1,048,521
Diversified Bond	134,331	163,828	153,986
Diversified Equity Income	1,502,019	1,664,250	3,510,488
Dynamic Equity	200,789	428,231	1,620,965
Emerging Markets Opportunity	3,665,627	2,681,293	4,519,114
Global Bond	80,035	15,261	16,557
Global Inflation Protected Securities	62,074	117,645	36,910
Goldman Sachs Mid Cap Value	1,383,150	1,171,537	31,061
High Yield Bond	0	0	0
Income Opportunities	0	0	0
International Opportunity	918,156	1,047,089	1,163,590
Large Cap Growth	389,658	653,834	1,037,696
Mid Cap Growth Opportunity	1,099,423	1,157,042	1,517,464
Mid Cap Value Opportunity	695,827	1,000,803	339,159
Partners Small Cap Value	1,712,803	2,185,780	1,776,716
S&P 500 Index	5,225	48,972	116,758
Select Large-Cap Value	21,304	9,723	6,433
Select Smaller-Cap Value	79,545	24,965	38,672
Seligman Global Technology	179,470	16,700	24,679
Short Duration U.S. Government	18,375	22,370	16,834

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 42

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage Directed for Research*		Turnover Rates
	Amount of Transactions	Amount of Commissions Imputed or Paid
Fund	2011	2011	2011		2010
Balanced	$69,696,748	$38,745	192	(a)	156	%(a)
Cash Management	0	0	N/A		N/A
Core Equity	16,540,554	13,264	52		109
Davis New York Venture	0	0	21		32
Diversified Bond	0	0	330	(a)	382	(a)
Diversified Equity Income	914,616,902	648,061	41		26
Dynamic Equity	71,891,836	41,852	57		87
Emerging Markets Opportunity	1,418,908,155	3,174,876	100		86
Global Bond	0	0	50		66
Global Inflation Protected Securities	0	0	66		66
Goldman Sachs Mid Cap Value	425,447,553	59,924	76		85
High Yield Bond	0	0	76		88
Income Opportunities	0	0	66		77
International Opportunity	592,859,710	809,662	64		76
Large Cap Growth	15,332,249	10,166	104		152
Mid Cap Growth Opportunity	436,551,380	363,394	165		100
Mid Cap Value Opportunity	263,351,672	195,661	59		80
Partners Small Cap Value	421,769,534	343,919	58		57
S&P 500 Index	713,494	91	4		22
Select Large-Cap Value	3,562,867	4,050	25		4
Select Smaller-Cap Value	4,644,825	6,359	13		5
Seligman Global Technology	0	0	99		96
Short Duration U.S. Government	0	0	92	(a)	323	(a)

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but because these are bundled commissions for which the research portion is not distinguishable from the execution portion, their amounts have not been included in the table.

(a)	A significant portion of the turnover was the result of “roll” transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 43

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below.

Table 6. Securities of Regular Brokers or Dealers

Fund	Issuer	Value of securities owned at end of fiscal period
Balanced	Bear Stearns	$1,406,821
	Citigroup, Inc.	5,980,717
	Citigroup/Deutsche Bank Commercial Mortgage Trust	2,144,960
	Citigroup Global Markets, Inc.	6,998,800
	CS First Boston Mortgage Securities Corp.	738,509
	Credit Suisse First Boston Mortgage Securities Corp.	113,453
	E*TRADE Financial Corp.	124,300
	Goldman Sachs & Co.	6,567,208
	The Goldman Sachs Group, Inc.	921,799
	GS Mortgage Securities Corp. II	125,055
	JP Morgan Chase & Co.	15,150,396
	JP Morgan Chase Commercial Mortgage Securities	6,502,556
	LB-UBS Commercial Mortgage Trust	2,498,661
	Morgan Stanley	1,234,304
	Morgan Stanley Capital I	1,330,874
	Morgan Stanley Reremic Trust	3,811,876
	Nuveen Investments, Inc.	19,850
Cash Management	None	N/A
Core Equity	Citigroup, Inc.	1,099,889
	Franklin Resources, Inc.	2,632,044
	JPMorgan Chase & Co.	4,698,225
Davis New York Venture	(The) Charles Schwab Corp.	5,669,748
	The Goldman Sachs Group, Inc.	4,400,324
	JPMorgan Chase & Co.	2,038,890
Diversified Bond	Bear Stearns Asset-Backed Securities Trust	1,157,085
	Bear Stearns Commercial Mortgage Securities	48,998,196
	Citigroup, Inc.	17,145,342
	Citigroup Commercial Mortgage Trust	18,414,457
	Citigroup/Deutsche Bank Commercial Mortgage Trust	40,679,681
	Credit Suisse	19,000,000
	Credit Suisse Mortgage Capital Certificates	21,103,638
	Credit Suisse First Boston Mortgage Securities Corp.	27,510,903
	E*TRADE Financial Corp.	482,400
	Eaton Vance Corp.	3,069,493
	The Goldman Sachs Group, Inc.	18,266,987
	JPMorgan Chase & Co.	29,267,263
	JPMorgan Chase Commercial Mortgage Securities	124,331,432
	JPMorgan Mortgage Acquisition Corp.	1,757,776
	JP Morgan Alternative Loan Trust	2,253,290
	LB-UBS Commercial Mortgage Trust	54,980,773
	Merrill Lynch & Co., Inc.	19,194,992
	Morgan Stanley	492,159
	Morgan Stanley Capital I	46,083,760
	Morgan Stanley, Dean Witter Capital I	2,986,091
	Morgan Stanley Remeric Trust	43,107,833
	Nuveen Investments, Inc.	143,913

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 44

Fund	Issuer	Value of securities owned at end of fiscal period
Diversified Equity Income	Citigroup, Inc.	$13,210,461
	Goldman Sachs Group	38,273,141
	JPMorgan Chase & Co.	66,714,729
Dynamic Equity	Citigroup, Inc.	2,725,874
	Franklin Resources, Inc.	2,503,131
	JPMorgan Chase & Co.	21,708,925
Emerging Markets Opportunity	None	N/A
Global Bond	Citigroup, Inc.	2,414,648
	Citigroup/Deutsche Bank Commercial Mortgage Trust	1,375,789
	Credit Suisse First Boston Mortgage Securities Corp.	4,498,845
	The Goldman Sachs Group, Inc.	8,187,496
	GS Mortgage Securities Corp. II	175,673
	JPMorgan Chase & Co.	12,912,524
	JPMorgan Chase Commercial Mortgage Securities	10,259,241
	LB-UBS Commercial Mortgage Trust	2,778,908
	Morgan Stanley	8,675,048
	Morgan Stanley Capital I	3,425,438
	Morgan Stanley Remeric Trust	2,018,052
Global Inflation Protected Securities	Bear Stearns Commercial Mortgage Securities	2,819,843
	Citigroup Global Markets, Inc.	5,000,000
	GS Mortgage Securities Corp. II	1,601,271
	JPMorgan Chase Commercial Mortgage Securities	8,445,292
	JPMorgan Mortgage Trust	8,176,619
	LB-UBS Commercial Mortgage Trust	11,396,614
	Morgan Stanley Capital I	10,770,431
	Morgan Stanley Remeric Trust	28,952,042
Goldman Sachs Mid Cap Value	None	N/A
High Yield Bond	None	N/A
Income Opportunities	E*TRADE Financial Corp.	15,369,470
International Opportunity	None	N/A
Large Cap Growth	Citigroup Commercial Mortgage Trust	1,367,673
Mid Cap Growth Opportunity	Affiliated Managers Group, Inc.	3,026,263
Mid Cap Value Opportunity	None	N/A
Partners Small Cap Value	None	N/A
S&P 500 Index	Ameriprise Financial	199,602
	(The) Charles Schwab Corp.	216,012
	Citigroup, Inc.	1,367,041
	E*Trade Financial Corp.	35,916
	Franklin Resources, Inc.	248,507
	Goldman Sachs Group, Inc.	791,172
	JPMorgan Chase & Co.	2,245,306
	Legg Mason, Inc.	53,175
	Morgan Stanley	399,054
	PNC Financial Services Group, Inc.	539,215
Select Large-Cap Value	JPMorgan Chase & Co.	1,496,250
	Morgan Stanley	520,472
Select Smaller-Cap Value	None	N/A
Seligman Global Technology	None	N/A

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 45

Fund	Issuer	Value of securities owned at end of fiscal period
Short Duration U.S. Government	Bear Stearns Asset-Backed Securities Trust	$196,661
	Bear Stearns Commercial Mortgage Securities	195,220
	Citigroup Commercial Mortgage Trust	117,191
	Citigroup Funding, Inc.	10,128,744
	Citigroup Mortgage Loan Trust	3,996,580
	Credit Suisse Mortgage Capital Certificates	2,826,261
	JPMorgan Chase Commercial Mortgage Securities	191,319
	Morgan Stanley	5,493,988
	Morgan Stanley ABS Capital I	1,296,558
	Morgan Stanley Capital I	385,323
	Morgan Stanley Remeric Trust	2,242,280

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No fund paid brokerage commissions in the last three fiscal periods to brokers affiliated with the fund’s investment manager.

Valuing Fund Shares

The share price of each fund is based on each fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the fund is open for business, unless the Board determines otherwise. The funds do not value their shares on days that the NYSE is closed.

For Funds Other than Money Market Funds. The value of each fund’s portfolio securities is determined in accordance with the Trust’s valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the fund’s portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities and ETFs that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the primary exchange last sale price, or if the last sale price is not readily available, at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 46

are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement.

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

For Money Market Funds. In accordance with Rule 2a-7 under the 1940 Act, all of the securities in the portfolio of a money market fund are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1.00, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1.00 as computed using the amortized cost method. Deviations are reported to the Board periodically and, if any such deviation exceeds 0.5%, the Board must determine what action, if any, needs to be taken. If the Board determines that a deviation exists that may result in a material dilution or other unfair results for shareholders or investors, the Board must cause the fund to undertake such remedial action as it the Board deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.

Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and/or selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would receive if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, pursuant to procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) price quotations or valuations are not readily available, such as when trading is halted or securities are not actively traded; (ii) price quotations or valuations available for a security are not, in the judgment of the valuation committee, reflective of market value; or (iii) a significant event has occurred that is not reflected in price quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities; trading volumes; values of baskets of securities; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 47

With respect to securities traded on foreign markets, additional factors also may be relevant, including: movements in the U.S. markets following the close of foreign markets; the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

Performance Information

Effective beginning with performance reporting for the December 31, 2011 year-end, in presenting performance information for newer share classes, if any, of a fund, the fund typically includes, for periods prior to the offering of such share classes, the performance of the fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for funds and classes first offered after January 1, 2012, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the fund’s newer share classes would have been substantially similar to the performance of the fund’s oldest share class because all share classes of a fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

Portfolio Holdings Disclosure

The Board and the investment manager believe that the investment ideas of the investment manager with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of the fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Board has therefore adopted policies and procedures relating to disclosure of funds portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public. It is the policy of the funds not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders.

Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the investment manager and a fund’s other service providers from entering into any agreement to disclose fund portfolio holdings information in exchange for any form of consideration. The same policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Funds covered by this SAI. The investment manager also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the funds’ compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Public Disclosures

The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website. The information is available on the funds’ website as described below.

•

For equity, convertible and flexible funds (other than the equity funds identified below), a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 48

•

For funds that are subadvised by Brandes Investment Partners, L.P. and Marsico Capital Management, LLC, Columbia Select Small Cap Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Growth Fund II, a complete list of fund portfolio holdings as of month end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•

For money market funds, a complete list of fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of funds owned solely by affiliates of the investment manager are not be disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the investment manager makes publicly available information regarding certain funds’ largest five to fifteen holdings, as a percentage of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available approximately fifteen (15) days following the month-end. The scope of the information that is made available on the funds’ website pursuant to the funds’ policies may change from time to time without prior notice.

The investment manager may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The Columbia Funds, the investment manager and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than when the information is disclosed publicly on the funds’ website or no earlier than the time a fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the distributor or any affiliated person of a fund, the investment manager or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. In addition to the investment manager and its affiliates, these service providers include each fund’s subadvisor(s) (if any), affiliates of the investment manager, the funds’ custodian, subcustodians, the funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 49

also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, compliance department, and the funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to the fund’s custodians, subcustodians, administrator, investment manager and subadvisers, the following disclosure arrangements are in place:

Identity of Recipient	Conditions/restrictions on use of information	Frequency of disclosure
Advent/AXYS	Portfolio accounting system utilized by Marsico Capital Management LLC, subadviser to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad Hoc
Barclays Point	Use for analytics including risk and attribution assessment.	Daily
Bitlathe	Website support for fund holdings and performance disclosure.	Monthly
Bloomberg	Use for portfolio analytics.	Daily
Bloomberg, L.P.	Use for independent research of funds. Sent monthly, approximately 30 days after month end.	Monthly
Broadridge Financial Solutions, Inc.	Proxy voting and research utilized by Marsico Capital Management LLC, subadviser to certain Columbia Funds	Daily, as needed
Cenveo, Inc.	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Citigroup	Access when assisting in resolving technical difficulties with YieldBook, an analytic software program that the investment manager uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily
CMS Bondedge	Access when assisting in resolving technical difficulties with application used by the investment manager’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad Hoc
Cogent Consulting LLC	Utilized by Marsico Capital Management LLC and MFS Investment Management, subadvisers for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily
Factset Research Systems	Use for provision of quantitative analytics, charting and fundamental data to the investment manager and Marsico Capital Management LLC.	Daily
Harte Hanks	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Institutional Shareholder Services (ISS)	Proxy voting administration and research on proxy matters.	Daily

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 50

Identity of Recipient	Conditions/restrictions on use of information	Frequency of disclosure
Investment Technology Group (ITG, formerly known as Macgregor)	Order management system utilized by Marsico Capital Management, subadviser to certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad Hoc
Investment Technology Group (ITG, formerly known as Plexus Group)	Evaluation and assessment of trading activity, execution and practices by the investment manager.	Quarterly
InvestorTools, Inc.	Access granted solely for the purpose of testing back office conversion of trading systems.	Daily
InvestorTools, Inc.	Provide descriptive data for municipal securities.	Daily
Kynex	Use to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily
Linedata Services, Inc.	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad Hoc
Lipper / Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly
Malaspina Communications	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly
Merrill Corporation	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Morningstar, Inc.	For independent research and ranking of funds. Provided monthly with a 30 day lag	Monthly
R.R. Donnelley & Sons Company	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix C, apply to the funds listed on the cover page of this SAI, which are governed by the same Board of Trustees.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Boards of Trustees (“Board”), which consist of a majority of independent Board members, determines policies and votes proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provides support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 51

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the funds’ Proxy Voting Guidelines (see Appendix C).

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies in the best economic interests of the funds’ shareholders, and to address any conflicts between interests of a fund’s shareholders and those of Columbia Management or other affiliated persons.

The Board votes proxies on behalf of the funds. Columbia Management provides support to the Board in connection with the proxy voting process, and has assigned responsibility to the Columbia Management Proxy Administration Team (“Proxy Team”) to administer proxies on behalf of the funds. In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party research providers. The Proxy Team assists the Board in identifying situations where its voting guidelines do not clearly direct a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s voting guidelines based on recommendations from Columbia Management investment personnel (or the investment personnel of a fund’s subadviser(s)), information obtained from independent research firms or other sources. The Proxy Team makes all recommendations in writing. Except for proposals where the recommendation from Columbia Management concurs with the recommendations from company management and the independent research firms, the Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal. If Columbia Management, company management and the independent research firms recommend the same action on such proposals, Columbia Management is authorized to vote in accordance with the consensus recommendation.

On an annual basis, or more frequently as determined necessary, the Board reviews the voting guidelines to determine whether changes are appropriate. The Board may consider recommendations from Columbia Management to revise the existing guidelines or add new guidelines. Typically, changes to the voting guidelines are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 52

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to a variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require trading of securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, the Board has established a guideline to direct Columbia Management to endeavor to recall a loaned security if (i) a proposal relating to a merger or acquisition, a material restructuring or reorganization, a proxy contest or a shareholder rights plan is expected to be on the ballot or (ii) the prior year’s evaluation of the issuer’s pay-for-performance practices has raised concerns, based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds

Certain funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the fund may cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through columbiamanagement.com or searching the website of the SEC at www.sec.gov.

Investing in a Fund

Purchasing Shares

As a contract owner or participant in a Qualified Plan, you may not buy (nor will you own) shares of the Funds directly. You invest by buying a Contract or contributing to a Qualified Plan and making allocations to one or more Funds. Your purchase price will be the next NAV calculated after your request is received in good order by the Fund, a participating insurance company or Qualified Plan sponsor.

If you own a Contract or participate in a Qualified Plan, see your Contract prospectus or Qualified Plan disclosure documents for further information concerning allocations to the Funds, minimum and maximum payments and submission and acceptance of your application.

Transferring/Selling Shares

There is no sales charge associated with the purchase of fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract or life insurance policy. Any charges that apply to your Contract are described in your annuity contract or life insurance policy prospectus.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 53

You may transfer all or part of your value in your Account investing in shares of the fund to one or more of the other Accounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to your Account. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the fund or an authorized insurance company.

A fund will sell any shares presented by the shareholders Accounts of participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the distributor for sale. The policies on buying and selling fund shares are described in your annuity or life insurance prospectus or Qualified Plan disclosure documents.

During an emergency the Board can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of a fund to sell shares for more than seven days. Such emergency situations would occur if:

•	The New York Stock Exchange (the “Exchange”) closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted,

•	Disposal of a fund’s securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or

•	The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all contract owners.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Capital Loss Carryover

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as follows. Because the measurement periods for a regulated investment company’s income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end (“post-October loss”) as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. If a fund is not shown, it does not currently have any capital loss carryover.

Table 7. Capital Loss Carryover

Fund	Total capital loss carryovers		Amount expiring in 2011	Amount expiring in 2012	Amount expiring in 2013	Amount expiring in 2014	Amount expiring in 2015	Amount expiring in 2016	Amount expiring in 2017	Amount expiring in 2018
Cash Management	$2,605,061		$0	$0	$9	$0	$1,337	$282,517	$2,314,644	$6,554
High Yield Bond	$123,501,096		$0	$0	$0	$0	$0	$51,243,546	$72,257,550	$0
International Opportunity	$170,995,970		$0	$0	$0	$0	$0	$21,999,405	$148,996,565	$0
Seligman Global Technology	$666,212		$0	$0	$0	$0	$0	$324,126	$342,086	$0
Short Duration U.S. Government	$17,519,466	*	$0	$0	$2,365,133	$0	$0	$617,552	$10,526,633	$0

*	$4,010,148 of the total is unlimited.

Taxes

Each fund other than Columbia Variable Portfolio — Cash Management Fund, Columbia Variable Portfolio — Core Bond Fund, Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Emerging Markets Opportunity Fund, Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Global Inflation Protected Securities Fund, Columbia Variable Portfolio — High Yield Bond Fund, Columbia Variable Portfolio — Income Opportunities Fund, Columbia Variable Portfolio — International Opportunity Fund and Columbia Variable Portfolio —

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 54

Short Duration U.S. Government Fund (the “non-RIC Funds”) intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”).

To qualify as a RIC, the fund must distribute, for its taxable year, at least 90% of its investment company taxable income plus at least 90% of its net tax-exempt income. The RIC funds intend to distribute 100% of all net income, including net capital gain, to avoid federal income tax. The Funds intend to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements in order for participating insurance companies and their “separate accounts” which hold shares in the Fund to qualify for special tax treatment described below. Under a Section 817(h) safe harbor for separate accounts, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships. If no more than 55% of the assets of the funds are invested in cash, cash items, government securities and securities of other regulated investment companies, the subchapter M diversification requirement will also satisfy the Section 817(h) requirement. If the safe harbor cannot be utilized, the assets of the fund must meet the following requirement. No more than 55% of the value of total assets can be invested in one security, no more than 70% of the value of total assets can be invested in two securities, no more than 80% of the value of total assets can be invested in three securities, and no more than 90% of the value of total assets can be invested in four securities.

Under federal tax law, by the end of a calendar year a fund that is a RIC must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. Such a fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each Fund other than the non-RIC Funds intends to comply with this federal tax law related to annual distributions and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses (i.e. certain foreign currency gains and losses) are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

Each non-RIC Fund other than the Columbia Variable Portfolio — Core Equity Fund will be treated as a partnership for federal income purposes. A partnership is not subject to U.S. federal income tax itself, although it must file an annual information return. Rather, each partner of a partnership, in computing its federal income tax liability for a taxable year, is required to take into account its allocable share of the Fund’s items of income, gain, loss, deduction or credit for the taxable year of the Fund ending within or with the taxable year of the partner, regardless of whether such partner has received or will receive corresponding distributions from the Fund.

The Columbia Variable Portfolio — Core Equity Fund will be treated as an entity disregarded from its owner for federal income tax purposes (a so-called “disregarded entity”). A disregarded entity itself is not subject to U.S. federal income tax nor to any annual tax return filing requirements.

The non-RIC Funds will not need to make distributions to their shareholders to preserve their tax status. For purposes of the latter diversification requirement, the Fund’s beneficial interest in a regulated investment company, a real estate investment trust, a partnership or a grantor trust will not be treated as a single investment of a segregated asset account if the Fund meets certain requirements related to its ownership and access. Instead, a pro rata portion of each asset of the investment company, partnership, or trust will be treated as an asset of the segregated asset account. The Funds intend to meet such requirements.

The Funds other than the non-RIC Funds may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). To avoid taxation, a Fund may make an election to mark to market its PFIC stock. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income. The partners or owners in non-RIC Funds may similarly be subject to U.S. taxes resulting from holdings in a PFIC. To the extent possible, such non-RIC Funds may similarly make an election to mark to market any PFIC stock.

Income earned by a Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 55

effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. A s a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Service Providers

INVESTMENT MANAGEMENT SERVICES

Columbia Management is the investment manager for each fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a monthly fee based on the following schedule. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Table 8. Investment Management Services Agreement Fee Schedule

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
Balanced(a)	First $0.5	0.660%	0.610%
	Next 0.5	0.615
	Next 0.5	0.570
	Next 1.5	0.520
	Next 3.0	0.510
	Over 6.0	0.490
Cash Management	First $1.0	0.330	0.330%
	Next 0.5	0.313
	Next 0.5	0.295
	Next 0.5	0.278
	Next 2.5	0.260
	Next 1.0	0.240
	Next 1.5	0.220
	Next 1.5	0.215
	Next 1.0	0.190
	Next 5.0	0.180
	Next 5.0	0.170
	Next 4.0	0.160
	Over 24.0	0.150
Diversified Bond(b)	First $1.0	0.430	0.420%
	Next 1.0	0.420
	Next 4.0	0.400
	Next 1.5	0.380
	Next 1.5	0.365
	Next 3.0	0.360
	Next 8.0	0.350
	Next 4.0	0.340
	Next 26.0	0.320
	Over 50.0	0.300
Core Equity	All	0.400	0.400%
Davis New York Venture	First $0.5	0.730	0.690%
	Next 0.5	0.705
	Next 1.0	0.680
	Next 1.0	0.655
	Next 3.0	0.630
	Over 6.0	0.600

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 56

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
Diversified Equity Income(c)	First $0.5	0.660	0.600%
	Next 0.5	0.615
	Next 0.5	0.570
	Next 1.5	0.520
	Next 3.0	0.510
	Over 6.0	0.490
Dynamic Equity(c)	First $0.5	0.710	Dynamic Equity – 0.690%
Select Large-Cap Value(f)	Next 0.5	0.660	Select Large-Cap Value – 0.710%
	Next 2.0	0.565
	Next 3.0	0.560
	Over 6.0	0.540
Emerging Markets Opportunity	First $0.25	1.100	1.070%
	Next 0.25	1.080
	Next 0.25	1.060
	Next 0.25	1.040
	Next 1.0	1.020
	Next 5.5	1.000
	Next 2.5	0.985
	Next 5.0	0.970
	Next 5.0	0.960
	Next 4.0	0.935
	Next 26.0	0.920
	Over 50.0	0.900
Global Bond(g)	First $1.0	0.570	0.590%
	Next 1.0	0.525
	Next 1.0	0.520
	Next 3.0	0.515
	Next 1.5	0.510
	Next 4.5	0.500
	Next 8.0	0.490
	Next 30.0	0.480
	Over 50.0	0.470
Global Inflation Protected Securities	First $1.0	0.440	0.420%
	Next 1.0	0.415
	Next 1.0	0.390
	Next 3.0	0.365
	Next 1.5	0.340
	Next 1.5	0.325
	Next 1.0	0.320
	Next 5.0	0.310
	Next 5.0	0.300
	Next 4.0	0.290
	Next 26.0	0.270
	Over 50.0	0.250
Goldman Sachs Mid Cap Value	First $0.50	0.780	0.770%
	Next 0.50	0.755
	Next 1.00	0.730
	Next 1.00	0.705
	Next 3.00	0.680
	Over 6.00	0.650

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 57

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
High Yield Bond(h)	First $0.25	0.590	0.580%

Income Opportunities(i)	Next 0.25	0.575
	Next 0.25	0.570
	Next 0.25	0.560
	Next 1.0	0.550
	Next 1.0	0.540
	Next 3.0	0.515
	Next 1.5	0.490
	Next 1.5	0.475
	Next 1.0	0.450
	Next 5.0	0.435
	Next 5.0	0.425
	Next 4.0	0.400
	Next 26.0	0.385
	Over 50.0	0.360
International Opportunity(m)	First $0.25	0.800	0.830%
	Next 0.25	0.775
	Next 0.25	0.750
	Next 0.25	0.725
	Next 0.5	0.700
	Next 1.5	0.650
	Next 3.0	0.640
	Next 14.0	0.620
	Next 4.0	0.610
	Next 26.0	0.600
	Over 50.0	0.570
Large Cap Growth(c)	First $0.5	0.710	0.700%
	Next 0.5	0.665
	Next 0.5	0.620
	Next 1.5	0.570
	Next 3.0	0.560
	Over 6.0	0.540
Mid Cap Growth Opportunity(d)	First $0.5	0.760	Mid Cap Growth Opportunity – 0.730%
Mid Cap Value Opportunity(e)	Next 0.5	0.715	Mid Cap Value Opportunity – 0.740%
	Next 0.5	0.670
	Over 1.5	0.620
Partners Small Cap Value	First $0.25	0.970	0.890%
	Next 0.25	0.945
	Next 0.25	0.920
	Next 0.25	0.895
	Over 1.00	0.870
S&P 500 Index(j)	All	0.100	0.140%

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 58

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
Short Duration U.S. Government(k)	First $1.0	0.360	0.400%
	Next 1.0	0.355
	Next 1.0	0.350
	Next 3.0	0.345
	Next 1.5	0.330
	Next 1.5	0.315
	Next 1.0	0.310
	Next 5.0	0.300
	Next 5.0	0.290
	Next 4.0	0.280
	Next 26.0	0.260
	Over 50.0	0.240
Select Smaller-Cap Value(l)	First $0.5	0.790	0.800%
	Next 0.5	0.745
	Over 1.0	0.700
Seligman Global Technology	First $2.0	0.950%	0.950%
	Next $2.0	0.910%
	Over $4.0	0.870%

*	The fee may include an adjustment under the terms of a performance incentive adjustment (see Table 10).

(a)	Prior to April 30, 2011, the investment manager received an annual fee ranging from 0.530% to 0.350% as assets increased.

(b)	Prior to April 30, 2011, the investment manager received an annual fee ranging from 0.480% to 0.290% as assets increased.

(c)	Prior to April 30, 2011, the investment manager received an annual fee ranging from 0.600% to 0.375% as assets increased.

(d)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.700% to 0.475% as assets increased.

(e)	Prior to April 30, 2011, the investment manager received an annual fee ranging from 0.700% to 0.475% as assets increased.

(f)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.600% to 0.375% as assets increased.

(g)	Prior to April 30, 2011, the investment manager received an annual fee ranging from 0.720% to 0.520% as assets increased.

(h)	Prior to April 30, 2011, the investment manager received an annual fee ranging from 0.590% to 0.360% as assets increased, with varying break points.

(i)	Prior to April 30, 2011, the investment manager received an annual fee ranging from 0.610% to 0.380% as assets increased.

(j)	Prior to April 30, 2011, the investment manager received an annual fee ranging from 0.220% to 0.120% as assets increased.

(k)	Prior to April 30, 2011, the investment manager received an annual fee ranging from 0.480% to 0.250% as assets increased.

(l)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.790% to 0.665% as assets increased.

(m)	Prior to April 30, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased, with varying break points.

For all funds other than Core Equity, under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by a fund, approved by the Board. For Core Equity, under the agreement, the fund also pays brokerage commissions and expenses properly payable by the fund, approved by the Board.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 59

For Flexible and Equity Funds, except for Core Equity and S&P 500 Index, before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table.

Table 9. PIA Indexes

Fund	PIA Index	Fee Increase or (Decrease)
Balanced(a)	Lipper Balanced Funds Index	$93,581
Davis New York Venture(b)	Lipper Large-Cap Core Funds Index	(253,348)
Diversified Equity Income(a)	Lipper Equity Income Funds Index	976,978
Dynamic Equity(a)	Lipper Large-Cap Core Funds Index	643,160
Emerging Markets Opportunity(a)	Lipper Emerging Markets Funds Index	(37,549)
Goldman Sachs Mid Cap Value(a)	Lipper Mid-Cap Value Funds Index	30,860
International Opportunity(a)	Lipper International Large-Cap Core Funds Index	233,958
Large Cap Growth(a)	Lipper Large-Cap Growth Funds Index	54,555
Mid Cap Growth Opportunity(b)	Lipper Mid-Cap Growth Funds Index	(34,791)
Mid Cap Value Opportunity(a)	Lipper Mid-Cap Value Funds Index	108,573
Partners Small Cap Value(a)	Lipper Small-Cap Value Funds Index	(383,512)
Select Large-Cap Value(c)	Lipper Large-Cap Value Funds Index	6,998
Select Smaller-Cap Value(c)	Lipper Small-Cap Core Funds Index	14,095

(a)	Effective April 30, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

(b)	Effective April 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

(c)	Effective March 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class 3 share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table. The table is organized by fund category. You can find your fund’s category in Table 1.

Table 10. Performance Incentive Adjustment Calculation

Equity Funds		Flexible Funds
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 0.50%	0
0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)
1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)
2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)
4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points
6.00% or more	12 basis points

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 60

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA, a fund’s performance will be compared to a 12 month blended index return that reflects the performance of the current index for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

In September 2010 the Board approved, an amended investment management services agreement (“IMSA”) that would include elimination of the PIA. Effective October 1, 2010 for Davis New York Venture and Mid Cap Growth Opportunity, the investment manager has agreed that for a transitional period of 6 months the funds will compensate the investment manager at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA).

The IMSA proposal was approved by fund shareholders at a shareholder meeting held Feb. 15, 2011. More information about the IMSA proposal is available in proxy materials distributed to shareholders in early 2011. The IMSA proposal was effective in March 2011.

The table below shows the total management fees paid by each fund for the last three fiscal periods, as well as nonadvisory expenses, net of earnings credits, waivers and expenses, reimbursed by the investment manager and its affiliates.

Table 11. Management Fees and Nonadvisory Expenses

	Management Fees			Nonadvisory Expenses
Fund	2011	2010	2009	2011	2010	2009
Balanced	$5,565,686	$5,132,945	$4,358,029	$(221,795)	$494,029	$328,336
Cash Management	2,698,308	2,937,512	4,260,259	(3,143,742)	(2,992,142)	(1,328,379)
Core Equity	731,722	723,479	663,143	117	123	7,357
Davis New York Venture	9,080,547	12,117,328	9,259,332	(347,297)	353,203	320,167
Diversified Bond	16,859,592	20,576,872	21,852,431	505,568	1,811,561	1,391,946
Diversified Equity Income	18,520,954	20,837,717	15,923,618	796,165	1,013,721	684,469
Dynamic Equity	8,994,650	8,710,506	5,645,020	(186,676)	604,298	281,599
Emerging Markets Opportunity	10,390,210	9,905,835	8,659,092	1,067,184	1,294,141	675,903
Global Bond	9,765,308	10,625,621	9,958,933	472,806	627,425	586,488
Global Inflation Protected Securities	11,405,335	10,108,104	6,733,638	436,152	791,989	445,545
Goldman Sachs Mid Cap Value	6,932,388	3,806,321	97,939	119,315	82,240	13,915

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 61

	Management Fees			Nonadvisory Expenses
Fund	2011	2010	2009	2011	2010	2009
High Yield Bond	3,765,991	4,093,556	3,826,311	259,227	258,385	130,015
Income Opportunities	6,864,190	8,887,899	8,002,259	142,079	344,797	318,073
International Opportunity	4,078,514	4,147,559	4,383,429	327,353	329,715	222,536
Large-Cap Growth	1,776,859	1,425,360	1,311,431	(73,940)	132,071	76,063
Mid Cap Growth Opportunity	2,667,134	2,648,338	2,552,962	183,108	157,774	97,226
Mid Cap Value Opportunity	6,590,101	3,818,655	1,370,736	147,641	162,220	67,922
Partners Small Cap Value	12,855,966	12,591,500	10,479,008	(225,908)	207,817	113,009
S&P 500 Index	301,369	463,241	430,200	253,714	135,964	65,553
Select Large-Cap Value	264,204	145,078	70,871	10,705	38,616	22,785
Select Smaller-Cap Value	1,179,427	697,532	547,309	41,900	53,175	19,558
Seligman Global Technology	607,849	53,461	48,653	(63,929)	13,148	37,457
Short Duration U.S. Government	4,773,063	4,047,596	2,432,037	316,646	257,286	130,296

Manager of Managers Exemption

The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Subadvisory Agreements

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 13.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers.

Table 12. Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
Davis New York Venture	Davis Selected Advisers, LP (Davis) (effective April 24, 2006)	N/A	0.45% on the first $100 million, reducing to 0.25% as assets increase
Emerging Markets Opportunity	Threadneedle International Limited(a) (Threadneedle) (effective July 9, 2004)	A	0.50% on all assets
Goldman Sachs Mid Cap Value	Goldman Sachs Asset Management,. L.P. (GSAM) (effective Feb. 19, 2010)	B	0.45% on all assets
International Opportunity	Threadneedle(a) (effective July 9, 2004)	A	0.35% on all assets

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 62

Fund	Subadviser	Parent Company	Fee Schedule
Partners Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS) (effective March 12, 2004)	C	1.00% on the first $10 million, reducing to 0.30% as assets increase(b)
	Denver Investment Advisors LLC (Denver) (effective July 16, 2007)	N/A	0.55% on all assets
	Donald Smith & Co. Inc. (Donald Smith) (effective March 12, 2004)	N/A	0.60% on the first $175 million, reducing to 0.55% as assets increase(b)
	Turner Investments, L.P. (Turner) (effective June 6, 2008)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase(b)
	River Road Asset Management LLC (River Road) (effective April 24, 2006)	D	0.50% on all assets

(a)	Threadneedle is an affiliate of the investment manager as an indirect wholly-owned subsidiary of Ameriprise Financial.
(b)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.
A	– Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.
B	– Goldman Sachs Asset Management L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly
traded	financial services company.
C	– BHMS is an independent-operating subsidiary of Old Mutual Asset Management.
D	– River Road Asset Management LLC is a wholly-owned subsidiary of Aviva Investors, a subsidiary of Aviva plc.

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods.

Table 13. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2011	2010		2009
Davis New York Venture	Davis	$4,268,902	$4,878,227		$4,163,844
Emerging Markets Opportunity	Threadneedle	4,158,221	3,639,692		3,200,561
Goldman Sachs Mid Cap Value	GSAM	4,050,949	2,198,472	(a)	N/A
	Former subadviser: Systematic Financial Management, L.P. (Sept. 29, 2006 to Feb. 19, 2010)	N/A	6,145	(b)	25,890
	Former subadviser: WEDGE Capital Management, L.L.P. (Sept. 29, 2006 to Feb. 19, 2010)	N/A	11,694	(b)	31,754
International Opportunity	Threadneedle	1,711,582	1,705,042		1,750,791
Partners Small Cap Value	BHMS	1,416,379	1,344,427		1,029,098
	Denver	1,538,347	1,360,512		1,032,044
	Donald Smith	1,729,347	1,657,037		1,411,987
	River Road	1,429,701	1,350,742		1,161,679
	Turner Investments	1,145,123	1,025,332		819,136

(a)	For the fiscal period from Feb. 19, 2010 to Dec. 31, 2010.

(b)	For the fiscal period from Jan. 1, 2010 to Feb. 19, 2010.

Portfolio Managers. For all funds other than money market funds, the following table provides information about the funds’ portfolio managers as of Dec. 31, 2011. All shares of the Variable Portfolio funds are owned by life insurance companies and Qualified Plans, and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of Variable Portfolio funds.

Table 14. Portfolio Managers

		Other Accounts Managed (excluding the fund)			Potential
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)	Conflicts of Interest	Structure of Compensation
Balanced	Leonard Aplet	3 RICs 7 PIVs 66 other accounts	$4.47 billion $2.64 billion $7.49 billion	None	(1)	(10)

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 63

		Other Accounts Managed (excluding the fund)			Potential
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)	Conflicts of Interest	Structure of Compensation
Balanced	Brian Lavin	13 RICs 3 other accounts	$23.45 billion $8.99 million	None	(1)	(10)
	Gregory Liechty	3 RICs 5 PIVs 18 other accounts	$4.47 billion $455.91 million $21.89 million
	Guy Pope	8 RICs 800 other accounts	$7.55 billion $169 million
	Ronald Stahl	3 RICs 5 PIVs 42 other accounts	$4.47 billion $455.91 million $3.73 billion
Davis New York Venture	Davis:
	Christopher C. Davis	24 RICs 13 PIVs 85 other accounts	$42.83 billion $1.21 billion $6.59 billion	None	(3)	(11)
	Kenneth C. Feinberg	22 RICs 9 PIVs 75 other accounts	$42.72 billion $1.02 billion $6.18 billion
Core Equity	Brian M. Condon	9 RICs 6 PIVs 37 other accounts	$6.53 billion $414 million $3.02 billion	1 PIV ($22 M)	(1)	(10)
	Oliver Buckley	6 RICs 3 PIVs 32 other accounts	$5.77 billion $200 million $2.92 billion	None
Diversified Bond	Brian Lavin	13 RICs 3 other accounts	$20.21 billion $8.99 million	None	(1)	(10)
	Carl Pappo	4 RICs 3 other accounts	$10.07 billion $648,000
	Alexander Powers	3 RICs 6 PIVs 12 other accounts	$10.05 billion $1.66 billion $1.07 billion
	Michael Zazzarino	4 RICs 4 PIVs 7 other accounts	$10.14 billion $402.22 million $205.82 million		(1)	(12)
Diversified Equity Income	Steve Schroll	7 RICs 7 other accounts	$11.57 billion $2.73 million	None	(1)	(12)
	Laton Spahr	7 RICs 4 other accounts	$11.57 billion $4.28 million
	Paul Stocking	7 RICs 10 other accounts	$11.57 billion $9.77 million
Dynamic Equity	Brian Condon	9 RICs 6 PIVs 37 other accounts	$5.47 billion $414 million $3.02 billion	1 PIV ($22 M)	(1)	(10)
	Oliver Buckley	6 RICs 3 PIVs 32 other accounts	$4.71 billion $200 million $2.92 billion	None
Emerging Markets Opportunity	Threadneedle:
	Irina Miklavchich	1 RIC 1 PIV	$409.32 million $196.93 million	None	(2)	(13)
	Vanessa Donegan	2 RICs 2 PIVs 4 other accounts	$757.04 million $1.44 billion $1.17 billion	1 other account ($378.2 M)
	Rafael Polatinsky	2 RICs 3 PIVs 1 other accounts	$347.72 million $202.1 million $413.62 million	None
Global Bond	Nicolas Pifer	6 RICs 14 other accounts	$5.66 billion $801.12 million	None	(1)	(12)

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 64

		Other Accounts Managed (excluding the fund)			Potential
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)	Conflicts of Interest	Structure of Compensation
Global Inflation Protected Securities	Nicholas Pifer	6 RICs 14 other accounts	$3.07 billion $801.12 million	None	(1)	(12)
	Vishal Khanduja	1 RIC 4 other accounts	$508.33 million $273,593
	Hong Ho	3 other accounts	$457,000
Goldman Sachs Mid Cap Value	GSAM:
	Sean Gallagher	18 RICs 1 PIV 98 other accounts	$16.9 billion $16.0 million $5.01 billion	1 PIV ($16 M); 1 other account ($37 M)	(4)	(14)
	Andrew Braun	17 RICs 1 PIV 98 other accounts	$16.8 billion $16.0 million $5.01 billion
	Dolores Bamford	16 RICs 1 PIV 98 other accounts	$16.31 billion $16.0 million $5.01 billion
High Yield Bond	Brian Lavin	13 RICs 3 other accounts	$23.70 billion $8.99 million	None	(1)	(12)
	Jennifer Ponce de Leon	3 RICs 29 other accounts	$2.04 billion $4.04 billion
Income Opportunities	Brian Lavin	13 RICs 3 other accounts	$23.08 billion $8.99 million	None	(1)	(12)
International Opportunity	Threadneedle:
	Alex Lyle	25 PIVs 51 other accounts	$2.77 billion $11.27 billion	None	(2)	(13)
	Esther Perkins	1 RIC 5 other accounts	$399.85 million $623.07 million
Large Cap Growth	Peter Deininger	2 RIC 1 PIV 5 other accounts	$2.70 billion $250 million $250 million	None	(1)	(10)
	John Wilson	2 RIC 1 PIV 11 other accounts	$2.70 billion $250 million $250 million
Mid Cap Growth Opportunity	Wayne Collette	8 RICs 4 PIVs 268 other accounts	$4.32 billion $196.75 million $350.55 million	None	(1)	(12)
	George Myers	7 RICs 4 PIVs 267 other accounts	$4.14 billion $196.75 million $350.35 million
	Lawrence Lin	7 RICs 4 PIVs 270 other accounts	$4.14 billion $196.75 million $350 million
	Brian Neigut	7 RICs 4 PIVs 268 other accounts	$4.14 billion $196.75 million $349.36 million
Mid Cap Value Opportunity	Steve Schroll	7 RICs 7 other accounts	$13.59 billion $2.73 million	None	(1)	(12)
	Laton Spahr	7 RICs 4 other accounts	$13.59 billion $4.28 million
	Paul Stocking	7 RICs 10 other accounts	$13.59 billion $9.77 million
Partners Small Cap Value	BHMS:
	James S. McClure	4 RICs 1 PIV 18 other accounts	$632.9 million $6.0 million $839.8 million	None	(5)	(15)
	John P. Harloe

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 65

		Other Accounts Managed (excluding the fund)			Potential
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)	Conflicts of Interest	Structure of Compensation
Partners Small Cap Value	Denver:
	Kris Herrick	7 RICs 1 PIV 274 other accounts(c)	$564.71 million $38.07 million $740.58 million	1 RIC ($17.14 M); 2 other accounts ($216.38 M)	(6)	(16)
	Troy Dayton	6 RICs 1 PIV 274 other accounts(c)	$562.97 million $38.07 million $740.58 million
	Mark Adelmann
	Derek Anguilm
	Lisa Ramirez
	Donald Smith:
	Donald G. Smith	2 RICs 1 PIV 41 other accounts	$968.0 million $70.0 million $2.28 billion	$1 RIC ($908 M); 1 other account ($81 M)	(7)	(17)
	Richard L. Greenberg
	Turner:
	David Kovacs	2 RICs 7 PIVs 2 other accounts	$149.0 million $81.0 million $5.0 million	2 PIVs ($48 M)	(8)	(18)
	River Road:
	James C. Shircliff	4 RICs 16 PIVs 118 other accounts	$1.24 billion $1.28 billion $2.11 billion	None	(9)	(19)
	R. Andrew Beck	3 RICs 3 PIVs 66 other accounts	$509.8 million $140.9 million $1.17 billion
	J. Justin Akin	3 RICs 3 PIVs 62 other accounts	$509.8 million $140.9 million $1.17 billion
S&P 500 Index	Alfred Alley	5 RICs 7 PIVs 17 other accounts	$8.26 billion $859 million $1.62 billion	None	(1)	(10)
	Vadim Shteyn	3 RICs 3 PIVs 11 other accounts	$8.16 billion $645 million $1.51 billion
Select Large-Cap Value	Neil T. Eigen	4 RICs 35 other accounts	$1.03 billion $2.06 billion	None	(1)	(12)
	Richard S. Rosen	4 RICs 20 other accounts	$1.03 billion $484.61 million
Select Smaller-Cap Value	Neil T. Eigen	4 RICs 35 other accounts	$927.12 million $2.06 billion	None	(1)	(12)
	Richard S. Rosen	4 RICs 20 other accounts	$927.12 million $484.61 million
Seligman Global Technology	Ajay Diwan	2 RICs 5 other accounts	$711.77 million $0.44 million	None	(1)	(20)
	Benjamin Lu	1 RIC 2 other accounts	$450.95 million $0.29 million
	Richard Parower	3 RICs 6 other accounts	$552.98 million $47.56 million
	Paul Wick	3 RICs 8 other accounts	$4.18 billion $553.83 million
Short Duration U.S. Government	Leonard A. Aplet	3 RICs 7 PIVs 66 other accounts	$3.53 billion $2.64 billion $7.49 billion	None	(1)	(10)
	Gregory S. Liechty	3 RICs 5 PIVs 18 other accounts	$3.53 billion $455.91 million $21.89 million
	Ronald B. Stahl	3 RICs 5 PIVs 42 other accounts	$3.53 billion $455.91 million $3.73 billion

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 66

(c)	Primarily managed money/wrap accounts.

Potential Conflicts of Interest

(1)	Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(2)

Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 67

portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(3)	Davis: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:
•

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

•

Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(4)

GSAM: The involvement of the GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser (a “Fund” and together the “Funds”) or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs purchases, sells and holds a broad array of investments, actively trades securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to certain of the Funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Fund performance, and GSAM would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and Funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs, and its affiliates and other accounts

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 68

achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Funds.

The Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

(5)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(6)	Denver: Denver Investment Advisors LLC (“Denver Investments”) has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation. While there is no guarantee that such policies and procedures will be effective in all cases, Denver Investments believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been reasonably designed.

(7)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients. Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no brokerage or investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(8)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

(9)	River Road: Portfolio managers at River Road Asset Management (River Road) may manage one or more mutual funds as well as other types of accounts, including separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, River Road monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 69

River Road has a fiduciary responsibility to all of the clients for which it manages accounts. River Road seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. River Road has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

Structure of Compensation

(10)	Columbia Management: As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

(11)	Davis: Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis’s annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(12)	Columbia Management: Portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to applicable benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

Exceptions to this general compensation approach exist for certain teams and individuals.

(13)	Threadneedle: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan (“EIP”) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

The split of the profit share focuses on three key areas of success:

•	Performance of own funds and research recommendations,

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 70

•	Performance of all portfolios in the individual’s team,

•	Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

•	Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

•	Intra-team discussion, stock research and investment insights,

•	Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

(14)	GSAM: Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmark for the Fund is: Russell Mid Cap Value Index

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation: In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

(15)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semiannually. Portfolio managers and analysis are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment personnel have a longer-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.

(16)	Denver: Denver Investments is a limited liability company with “members” or “partners” as the owners of the firm. The compensation structure for partners versus employees differs such that a separate description of portfolio managers’ compensation is required for those portfolio managers who are partners and those who are not partners.

As a portfolio manager and partner of Denver Investments, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. Additionally, the management committee of Denver Investments may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool include the following factors: investment performance, growth of assets, profitability and intangibles. There is a composite of similarly managed accounts for each investment style at Denver

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 71

Investments, and the Fund is included in the appropriate composite. The performance criteria emphasizes pre-tax long-term (3-5 year when available) results of the composites compared to the applicable benchmark index and peer group data, rather than any specific Fund or account result.

Non-partner portfolio manager compensation consists of a base salary, discretionary firm profit sharing and predetermined potential bonus. A portion of the bonus is determined by the overall pre-tax performance of the investment management accounts managed by the non-partner portfolio manager (including the Fund) in comparison to the applicable benchmark index and peer group data in the same manner as described above for partners. The remaining portion of the bonus is subjective, based primarily on the portfolio manager’s contributions to the investment process, stock selection and teamwork.

Both partner and non-partner portfolio managers can also participate in Denver Investments’ defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

(17)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(18)	Turner: Our compensation program is designed to promote excellence, accountability and teamwork. Investment professionals are compensated for superior investment results, not the level of assets in a strategy. A portion of an investment professional’s bonus compensation is linked to a subjective teamwork and peer assessment. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. All investment professionals are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies.

(19)	River Road: River Road’s portfolio managers currently receive an annual fixed base salary. Additionally, for non-contractual portfolio managers, there is potential incentive compensation up to a pre-determined fixed rate. The incentive compensation is primarily based on the composite portfolio performance relative to the relevant peer group and/or benchmark indices over a 1-, 3-, and 5-year period, with the longer term periods receiving greater emphasis. Additional incentive consideration may be awarded for professional development and contribution to the organization’s broader performance metrics. For portfolio managers with longer-term employment agreements (contractual arrangements), incentive compensation has been contractually determined at a fixed percentage of their base salary. R. Andrew Beck and James C. Shircliff are contractual portfolio managers.

(20)	Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 72

ADMINISTRATIVE SERVICES

For funds other than Core Equity

Each fund, except for Core Equity (which is closed to new investors), has an Administrative Services Agreement with Columbia Management. Under this agreement, the fund pays Columbia Management for providing administration and accounting services. The fees are calculated as follows:

Table 15. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – 12,000,000,000	$12,000,000,001 +
Emerging Markets Opportunity	0.080%	0.075%	0.070%	0.060%	0.050%
Global Bond
International Opportunity
Partners Small Cap Value
Select Smaller-Cap Value
Seligman Global Technology
Diversified Bond	0.070%	0.065%	0.060%	0.050%	0.040%
Global Inflation Protected Securities
High Yield Bond
Income Opportunities
Short Duration U.S. Government
Balanced	0.060%	0.055%	0.050%	0.040%	0.030%
Cash Management
Davis New York Venture
Diversified Equity Income
Dynamic Equity
Goldman Sachs Mid Cap Value
Large Cap Growth
Select Large-Cap Value
Mid Cap Growth Opportunity
Mid Cap Value Opportunity
S&P 500	0.100%	0.100%	0.100%	0.100%	0.100%

Prior to Jan. 1, 2011, the funds’ Administrative Services Agreement was with Ameriprise Financial. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the fee rate applied to each fund’s net assets as of the most recent fiscal period.

Table 16. Administrative Fees

	Administrative Services Fees Paid In			Effective Fee Rate
Fund	2011	2010	2009
Balanced	$524,729	$552,751	$551,091	0.060%
Cash Management	474,637	514,572	729,115	0.060
Davis New York Venture	733,601	892,861	755,897	0.060
Diversified Bond	2,370,290	2,730,158	2,887,639	0.060
Diversified Equity Income	1,604,081	1,686,479	1,635,524	0.050
Dynamic Equity	731,312	738,432	710,424	0.060
Emerging Markets Opportunity	754,414	723,873	628,632	0.080
Global Bond	1,241,636	1,204,105	1,126,031	0.080

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 73

	Administrative Services Fees Paid In				Effective Fee Rate
Fund	2011	2010	2009
Global Inflation Protected Securities	1,714,364	1,514,683	1,015,022		0.060
Goldman Sachs Mid Cap Value	518,597	284,306	7,258		0.060
High Yield Bond	444,508	475,981	446,540		0.070
Income Opportunities	782,982	961,449	868,564		0.070
International Opportunity	389,959	411,095	409,567		0.080
Large Cap Growth	152,758	136,482	150,307		0.060
Mid Cap Growth Opportunity	218,164	227,768	191,947		0.060
Mid Cap Value Opportunity	515,201	317,145	141,875		0.060
Partners Small Cap Value	1,089,894	1,013,654	816,185		0.080
S&P 500 Index	186,435	126,336	117,325		0.090
Select Large-Cap Value	22,216	13,204	7,010		0.060
Select Smaller-Cap Value	118,010	63,968	55,059		0.080
Seligman Global Technology	51,188	4,502	2,902	(a)	0.080
Short Duration U.S. Government	798,185	572,107	354,233		0.070

(a)	Prior to May 11, 2009, the fund did not pay an administrative services fee.

TRANSFER AGENCY SERVICES

For funds other than Core Equity

Each fund, other than Core Equity (which is closed to new investors), has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the “transfer agent”) located at 225 Franklin Street, Boston, MA 02110. This agreement governs the transfer agent’s responsibility for administering and/or performing transfer agent functions and for acting as service agent in connection with dividend and distribution functions in connection with the sale and redemption of the fund’s shares. Under the agreement, the transfer agent will earn a fee equal to 0.06% of the average daily net assets of the fund. The transfer agent may hire third parties to perform services under this agreement. The fees paid to the transfer agent may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the “distributor”), 225 Franklin Street, Boston, MA 02110, an indirect wholly-owned subsidiary of Columbia Management, is the funds’ principal underwriter and distributor. Prior to May 2009, RiverSource Distributors, Inc. served as the funds’ principal underwriter and distributor. Each fund’s shares are offered on a continuous basis.

PLAN AND AGREEMENT OF DISTRIBUTION

For funds other than Core Equity

To help defray the cost of distribution and servicing, each fund, other than Core Equity (which is closed to new investors), approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act with the distributor. The Plan is a reimbursement plan whereby the fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% on Class 2 shares and 0.125% on Class 3 shares. These fees are not applicable to Class 1 shares of the fund’s average daily net assets.

The distribution and/or shareholder service fees are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 74

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

For its most recent fiscal period, each fund, other than Core Equity, paid 12b-1 fees as shown in the following table.

Table 17. 12b-1 Fees

Fund	Class 2	Class 3
Balanced	N/A	$1,135,949
Cash Management	$16,884	721,459
Davis New York Venture	2,372	87,846
Diversified Bond	19,376	1,964,225
Diversified Equity Income	27,880	1,771,758
Dynamic Equity	303	1,641,184,
Emerging Markets Opportunity	9,501	589,011
Global Bond	8,989	611,486
Global Inflation Protected Securities	7,071	397,177
Goldman Sachs Mid Cap Value	3,920	20,254
High Yield Bond	12,162	800,806
Income Opportunities	7,083	304,770
International Opportunity	4,865	593,365
Large Cap Growth	14,116	271,552
Mid Cap Growth Opportunity	1,136	453,949
Mid Cap Value Opportunity	1,875	150,877
Partners Small Cap Value	1,953	312,573
S&P 500 Index	29,369	254,261
Select Large-Cap Value	1,275	42,186
Select Smaller-Cap Value	28,863	100,637
Seligman Global Technology	102,220	N/A
Short Duration U.S. Government	61,164	458,347

PAYMENTS TO FINANCIAL INTERMEDIARIES

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. For purposes of this section the term “financial intermediary” includes any insurance company, broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution, including Ameriprise Financial and its affiliates, having a selling, services or any similar agreement with the distributor and other Ameriprise Financial affiliates.

The distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 75

intermediary, the manner in which customers of the financial intermediary make investments in the funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the funds.

These additional payments by the distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a fund will receive as proceeds from such sales or the distribution fees and expenses paid by the fund as shown under the heading Fees and Expenses of the Fund in the fund’s prospectuses.

Marketing Support Payments

The distributor and the investment manager may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Fund Family (Funds), including, but not limited to, business planning assistance, educating financial intermediary personnel about the funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Funds distributed by the distributor attributable to that financial intermediary, gross sales of the Funds distributed by the distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the funds attributable to that intermediary. The distributor and the investment manager may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries, including affiliates of Bank of America Corporation. Such increased payments to a financial intermediary may enable the financial intermediary to offset credits that it may provide to customers.

As of the date of this SAI, the distributor and/or the investment manager had agreed to make marketing support payments with respect to the funds to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments with respect to the funds from the distributor and/or other Ameriprise Financial affiliates:

•	AIG Sunameica Life Assurance Company

•	American United Life

•	Allianz Life Insurance Company of America and Allianz Life Insurance Company of NY

•	Equitrust Life Insurance

•	First Great West Life & Annuity Insurance Company
•	Guardian Life Insurance Company of America

•	Hartford Life Insurance Company

•	ING USA Annuity and Life Insurance Company

•	Jefferson National Life Insurance Company
•	Liberty Life Assurance Company

•	Merrill Lynch Life Insurance Company

•	Monumental Life Insurance

•	National Integrity Life Insurance Company

•	Security Benefit Life

•	Sunlife Financial

•	Symetra Life Insurance Company

•	Transamerica Advisors Life Insurance Company of New York

•	The Union Central Life Insurance Company

The distributor and/or the investment manager may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the distributor may include financial assistance to financial intermediaries that enable the distributor to participate in and/or

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 76

present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The distributor makes payments for entertainment events it deems appropriate, subject to the distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a conflict of interest or financial incentive for recommending a particular fund or a particular share class over other funds or share classes. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the distributor and the investment manager, and the products they offer, including the funds.

CUSTODIAN SERVICES

The fund’s securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund’s custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Trustees, to provide office space for use by the funds and their Board, and to provide any other services to the Board or the Independent Trustees, as may be reasonably requested.

Organizational Information

Each fund is an open-end management investment company. The funds’ headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The fund is owned by Accounts of participating affiliated and unaffiliated insurance companies, Qualified Plans and other qualified institutional investors authorized by the distributor. The shares of a fund represent an interest in that fund’s assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your annuity or life insurance contract prospectus or your Plan documents. All shares have voting rights over the fund’s management and fundamental policies. Each share is entitled to vote based on the total dollar interest in the fund. All shares have cumulative voting rights with respect to the election of Board members. This means that shareholders have as many votes as the dollar amount owned, including the fractional amount, multiplied by the number of members to be elected.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which,

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 77

together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Table 18. Fund History Table

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Funds Variable Series Trust II(1)	9/11/07		Business Trust	MA	12/31
Columbia Variable Portfolio — Balanced Fund(2)		4/30/86				Yes
Columbia Variable Portfolio — Cash Management Fund		10/31/81				Yes
Columbia Variable Portfolio — Core Equity Fund		9/10/04				Yes
Columbia Variable Portfolio — Diversified Bond Fund(3)		10/13/81				Yes
Columbia Variable Portfolio — Diversified Equity Income Fund		9/15/99				Yes
Columbia Variable Portfolio — Dynamic Equity Fund(4),(5)		10/13/81				Yes
Columbia Variable Portfolio — Emerging Markets Opportunity Fund(2),(4),(6),(7)		5/1/00				Yes
Columbia Variable Portfolio — Global Bond Fund		5/1/96				No
Columbia Variable Portfolio — Global Inflation Protected Securities Fund(8)		9/13/04				No
Columbia Variable Portfolio — High Yield Bond Fund(3)		5/1/96				Yes
Columbia Variable Portfolio — Income Opportunities Fund		6/1/04				Yes
Columbia Variable Portfolio — International Opportunity Fund(2),(4),(6)		1/13/92				Yes
Columbia Variable Portfolio — Large Cap Growth Fund(5),(7)		9/15/99				Yes
Columbia Variable Portfolio — Limited Duration Credit Fund(7)		5/7/10				Yes
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund(2),(7)		5/1/01				Yes

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 78

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund(7)		5/2/05				Yes
Columbia Variable Portfolio — S&P 500 Index Fund		5/1/00				Yes
Columbia Variable Portfolio — Seligman Global Technology Fund(7)		5/1/96				Yes
Columbia Variable Portfolio — Short Duration U.S. Government Fund(3)		9/15/99				Yes
Columbia Variable Portfolio — Select Large-Cap Value Fund(5),(7)		02/4/04				Yes
Columbia Variable Portfolio — Select Smaller-Cap Value Fund(5),(7)		9/15/99				Yes
Variable Portfolio — Davis New York Venture Fund(11),(18)		5/1/06				Yes
Variable Portfolio — Goldman Sachs Mid Cap Value Fund(6),(9)		2/4/04				Yes
Variable Portfolio — Partners Small Cap Value Fund(6),(9)		8/14/01				Yes

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010 and April 29, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.

**	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.

(1)	Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations. RiverSource Variable Series Trust changed its name to Columbia Funds Variable Series Trust II effective April 25, 2011.

(2)	Effective Oct. 1, 2005, Variable Portfolio – Equity Select Fund changed its name to Variable Portfolio – Mid Cap Growth Fund, Variable Portfolio – Threadneedle Emerging Markets Fund changed its name to Variable Portfolio – Emerging Markets Fund, Variable Portfolio – Threadneedle International Fund changed its name to Variable Portfolio – International Opportunity Fund, and Variable Portfolio – Managed Fund changed its name to Variable Portfolio – Balanced Fund.

(3)	Effective June 27, 2003, Variable Portfolio – Bond Fund changed its name to Variable Portfolio – Diversified Bond Fund, Variable Portfolio – Extra Income Fund changed its name to Variable Portfolio – High Yield Bond Fund and Variable Portfolio – Federal Income Fund changed its name to Variable Portfolio – Short Duration U.S. Government Fund.

(4)	Effective July 9, 2004, Variable Portfolio – Capital Resource Fund changed its name to Variable Portfolio – Large Cap Equity Fund, Variable Portfolio – Emerging Markets Fund changed its name to Variable Portfolio – Threadneedle Emerging Markets Fund and Variable Portfolio – International Fund changed its name to Variable Portfolio – Threadneedle International Fund.

(5)	Effective May 1, 2009, RiverSource Variable Portfolio – Growth Fund changed its name to Seligman Variable Portfolio – Growth Fund, RiverSource Variable Portfolio – Large Cap Equity Fund changed its name to RiverSource Variable Portfolio – Dynamic Equity Fund, RiverSource Variable Portfolio – Large Cap Value Fund changed its name to Seligman Variable Portfolio – Larger-Cap Value Fund, and RiverSource Variable Portfolio – Small Cap Advantage Fund changed its name to Seligman Variable Portfolio – Smaller-Cap Value Fund.

(6)	Effective March 31, 2008, RiverSource Variable Portfolio – Fundamental Value Fund changed its name to RiverSource Partners Variable Portfolio – Fundamental Value Fund; RiverSource Variable Portfolio – Select Value Fund changed its name to RiverSource Partners Variable Portfolio – Select Value Fund; and RiverSource Variable Portfolio – Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio – Small Cap Value Fund.

(7)	Effective May 2, 2011, Seligman Variable Portfolio – Growth Fund changed its name to Columbia Variable Portfolio – Large Cap Growth Fund; Seligman Variable Portfolio – Smaller Cap Value Fund changed its name to Columbia Variable Portfolio – Select Smaller-Cap Value Fund; Threadneedle Variable Portfolio – Emerging Markets Fund changed its name to Columbia Variable Portfolio – Emerging Markets Opportunity Fund; RiverSource Variable Portfolio – Mid Cap Growth Fund changed its name to Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund; Seligman Variable Portfolio – Larger Cap Value Fund changed its name to Columbia Variable Portfolio – Select Large-Cap Value Fund; RiverSource Variable Portfolio – Limited Duration Bond Fund changed its name to Columbia Variable Portfolio – Limited Duration Credit Fund; RiverSource Variable Portfolio – Mid Cap Value Fund changed its name to Columbia Variable Portfolio – Mid Cap Value Opportunity Fund; and Seligman Global Technology Portfolio changed its name to Columbia Variable Portfolio – Seligman Global Technology Fund.

(8)	Effective June 8, 2005, Variable Portfolio – Inflation Protected Securities Fund changed its name to Variable Portfolio – Global Inflation Protected Securities Fund.

(9)	Effective May 1, 2010, RiverSource Partners Variable Portfolio – Fundamental Value Fund changed its name to Variable Portfolio – Davis New York Venture Fund; RiverSource Partners Variable Portfolio – Select Value Fund changed its name to Variable Portfolio – Goldman Sachs Mid Cap Value Fund; and RiverSource Partners Variable Portfolio – Small Cap Value Fund changed its name to Variable Portfolio – Partners Small Cap Value Fund.

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 79

about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members, prior to the Transaction, of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Table 19. Board Members

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None	Audit, Board Governance, Compliance, Investment Review
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None	Audit, Investment Review

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 80

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None	Contracts, Compliance Investment Review
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Contracts, Board Governance, Investment Review

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 81

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None	Audit, Board Governance, Investment Review
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing –Mellon affiliate) 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)	Contracts, Investment Review
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None	Board Governance, Contracts, Executive, Investment Review
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)	Contracts, Compliance, Investment Review
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President – Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina	Contracts, Board Governance, Investment Review

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 82

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003 -2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)	Contracts, Executive, Investment Review

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 83

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President –U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President –Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 84

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Table 20. Fund Officers

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 -April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 - January 2009; Treasurer, Columbia Funds, October 2003 - May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President –Asset Management and Trust Company Services, 2006 – 2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 - 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 – April 2010

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 85

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 – January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010 – March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President – Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President –Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 – May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 – November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 – July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005 – April 2010

Responsibilities of Board with respect to fund management

The Board oversees management of the trusts and the funds (collectively, the “funds”). The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer (“CCO”), counsel to the Independent Trustees (as described below), and representatives of the funds’ service providers and overseeing Board Services.

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The investment manager is responsible for day-to-day management and administration of the funds and management of the risks that arise from the funds’ investments and operations. The Board’s oversight of the investment manager and other service providers in the operation of the funds includes oversight with respect to various risk management functions. The funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the investment manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the funds’ investment management and business affairs. Each of the investment manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 86

trusts, the Board, directly or through a committee, interacts with and reviews reports from, among others, the investment manager, subadvisers, the independent registered public accounting firm for the funds, and internal auditors for the investment manager or its affiliates, as appropriate, regarding risks faced by the funds and relevant risk functions. The Board also meets periodically with the funds’ CCO, to receive reports regarding the compliance of the funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the funds’ performance, and meets periodically with the portfolio managers of the funds to receive reports regarding the management of the funds, including various investment risks. As part of the Board’s periodic review of the funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the investment manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and the investment manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402- 3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustees, as encapsulated in their bios included in Table 19.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 87

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	CA	X
Lewis	MN		X				X
Maher	CT	X		X				X
Nagorniak	MA	X		X
Paglia	NY	X		X				X
Richie	MI	X			X
Santomero	PA		X	X	X		X	X
Shaw	SC	X		X
Taunton-Rigby	MA	X		X				X

With respect to the trusteeship of Mr. Truscott on the Board, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Trustees’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero on the Board, the committee and the Board have concluded that, despite his lack of technical independence of the funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the investment manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members. The committee held 6 meetings during the last fiscal year.

Compliance Committee — Supports the funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Trustees on a regular basis to discuss compliance matters. The committee held 5 meetings during the last fiscal year.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the funds’ investment advisory, subadvisory (if any) and principal underwriting contracts to assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The committee held 6 meetings during the last fiscal year.

Executive Committee — Acts, as needed, for the Board between meetings of the Board. The committee did not hold any meetings during the last fiscal year.

Investment Review Committee — Reviews and oversees the management of the funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The committee held 6 meetings during the last fiscal year.

Audit Committee — Oversees the accounting and financial reporting processes of the funds and internal controls over financial reporting. Oversees the quality and integrity of the funds’ financial statements and independent audits as well as the funds’ compliance with legal and regulatory requirements relating to the funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures. The committee held 7 meetings during the last fiscal year.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 88

BOARD MEMBER HOLDINGS

The following table shows the dollar range of equity securities beneficially owned on Dec. 31, 2011 of all funds overseen by the Board members. All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no Board member owns any shares of Variable Portfolio funds.

Table 21. Board Member Holdings — All Funds

Based on net asset values as of Dec. 31, 2011:

Board Member	Aggregate Dollar Range of Equity Securities of All Funds Overseen by Board Member
Kathleen Blatz	Over $100,000
Edward Boudreau	Over $100,000*
Pamela G. Carlton	Over $100,000*
William Carmichael	Over $100,000*
Patricia M. Flynn	Over $100,000*
William Hawkins	Over $100,000*
R. Glenn Hilliard	Over $100,000*
Stephen R. Lewis, Jr.	Over $100,000*
John F. Maher	Over $100,000*
John Nagorniak	Over $100,000
Catherine James Paglia	Over $100,000*
Leroy C. Richie	Over $100,000
Anthony Santomero	Over $100,000
Minor Shaw	Over $100,000*
Alison Taunton-Rigby	Over $100,000*
William F. Truscott	Over $100,000

*	Includes deferred compensation invested in share equivalents.

COMPENSATION OF BOARD MEMBERS

Total compensation. The following table shows the total compensation paid to independent Board members from all the funds in the Fund Family in the fiscal year ended Dec. 31, 2011.

Table 22. Board Member Compensation — All Funds

Board member(a)	Total Cash Compensation from Funds Family Paid to Board Member
Kathleen Blatz	$246,750
Edward Boudreau	$256,522	(b)
Pamela Carlton	$213,833	(b)
William Carmichael	$287,401
Patricia Flynn	$220,833	(b)
William Hawkins	$256,522	(b)
R. Glenn Hilliard	$239,184
Anne P. Jones(c)	$43,750
Stephen Lewis, Jr.	$430,000	(b)
John F. Maher	$200,833	(b)
John Nagorniak	$225,832	(b)
Catherine James Paglia	$223,833	(b)
Leroy C. Richie	$223,833
Anthony Santomero	$230,832
Minor Shaw	$237,684	(b)
Alison Taunton-Rigby	$251,583	(b)

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 89

(a)	Board member compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial. Mr. Boudreau, Mr. Carmichael, Mr. Hawkins, Mr. Hilliard, Ms. Shaw, Mr. Nagorniak and Mr. Santomero joined the Board effective June 1, 2011.

(b)	Mr. Boudreau, Ms. Carlton, Ms. Flynn, Mr. Hawkins, Mr. Lewis, Mr. Maher, Mr. Nagorniak, Ms. Paglia, Ms. Shaw and Ms. Tauton-Rigby elected to defer a portion of the total cash compensation payable during the period in the amount of $26,229, $70,875, $115,417, $74,680, $85,275, $200,833, $65,842, $111,917, $57,478 and $150,750, respectively. Amount deferred by fund is set forth in Table 23. Additional information regarding the deferred compensation plan is described below.

(c)	Ms. Jones ceased serving as a member of the Board effective April 14, 2011.

The Independent Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Trustees take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other Independent Trustees.

Effective June 1, 2011, Independent Directors will be paid an annual retainer of $165,000. Committee and subcommittee Chairs will each receive an additional annual retainer of $20,000 and subcommittee chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees will be paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. In 2011, the Board’s Chair received total annual cash compensation of $430,000.

The Independent Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more Columbia fund and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during the fiscal year ended Dec. 31, 2011.

Table 23. Board Member Compensation — Individual Funds

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau(a)	Carlton	Carmichael(a)	Flynn	Hawkins(a)	Hilliard(a)	Jones(b)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero(a)	Shaw(a)	Taunton- Rigby
Balanced – total	$1737	$1053	$1633	$1036	$1693	$1053	$957	$413	$3365	$1544	$957	$1726	$1714	$991	$957	$1742
Amount deferred	0	105	478	0	855	316	0	0	674	1544	287	863	0	0	478	1018
Cash Management – total	1563	1013	1473	997	1523	1012	918	353	2982	1383	918	1522	1543	950	918	1574
Amount deferred	0	101	459	0	752	304	0	0	597	1383	275	279	0	0	459	979
Core Equity – total	615	497	586	488	601	497	451	81	1130	544	451	605	611	467	451	624
Amount deferred	0	50	225	0	285	149	0	0	227	544	135	67	0	0	226	480
Davis New York Venture – total	2361	1376	2216	1354	2297	1376	1251	591	4582	2099	1251	2345	2324	1295	1251	2361
Amount deferred	0	138	625	0	1166	413	0		918	2099	375	480	0	0	625	1331

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 90

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau(a)	Carlton	Carmichael(a)	Flynn	Hawkins(a)	Hilliard(a)	Jones(b)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero(a)	Shaw(a)	Taunton- Rigby
Diversified Bond – total	$6377	$3541	$5977	$3487	$6209	$3541	$3214	$1687	$12496	5665	$3214	$6304	$6280	$3328	$3214	$6380
Amount deferred	0	354	1606	0	3186	1062	0	0	2503	5665	964	1374	0	0	1607	3426
Diversified Equity Income – total	5062	2731	4739	2685	4739	2731	2483	1353	4739	4739	2483	4739	4739	2573	2483	4739
Amount deferred	0	273	1241	0	2553	819	0	0	2000	4739	745	1118	0	0	1242	2640
Dynamic Equity – total	2363	1355	2216	1332	2302	1355	1232	594	4619	2103	1232	2358	2328	1276	1232	2363
Amount deferred	0	136	615	0	1176	407	0	0	925	2103	369	489	0	0	616	1310
Emerging Markets Opportunity – total	1852	1101	1740	1083	1802	1101	1000	441	3590	1648	1000	1848	1824	1036	1000	1853
Amount deferred	0	110	500	0	915	330	0	0	719	1648	300	365	0	0	500	1064
Global Bond – total	1588	1692	1535	1666	1554	1692	1536	0	2692	1387	1536	1514	1588	1590	1536	1637
Amount deferred	0	169	767	0	802	508	0	0	540	1387	461	0	0	0	768	1637
Global Inflation Protected Securities – total	4440	2571	4168	2532	4324	2571	2332	1612	8649	3941	2332	4375	4376	2414	2332	4450
Amount deferred	0	257	1165	0	2208	771	0	0	1732	3941	700	909	0	0	1166	2487
Goldman Sachs Mid Cap Value – total	1714	1044	1612	1027	1671	1044	949	393	3323	1525	949	1711	1691	984	949	1718
Amount deferred	0	104	474	0	846	313	0	0	666	1525	285	328	0	0	475	1009
High Yield Bond – total	1329	855	1252	841	1296	855	776	292	2549	1179	776	1317	1313	804	776	1336
Amount deferred	0	85	388	0	648	256	0	0	511	1179	233	237	0	0	388	826
Income Opportunities – total	2109	1300	1984	1280	2055	1300	1180	479	4075	1871	1180	2081	2081	1222	1180	2117
Amount deferred	0	130	590	0	1038	390	0	0	816	1871	354	398	0	0	590	1257
International Opportunity – total	1102	731	1039	718	1075	731	663	227	2103	979	663	1096	1089	687	663	1109
Amount deferred	0	73	331	0	536	219	0	0	422	979	199	187	0	0	332	706
Large Cap Growth – total	714	564	679	555	698	564	512	101	1318	631	512	704	709	531	512	724
Amount deferred	0	56	256	0	337	169	0	0	264	631	154	83	0	0	256	545
Mid Cap Growth Opportunity – total	910	625	860	614	888	625	568	176	1728	808	568	907	900	588	568	916
Amount deferred	0	62	284	0	439	187	0	0	346	808	170	145	0	0	284	603
Mid Cap Value Opportunity – total	1674	1048	1576	1031	1632	1048	953	371	3228	1487	953	1665	1652	987	953	1678
Amount deferred	0	105	476	0	820	314	0	0	647	1487	286	308	0	0	477	1013
Partners Small Cap Value – total	2536	1467	2380	1443	2471	1467	1334	627	4953	2257	1334	2529	2500	1382	1334	2538
Amount deferred	0	147	667	0	1258	440	0	0	992	2257	400	519	0	0	667	1419
S&P 500 Index – total	662	524	630	515	647	524	476	94	1222	585	476	652	657	493	476	671
Amount deferred	0	52	238	0	310	157	0	0	245	585	143	77	0	0	238	506
Select Large-Cap Value – total	391	386	376	380	382	386	351	14	682	343	351	380	390	363	351	401
Amount deferred	0	39	175	0	171	116	0	0	137	343	105	13	0	0	175	373

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 91

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau(a)	Carlton	Carmichael(a)	Flynn	Hawkins(a)	Hilliard(a)	Jones(b)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero(a)	Shaw(a)	Taunton- Rigby
Select Smaller-Cap Value – total	$564	$478	$537	$470	$552	$478	$435	$48	$1027	$497	$435	$556	$562	$450	$435	$574
Amount deferred	0	48	217	0	262	144	0	0	206	497	130	50	0	0	217	462
Seligman Global Technology – total	429	416	412	410	421	416	378	10	754	377	378	418	429	392	378	440
Amount deferred	0	42	189	0	191	125	0	0	151	377	114	16	0	0	189	402
Short Duration U.S. Government – total	2143	1330	2017	1309	2088	1330	1207	495	4130	1901	1207	2114	2115	1250	1207	2152
Amount deferred	0	133	603	0	1055	399	0	0	827	1901	362	403	0	0	604	1286

(a)	Mr. Boudreau, Mr. Carmichael, Mr. Hawkins, Mr. Hilliard, Ms. Shaw, Mr. Nagorniak and Mr. Santomero joined the Board effective June 1, 2011.

(b)	Ms. Jones ceased serving as a member of the Board effective April 14, 2011.

CODE OF ETHICS

The funds, Columbia Management, unaffiliated and affiliated subadvisers, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Control Persons and Principal Holders of Securities

The following table identifies those investors who, as of 30 days prior to the date of this SAI, owned 5% or more of any class of a fund’s shares and those investors who owned 25% or more of a fund’s shares (all share classes taken together). Investors who own more than 25% of a fund’s shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. For funds not noted in the table, the investment manager and RiverSource Life and its subsidiaries are the record holders of all outstanding shares of those funds. All shares are purchased and are held by RiverSource Life and its subsidiaries pursuant to instructions from owners of variable annuity and variable life insurance contracts issued by RiverSource Life and its subsidiaries.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 92

Table 24. Control Persons and Principal Holders

Fund	Name, city and state of investor	Share Class	Percentage of Class	Percent of Fund (>25%)
Diversified Equity Income	Sun Life Assurance Company (Sun Life Assurance), Wellesley Hills, MA	Class 2	59.68%	—
	Sun Life Insurance and Annuity Co. (Sun Life Insurance and Annuity), Wellesley Hills, MA	Class 2	7.73%	—
International Opportunity	Sun Life Assurance	Class 1	82.63%	—
		Class 2	40.52%
	Independence Life and Annuity Co. C/O Sun Life Financial, Wellesley Hills, MA	Class 1	7.65%	—
Large Cap Growth	Sun Life Assurance	Class 1	45.57%	—
		Class 2	65.60%
	Independence Life and Annuity Co. C/O Sun Life Financial, Wellesley Hills, MA	Class 1	28.03%	—
	American Scandia Life Assurance Co., Shelton, CT	Class 1	18.58%	—
	Sun Life Insurance and Annuity	Class 2	11.33%	—
Mid Cap Growth	Hartford Life Insurance Company, Hartford , Ct	Class 1	79.15%	62.78%
	Great West Life & Annuity (Great West Life & Annuity), Greenwood Village, CO	Class 1	9.47%	—
	Transamerica Life Insurance Co., Cedar Rapids, IA	Class 1	5.82%	—
	Kansas City Life Ins., Kansas City, MO	Class 1	91.78%	—
S&P 500 Index	NB Funding Company LLC, Boston, MA	Class 1	45.75%	—
	Sun Life Assurance	Class 2	79.24%	—
	Sun Life Insurance and Annuity	Class 2	18.19%	—
Select Large-Cap Value	Great West Life & Annuity	Class 1	49.97%	—
	Jefferson National Life, Louisville, KY	Class 1	46.07%	—
Select Smaller-Cap Value	Allianz Life, Minneapolis, MN	Class 1	79.42%	34.63%
	Merrill Lynch Life Insurance Co., Cedar Rapids, IA	Class 1	13.77%	—
	The Union Central Life Ins. Co., Lincoln, NE	Class 2	65.27%	—
	Kansas City Life Ins., Kansas City, MO	Class 2	14.24%	—
	Great West Life & Annuity	Class 2	5.42%	—
Seligman Global Technology	Great West Life & Annuity	Class 1	92.98%	—
		Class 2	5.66%
	Guardian Insurance & Annuity, Bethlehem, PA	Class 2	68.83%	48.89%
	Jefferson National Life, Louisville, KY	Class 2	5.97%	—
	Ameritas Life, Lincoln, NE	Class 2	5.41%	—
Short Duration U.S. Government	Sun Life Assurance	Class 2	62.47%	—
	Sun Life Insurance and Annuity	Class 2	18.56%	—

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendant’s motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 93

granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Independent Registered Public Accounting Firm

For all funds except Seligman Global Technology, financial statements contained in the funds’ Annual Report for the fiscal years ended Dec. 31, 2007 or later were audited by the independent registered public accounting firm, Ernst & Young LLP (E&Y), 220 South 6th Street, Suite 1400, Minneapolis, MN 55402-3900. For Seligman Global Technology, the financial statements for periods ended Dec. 31, 2009 or later were audited by E&Y, and financial statements for periods ended Dec. 31, 2008 and earlier were audited by other auditors. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 94

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page A-1

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements — their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings

Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page A-2

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page A-3

Standard & Poor’s Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page A-4

Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page A-5

Appendix B

S&P 500 Index Fund

ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Columbia Variable Portfolio Funds – Statement of Additional Information – May 1, 2012	Page 1

Appendix C

Proxy Voting Policy

Proxy Voting Guidelines

As Amended and Restated – Effective January 24, 2011

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Funds Proxy Voting Guidelines	Page C-1

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair / Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Funds Proxy Voting Guidelines	Page C-2

Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Funds Proxy Voting Guidelines	Page C-3

Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Funds Proxy Voting Guidelines	Page C-4

Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Funds Proxy Voting Guidelines	Page C-5

Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Funds Proxy Voting Guidelines	Page C-6

Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Funds Proxy Voting Guidelines	Page C-7

Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Funds Proxy Voting Guidelines	Page C-8

Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Funds Proxy Voting Guidelines	Page C-9

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Funds Proxy Voting Guidelines	Page C-10

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Funds Proxy Voting Guidelines	Page C-11

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

S-6466-20 AG (5/12)

Funds Proxy Voting Guidelines	Page C-12

Appendix B – Pro forma financial statements of Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Columbia Variable Portfolio – Income Opportunities Fund and Columbia Variable Portfolio – Cash Management Fund

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATIONS

The unaudited pro forma information set forth below for the twelve month periods ended on the dates indicated is intended to present supplemental data as if the reorganizations of one or more funds (each a “Selling Fund” and together, the “Selling Funds”) into other corresponding funds (each a “Buying Fund” and together, the “Buying Funds”), as noted in Table 1 below (the “Reorganizations”), had occurred as of the beginning of the period (unless otherwise noted). No Reorganization is contingent upon any other Reorganization. Information has not been presented for any Reorganizations involving a Selling Fund the net assets of which were less than 10% of the net assets of the corresponding Buying Fund as of September 30, 2012.

Table 1 – Reorganizations

Selling Fund	Buying Fund	Period Ended
Columbia Variable Portfolio – High Income Fund	Columbia Variable Portfolio – Income Opportunities Fund	June 30, 2012

Basis of Combination

In September 2012, the Board of Trustees of the Selling Fund approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which, subject to shareholder approval, the Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of the corresponding Buying Fund (“Reorganization Shares”) and the Buying Fund will assume all of the liabilities of the corresponding Selling Fund. Selling Fund shareholders will receive the class of Reorganization Shares indicated in Table 2 below. The Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. All Reorganization Shares delivered to the Selling Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Reorganization Shares received by the Selling Fund attributable to each class thereof will be distributed pro rata, on what is expected to be a tax-free basis for U.S. federal income tax purposes, to the shareholders of such class of the Selling Fund in proportion to their holdings of shares of the Selling Fund.

Table 2 – Reorganization Shares

Selling Fund Share Class		Reorganization Share Class
Class 1	→	Class 1
Class 2	→	Class 2

Under the terms of the Plan of Reorganization, the Reorganization will be accounted for by the method of accounting for tax-free mergers of investment companies. Following the Reorganization, the Buying Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-Reorganization periods will not be restated. The cost of the Reorganization, current estimates of which are set forth in Table 5 below, will be borne by the Selling Fund and the Buying Fund (each a “Fund” and collectively, the “Funds”) up to the amount of the anticipated reduction in expenses borne by that Fund over the first year following the Reorganization. Any Reorganization expenses otherwise allocable to a Fund that are in excess of that limitation will be borne by Columbia Management Investment Advisers, LLC (“Columbia Management”) or its affiliates and not by any other Fund. If the Reorganization is not consummated, Columbia Management or its affiliates will bear the costs associated with the Reorganization. The pro forma information provided herein should be read in conjunction with the audited financial statements of the Funds included in their most recent annual reports and, as applicable, the unaudited financial statements of the Funds included in their most recent semi-annual reports, in each case dated as indicated in Table 3 below.

Table 3 – Shareholder Report Dates

Fund	Annual Report	Semi-Annual Report
Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund)	12/31/2011	6/30/2012
Columbia Variable Portfolio – High Income Fund (Selling Fund)	12/31/2011	6/30/2012

Table 4 below presents, as of the date indicated, the net assets of each Fund.

B-1

Table 4 – Selling Funds and Buying Funds Net Assets

Fund	Net Assets	As-Of Date
Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund)	$1,193,285,697	June 30, 2012
Columbia Variable Portfolio – High Income Fund (Selling Fund)	$180,868,121	June 30, 2012

Table 5 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio realignment); the net assets as of the date indicated in Table 4 above of the Buying Fund assuming the indicated Reorganization occurred on that date, after accounting for the estimated Reorganization costs to be borne by the Buying Fund and the corresponding Selling Fund; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended on the date indicated in Table 4 above. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Buying Fund and the Selling Fund during the period and (ii) the expenses that would have been charged to the combined assets of the Buying and Selling Funds if the Reorganization had occurred at the beginning of the year.

The unaudited pro forma information set forth in Table 5 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganization had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

Table 5 – Estimated Reorganization Costs, Combined Fund Net Assets and Pro Forma Increases or Decreases in Expenses (1)

Proposal 2 – Columbia Variable Portfolio – High Income Fund into Columbia Variable Portfolio – Income Opportunities Fund
Estimated Reorganization Costs	$18,241
Combined Fund Net Assets as of the Date Indicated in Table 4	$1,374,135,577

Increase (Decrease)
Management fees (2)	$(24,759)
Custodian fees (3)	$(28,507)
Professional fees (3)	$(40,024)
Reports to shareholders (3)	$(55,373)
Other (3)	$(18,897)

(Increase) Decrease
Waiver and/or reimbursement of fund expenses (4)	$360,822

(1)	See “Fees and Expenses” in the Proxy Statement/Prospectus for more information.
(2)	Management fees are composed of an investment management fee and an administration fee and have been adjusted to reflect the contractual rates charged to the Buying Fund.
(3)	Adjustment reflects the elimination of duplicate services.
(4)	Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or waivers by Columbia Management and its affiliates.

Pursuant to an Investment Management Services Agreement with Columbia Management, each Fund pays a monthly management fee to Columbia Management based on the average daily net assets of the Fund, at the annual rates shown in Table 6 below.

Table 6 – Investment Management Fees

Fund	Assets (billions)	Annual Rate at Each Asset Level (Current)		Annual Rate at Each Asset Level (Buying Fund – Post- Reorganization)
Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund)	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $1.0 Next $1.0	0.590 0.575 0.570 0.560 0.550 0.540	% % % % % %	Same as Current

B-2

Fund	Assets (billions)	Annual Rate at Each Asset Level (Current)		Annual Rate at Each Asset Level (Buying Fund – Post- Reorganization)
	Next $3.0 Next $1.5 Next $1.5 Next $1.0 Next $2.0 Next $3.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.515 0.490 0.475 0.450 0.435 0.435 0.425 0.400 0.385 0.360	% % % % % % % % % %
Columbia Variable Portfolio – High Income Fund (Selling Fund)	All	0.550%		N/A

Pursuant to an Administrative Services Agreement, Columbia Management provides administrative services to each Fund. For all services provided under the Administrative Services Agreement, each Fund pays Columbia Management a monthly administration fee as a percentage of the Fund’s average daily net assets, at the annual rates shown in Table 7 below.

Table 7 – Administration Fees

Fund	Assets (billions)	Annual Rate at Each Asset Level		Annual Rate at Each Asset Level (Buying Fund – Post- Reorganization)
Columbia Variable Portfolio – Income Opportunities Fund (Buying Fund)	First $0.5 Next $0.5 Next $2.0 Next $9.0 Over $12.0	0.070 0.065 0.060 0.050 0.040	% % % % %	Same as Current
Columbia Variable Portfolio – High Income Fund (Selling Fund)	All	0.080%		N/A

Columbia Management Investment Services Corp., an affiliate of Columbia Management, is the transfer agent for each Fund. Columbia Management Investment Distributors, Inc., an affiliate of Columbia Management, is the distributor for each Fund.

No significant accounting policies will change as the result of the proposed Reorganization.

The estimated costs of the Reorganization shown in Table 5 above do not reflect any brokerage commissions incurred by a Fund in connection with any portfolio realignment. Columbia Management expects that, subsequent to the Reorganization, there may be some portfolio realignment of the Buying Fund (of securities acquired from the Selling Fund). However, Columbia Management expects that any such portfolio realignment will not result in any significant increase in the Buying Fund’s portfolio turnover rate, relative to its historical portfolio turnover rates. Columbia Management also does not expect any incremental trading costs to be significant.

Federal Income Taxes

Please see “Tax Status of the Reorganizations” in the Prospectus/Proxy Statement for a discussion of the tax effects of each Reorganization.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of its investment company taxable income to shareholders. After the Reorganizations, the Buying Funds intend to continue to qualify as regulated investment companies.

B-3

COLUMBIA FUNDS VARIABLE SERIES TRUST II

PART C

OTHER INFORMATION

PART C. OTHER INFORMATION

Item 15. Indemnification

The Agreement and Declaration of Trust of the registrant provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Trust may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, as now existing or hereafter amended. The By-laws of the registrant provide that present or former trustees or officers of the Trust made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Trust to the full extent authorized by the Massachusetts Business Corporation Act, all as more fully set forth in the By-laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 16. Exhibits

(1)	(a) Amendment No. 1 to the Agreement and Declaration of Trust effective Sept. 11, 2007, filed electronically on or about Sept. 28, 2007 as Exhibit (a) to Registrant’s Registration Statement No. 333-146374 is incorporated by reference.

(1)	(b) Amendment No. 2 to the Agreement and Declaration of Trust effective April 9, 2008, filed electronically on or about April 21, 2008 as Exhibit (a)(2) to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-146374 is incorporated by reference.

(1)	(c) Amendment No. 3 to the Agreement and Declaration of Trust effective Jan. 8, 2009 filed electronically on or about April 29, 2009 as Exhibit (a)(3) to Registrant’s Post-Effective Amendment No. 5 to Registration Statement No. 333-146374 is incorporated by reference.

(1)	(d) Amendment No. 4 to the Agreement and Declaration of Trust effective Jan. 14, 2010, filed electronically on or about April 14, 2010 as Exhibit (a)(4) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(1)	(e) Amendment No. 5 to the Agreement and Declaration of Trust effective April 6, 2010, filed electronically on or about April 30, 2010 as Exhibit (a)(5) to Registrant’s Post-Effective Amendment No. 9 to Registration Statement No. 333-146374 is incorporated by reference.

(1)	(f) Amendment No. 6 to the Agreement and Declaration of Trust effective November 11, 2010, filed electronically on or about April 29, 2011 as Exhibit (a)(6) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(1)	(g) Amendment No. 7 to the Agreement and Declaration of Trust effective January 13, 2011, filed electronically on or about April 29, 2011 as Exhibit (a)(7) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(1)	(h) Amendment No. 8 to the Agreement and Declaration of Trust effective September 15, 2011, filed electronically on or about March 2, 2012 as Exhibit (a)(8) to Registrant’s Post-Effective Amendment No. 20 to Registration Statement No. 333-146374 is incorporated by reference.

(1)	(i) Amendment No. 9 to the Agreement and Declaration of Trust effective January 12, 2012, filed electronically on or about March 2, 2012 as Exhibit (a)(9) to Registrant’s Post-Effective Amendment No. 20 to Registration Statement No. 333-146374 is incorporated by reference.

(2)	By-laws filed electronically on or about Sept. 28, 2007 as Exhibit (b) to Registrant’s Registration Statement No. 333-146374 are incorporated by reference.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization is filed electronically herewith.

(5)	Not applicable.

(6)	(a) Investment Management Services Agreement, dated March 1, 2011, between Columbia Management Investment Advisers, LLC and Registrant, filed electronically on or about March 2, 2012 as Exhibit (d)(1) to Registrant’s Post-Effective Amendment No. 20 to Registration Statement No. 333-146374 is incorporated by reference.

(6)	(b) Form of Subadvisory Agreement between RiverSource Investments, LLC and a Subadviser filed electronically on or about April 14, 2010 as Exhibit (d)(2) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(6)	(c) Subadvisory Agreement, dated June 11, 2008 between RiverSource Investments, LLC and Threadneedle International Limited, filed electronically on or about Oct. 29, 2008 as Exhibit (d)(2) to RiverSource Global Series, Inc. Post-Effective Amendment No. 57 to Registration Statement No. 33-25824 is incorporated by reference.

(6)	(d) Amendment One to Amended and Restated Subadvisory Agreement, dated July 13, 2009, between RiverSource Investments, LLC and Threadneedle International Limited filed electronically on or about Dec. 29. 2009 as Exhibit (d)(3) to RiverSource International Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-92309 is incorporated by reference.

(6)	(e) Amendment Two to Amended and Restated Subadvisory Agreement, dated March 30, 2011, between Columbia Management Investment Advisers, LLC, and Threadneedle International Limited filed electronically on or about April 29, 2011 as Exhibit (d)(5) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(6)	(f) Amendment Three to Amended and Restated Subadvisory Agreement, dated July 1, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(6) to Columbia Funds Series Trust II Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(6)	(g) Amendment Four to Amended and Restated Subadvisory Agreement, dated July 19, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(7) to Columbia Funds Series Trust II Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(6)	(h) Addendum to Amended and Restated Subadvisory Agreement, dated July 19, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(8) to Columbia Funds Series Trust II Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(7)	Distribution Agreement between Registrant and Columbia Management Investment Distributors, Inc., dated September 7, 2010, amended and restated January 12, 2012, filed electronically on or about March 2, 2012 as Exhibit (e) to Registrant’s Post-Effective Amendment No. 20 to Registration Statement No. 333-146374 is incorporated by reference.

(8)	Deferred Compensation Plan, adopted as of December 31, 2011, filed electronically on or about February 24, 2012 as Exhibit (f) to Columbia Funds Series Trust II Post-Effective Amendment No. 52 to Registration Statement No. 333-131683 is incorporated by reference.

(9)	Form of Master Global Custody Agreement with JP Morgan Chase Bank, N.A. filed electronically on or about Dec. 23, 2008 as Exhibit (g) to RiverSource International Mangers, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(10)	(a) Plan and Agreement of Distribution between Registrant and Columbia Management Investment Distributors, Inc., dated May 1, 2009, amended and restated January 12, 2012, filed electronically on or about April 2, 2012 as Exhibit (m) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(10)	(b) Rule 18f – 3(d) Plan, amended and restated January 12, 2012, filed electronically on or about March 2, 2012 as Exhibit (n) to Registrant’s Post-Effective Amendment No. 20 to Registration Statement No. 333-146374 is incorporated by reference.

(11)	Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(12)	Opinion of Counsel – to be filed by amendment.

(13)	(a) Administrative Services Agreement, dated January 1, 2011, amended and restated January 12, 2012, between Registrant and Columbia Management Investment Advisers, LLC, filed electronically on or about February 24, 2012 as Exhibit (h)(1) to Columbia Funds Series Trust II Post-Effective Amendment No. 52 to Registration Statement No. 333-131683 is incorporated by reference.

(13)	(b) Transfer and Dividend Disbursing Agent Agreement, dated September 7, 2010, amended and restated January 12, 2012, between Registrant and Columbia Management Investment Services Corp., filed electronically on or about April 2, 2012 as Exhibit (h)(2) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(c) Master Fee Cap/Fee Waiver Agreement, dated May 2, 2011, by and among Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc., Columbia Management Investment Services Corp. and the Registrant, filed electronically on or about July 29, 2011 as Exhibit (h)(4) to Columbia Funds Series Trust II Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(13)	(d) License Agreement, effective May 1, 2006, amended and restated as of Nov. 12, 2008, between Ameriprise Financial, Inc. and RiverSource Family of Funds filed electronically on or about Feb. 27, 2009 as Exhibit (h)(4) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(e) Form of License Agreement, dated July 10, 2004, between Threadneedle Asset Management Holdings Limited and the Registrant filed electronically on or about Dec. 24, 2008 as Exhibit (h)(10) to RiverSource Global Series, Inc. Post-Effective Amendment No. 58 to Registration Statement No. 33-25824 is incorporated by reference.

(13)	(f) Form of License Agreement Amendment, dated May 15, 2008, between Threadneedle Asset Management Holdings Limited and RiverSource Global Series, Inc., RiverSource International Series, Inc. and RiverSource Variable Series Trust filed electronically on or about June 30, 2008 as Exhibit (h)(10) to RiverSource Global Series, Inc. Post-Effective Amendment No. 56 to Registration Statement No. 33-25824 is incorporated by reference.

(13)	(g) Form of License Agreement Amendment between Threadneedle Asset Management Holdings Limited and RiverSource Global Series, Inc., RiverSource International Series, Inc. and RiverSource Variable Series Trust filed electronically on or about July 8, 2009 as Exhibit (h)(10) to RiverSource International Series, Inc. Post-Effective Amendment No. 51 to Registration Statement No. 2-92309 is incorporated by reference.

(13)	(h) Agreement and Plan of Reorganization, dated Sept. 11, 2007, between RiverSource Variable Portfolio Funds, as series of Minnesota corporations, and corresponding RiverSource Variable Portfolio Funds, each a series of RiverSource Variable Portfolio Trust, a Massachusetts business trust, and between RiverSource Variable Portfolio – Core Bond Fund, a series of RiverSource Variable Series Trust, and RiverSource Variable Portfolio – Diversified Bond Fund, a series of RiverSource Variable Series Trust, filed electronically on or about April 21, 2008 as Exhibit (a)(5) to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i) Agreement and Plan of Reorganization, dated December 20, 2010, filed electronically on or about April 29, 2011 as Exhibit (h)(9) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(j) Agreement and Plan of Redomiciling, dated December 20, 2010, filed electronically on or about April 29, 2011 as Exhibit (h)(10) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about November 29, 2011 as Exhibit (p)(1) to Columbia Funds Series Trust II Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(13)	(k)(ii) Code of Ethics adopted under Rule 17j-1 for Registrant’s investment adviser and principal underwriter, dated July 1, 2011, filed electronically on or about July 29, 2011 as Exhibit (p)(2) to Columbia Funds Series Trust II Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(13)	(k)(iii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Davis New York Venture Fund’s Subadviser Davis Selected Advisers, L.P., as amended effective August 1, 2009, filed electronically on or about April 29, 2011 as Exhibit (p)(3) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(iv) Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value and Variable Portfolio – Partners Small Cap Value Funds’ Subadviser Donald Smith & Co., Inc., adopted January 1, 2005, revised March 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(4) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-61346 is incorporated by reference.

(13)	(k)(v) Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value and Variable Portfolio – Small Cap Value Funds’ Subadviser Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2010, filed electronically on or about April 2, 2012 as Exhibit (p)(5) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(vi) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Value Fund’s Subadviser River Road Asset Management, LLC, dated January 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(6) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(vii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Value Fund’s Subadviser Denver Investment Advisors LLC effective January 11, 2011, filed electronically on or about April 29, 2011 as Exhibit (p)(7) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(viii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Value Fund’s Subadviser Turner Investment Partners, Inc., dated February 1, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(8) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(ix) Code of Ethics, dated November 30, 2009, adopted under Rule 17j-1, for Columbia Absolute Return Emerging Markets Macro, Columbia Asia Pacific ex-Japan, Columbia Emerging Markets Opportunity, Columbia European Equity, Columbia Global Equity, Columbia Global Extended Alpha, Columbia Variable Portfolio – Emerging Markets Opportunity and Columbia Variable Portfolio – International Opportunity Funds’ Subadviser ,Threadneedle International Ltd., filed electronically on or about April 29, 2011 as Exhibit (p)(9) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(x) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – American Century Diversified Bond Fund’s and Variable Portfolio – American Century Growth Fund’s Subadviser American Century Investment Management, Inc., dated January 1, 2009, filed electronically on or about April 14, 2010 as Exhibit (p)(11) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xi) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Invesco International Growth Fund’s Subadviser Invesco Advisers, Inc., dated January 1, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(11) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Morgan Stanley Global Real Estate Fund’s Subadviser Morgan Stanley Investment Management Inc., dated September 17, 2010, filed electronically on or about April 29, 2011 as Exhibit (p)(12) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xiii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – MFS Value Fund’s Subadviser Massachusetts Financial Services Company, dated February 22, 2010, filed electronically on or about April 29, 2011 as Exhibit (p)(13) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xiv) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – J.P. Morgan Core Bond Fund’s Subadviser J.P. Morgan Investment Management Inc., dated February 1, 2005, amended July 15, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(14) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xv) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – NFJ Dividend Value Fund’s Subadviser NFJ Investment Group LLC, dated October 1, 2009, filed electronically on or about April 14, 2010 as Exhibit (p)(16) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xvi) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – PIMCO Mortgage-Backed Securities Fund’s Subadviser Pacific Investment Management Company, LLC, dated May 1, 2009, filed electronically on or about April 14, 2010 as Exhibit (p)(17) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xvii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Growth Fund’s Subadviser TCW Investment Management Company, dated April 11, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(17) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xviii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Growth Fund’s Subadviser London Company of Virginia dated, April 7, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(18) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xix) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Growth Fund’s and Variable Portfolio – Wells Fargo Short Duration Government Fund’s Subadviser Wells Capital Management Incorporated dated April 1, 2010, filed electronically on or about April 29, 2011 as Exhibit (p)(19) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xx) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Nuveen Winslow Large Cap Growth Fund’s Subadviser Winslow Capital Management, Inc., dated January 1, 2011, amended August 15, 2011 filed electronically on or about April 2, 2012 as Exhibit (p)(20) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xxi) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – DFA International Value Fund’s Subadviser Dimensional Fund Advisors, L.P., dated December 31, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(21) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xxii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Mondrian International Small Cap Fund’s Subadviser Mondrian Investment Partners Limited, dated January 1, 2007, filed electronically on or about April 14, 2010 as Exhibit (p)(24) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xxiii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Marsico Growth Fund’s Subadviser Marsico Capital Management, LLC, dated December 6, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(23) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xxiv) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Eaton Vance Floating-Rate Income Fund’s Subadviser Eaton Vance Management, dated May 15, 2010, filed electronically on or about April 29, 2011 as Exhibit (p)(24) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xxv) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Columbia Wanger International Equities Fund and Columbia Wanger U.S. Equities Fund’s Subadviser Columbia Wanger Asset Management, LLC, dated March 12, 2010, filed electronically on or about April 29, 2011 as Exhibit (p)(25) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xxvi) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Goldman Sachs Mid Cap Value Fund’s Subadviser Goldman Sachs Asset Management, L.P., dated November 17, 2010, filed electronically on or about April 2, 2012 as Exhibit (p)(26) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xxvii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Jennison Mid Cap Growth Fund’s Subadviser Jennison Associates, LLC, dated January 3, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(27) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(k)(xxviii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Pyramis International Equity Fund’s Subadviser Pyramis Global Advisors, LLC, dated 2011, filed electronically on or about April 29, 2011 as Exhibit (p)(28) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(14)	(a) Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP) is filed electronically herewith.

(14)	(b) Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) is filed electronically herewith.

(15)	Not applicable.

(16)	Trustees Power of Attorney to sign Amendments to this Registration Statement, is filed electronically herewith.

(17)	Not applicable.

Item 17. Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Columbia Funds Variable Series Trust II, by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 12th day of October, 2012.

COLUMBIA FUNDS VARIABLE SERIES TRUST II

By:	/s/ J. KEVIN CONNAUGHTON
Name:	J. Kevin Connaughton
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

SIGNATURES	TITLE	DATE

/S/ J. KEVIN CONNAUGHTON	President
J. Kevin Connaughton	(Principal Executive Officer)	October 12, 2012

/S/ MICHAEL G. CLARKE	Chief Financial Officer
Michael G. Clarke	(Principal Financial Officer)	October 12, 2012

/S/ JOSEPH F. DIMARIA	Chief Accounting Officer
Joseph F. DiMaria	(Principal Accounting Officer)	October 12, 2012

/S/ STEPHEN R. LEWIS, JR.* Stephen R. Lewis, Jr.	Chairman of the Board	October 12, 2012

/S/ KATHLEEN A. BLATZ* Kathleen A. Blatz	Trustee	October 12, 2012

/S/ EDWARD J. BOUDREAU, JR.* Edward J. Boudreau, Jr.	Trustee	October 12, 2012

/S/ PAMELA G. CARLTON* Pamela G. Carlton	Trustee	October 12, 2012

/S/ WILLIAM P. CARMICHAEL* William P. Carmichael	Trustee	October 12, 2012

/S/ PATRICIA M. FLYNN* Patricia M. Flynn	Trustee	October 12, 2012

/S/ WILLIAM A. HAWKINS* William A. Hawkins	Trustee	October 12, 2012

/S/ R. GLENN HILLIARD* R. Glenn Hilliard	Trustee	October 12, 2012

/S/ JOHN F. MAHER* John F. Maher	Trustee	October 12, 2012

/S/ CATHERINE JAMES PAGLIA* Catherine James Paglia	Trustee	October 12, 2012

/S/ LEROY C. RICHIE* Leroy C. Richie	Trustee	October 12, 2012

/S/ ANTHONY M. SANTOMERO* Anthony M. Santomero	Trustee	October 12, 2012

/S/ MINOR M. SHAW* Minor M. Shaw	Trustee	October 12, 2012

/S/ ALISON TAUNTON-RIGBY* Alison Taunton-Rigby	Trustee	October 12, 2012

/S/ WILLIAM F. TRUSCOTT* William F. Truscott	Trustee	October 12, 2012

*By:	/S/ RYAN C. LARRENAGA
Ryan C. Larrenaga** Attorney-in-Fact October 12, 2012

**	Executed by Ryan C. Larrenaga on behalf of each of the Trustees pursuant to a Power of Attorney filed herewith.

Exhibit Index

Exhibit No.	Description

(4)	Agreement and Plan of Reorganization

(11)	Opinion and consent of counsel as to the legality of the securities being registered

(14)(a)	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP)

(14)(b)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)

(16)	Trustees Power of Attorney to sign Amendments to this Registration Statement